                                                          File No. 811-2657
                                                           File No. 2-56969

                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C.  20549

                                 Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

                      Pre-Effective Amendment No. ____
                      Post-Effective Amendment No. 44

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

                             Amendment No. 34

WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.
-------------------------------------------------------------------------
                   (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas               66202-4200
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         (Address of Principal Executive Office)       (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
-------------------------------------------------------------------------
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective

          _____  immediately upon filing pursuant to paragraph (b)
          __X__  on December 28, 2001 pursuant to paragraph (b)
          _____  60 days after filing pursuant to paragraph (a)(1)
          _____  on (date) pursuant to paragraph (a)(1)
          _____  75 days after filing pursuant to paragraph (a)(2)
          _____  on (date) pursuant to paragraph (a)(2) of Rule 485
          _____  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

    ==================================================================

                 DECLARATION REQUIRED BY RULE 24f-2(a)(1)

     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the
Registrant's fiscal year ended September 30, 2001 will be filed on or before December 28, 2001.

Prospectus

December 28, 2001

WADDELL & REED ADVISORS FUNDS

FIXED INCOME AND
MONEY MARKET FUNDS

Bond Fund
Global Bond Fund
Government Securities Fund
High Income Fund
Municipal Bond Fund
Municipal High Income Fund
Municipal Money Market Fund
Cash Management

The Securities and Exchange Commission has not approved
or disapproved the Funds' securities, or determined whether
this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS

AN OVERVIEW OF THE FUNDS..........................

BOND FUND ........................................

GLOBAL BOND FUND..................................

GOVERNMENT SECURITIES FUND........................

HIGH INCOME FUND..................................

MUNICIPAL BOND FUND...............................

MUNICIPAL HIGH INCOME FUND........................

MUNICIPAL MONEY MARKET FUND.......................

CASH MANAGEMENT...................................

INVESTMENT PRINCIPLES OF THE FUNDS................
     Investment Goals, Principal Strategies
          and Other Investments...................
     Risk Considerations of Principal Strategies
          and Other Investments...................

YOUR ACCOUNT......................................
     Choosing a Share Class.......................
     Ways to Set Up Your Account..................
     Buying Shares................................
     Selling Shares...............................
     Distributions and Taxes......................

THE MANAGEMENT OF THE FUNDS.......................
     Portfolio Management.........................
     Management Fee...............................

FINANCIAL HIGHLIGHTS..............................

AN OVERVIEW OF THE FUNDS

WADDELL & REED ADVISORS
BOND FUND

GOAL
(formerly United Bond Fund(R)) seeks a reasonable return with emphasis on preservation of capital.

Principal Strategies

Bond Fund seeks to achieve its goal by investing primarily in domestic, and to a lesser extent foreign, debt securities usually of investment grade, including bonds rated BBB and higher by Standard & Poor's (S&P) and Baa and higher by Moody's Corporation (Moody's). The Fund has no limitations regarding the maturity duration or dollar weighted average of its holdings.
The Fund may invest in debt securities with varying maturities and can invest in securities of companies of any size.

In selecting debt securities for the Fund's portfolio, Waddell & Reed
Investment Management Company (WRIMCO), the Fund's investment manager, considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth. WRIMCO may also look at many other factors. These include the issuer's past, present and estimated future:

* financial strength

* cash flow

* management

* borrowing requirements

* responsiveness to changes in interest rates and business conditions

As well, WRIMCO considers the maturity of the obligation and the size or nature of the bond issue.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Bond Fund owns different types of debt securities, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline

* prepayment of higher-yielding bonds held by the Fund

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* changes in the maturities of bonds owned by the Fund

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
  Fund's holdings to fall as part of a broad market decline

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Bond Fund is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. As of September 30,
2000, the Fund's fiscal year-end changed from December 31 to September 30.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at  www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991       17.76%
1992        7.84%
1993       13.19%
1994       -5.76%
1995       20.50%
1996        3.20%
1997        9.77%
1998        7.27%
1999       -1.08%
2000        9.13%

In the period shown in the chart, the highest quarterly return was 7.11%
(the third quarter of 1991) and the lowest quarterly return was -7.37% (the first quarter of 1997). The Class A return for the year through September
30, 2001 was 7.53%.

Average Annual Total Returns

as of December 31, 2000 (%)       1 Year   5 Years  10 Years  Life of Class[1]

Class A Shares of
Bond Fund                          2.85%     4.33%     7.33%

Salomon Brothers Broad
Investment Grade Index            11.59%     6.45%     8.00%

Lipper Corporate Debt Funds
A-Rated Universe Average           9.79%     5.20%     7.57%

Class B Shares of
Bond Fund                          4.19%                               3.42%

Salomon Brothers Broad
Investment Grade Index            11.59%                               9.01%

Lipper Corporate Debt Funds
A-Rated Universe Average           9.79%                               7.37%

Class C Shares of
Bond Fund                          8.26%                               6.34%

Salomon Brothers Broad
Investment Grade Index            11.59%                               9.01%

Lipper Corporate Debt Funds
A-Rated Universe Average           9.79%                               7.37%

Class Y Shares of
Bond Fund                          9.44%     5.81%                     6.56%

Salomon Brothers Broad
Investment Grade Index            11.59%     6.45%                     7.03%

Lipper Corporate Debt Funds
A-Rated Universe Average           9.79%     5.20%                     5.96%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since September 9, 1999 for Class B shares and for Class C shares and
June 19, 1995 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index are not available, index performance is calculated from September 30, 1999 (Class B and C) and June 30, 1995
(Class Y).

FEES AND EXPENSES

Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from       Class A      Class B     Class C     Class Y
your investment)                Shares       Shares      Shares      Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)               5.75%         None        None        None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)              None[2]           5%          1%        None

Annual Fund Operating Expenses
(expenses that are deducted    Class A      Class B     Class C     Class Y
from Fund assets)               Shares       Shares      Shares      Shares

Management Fees                  0.52%        0.52%       0.52%       0.52%

Distribution and Service
(12b-1) Fees                     0.25%        1.00%       1.00%        None

Other Expenses[3]                0.24%        0.35%       0.35%       0.21%

Total Annual Fund
Operating Expenses               1.01%        1.87%       1.87%       0.73%

[1]The contingent deferred sales charge (CDSC) which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Restated for a change in the shareholder servicing fee that became effective December 1, 2001.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $672         $878      $1,101      $1,740

Class B Shares                    $590         $888      $1,111      $1,964[1]

Class C Shares                    $190         $588      $1,011      $2,190

Class Y Shares                    $ 75         $233       $ 406       $ 906

If shares are not redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $672         $878      $1,101      $1,740

Class B Shares                    $190         $588      $1,011      $1,964[1]

Class C Shares                    $190         $588      $1,011      $2,190

Class Y Shares                    $ 75         $233       $ 406       $ 906

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

WADDELL & REED ADVISORS
GLOBAL BOND FUND, INC.

GOALS
(formerly United High Income Fund II, Inc.R) seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies

Global Bond Fund seeks to achieve its goals by investing primarily in a diversified portfolio of U.S. dollar-denominated debt securities of foreign and U.S. issuers. Although the Fund invests, primarily, in investment grade securities, it may invest up to 35% of its total assets in lower quality bonds, commonly called junk bonds, that include bonds rated BB and below by
S&P or comparable ratings issued by any Nationally Recognized Statistical
Rating Organization(s) (NRSRO(s)), or if unrated, judged by WRIMCO to be of comparable quality. The Fund will typically invest in junk bonds of foreign issuers, and it will only invest in junk bonds if WRIMCO deems the risks to be consistent with the Fund's goals. The Fund may invest in bonds of any maturity, although WRIMCO seeks to focus on the intermediate-term sector
(generally, bonds with maturities ranging between one and ten years). The
Fund invests primarily in issuers of countries that are members of the
Organisation of Economic Co-Operation and Development (OECD). The Fund may
invest in securities issued by foreign or U.S. governments and in foreign or U.S. companies of any size. The Fund may also invest in equity securities of foreign and U.S. issuers to achieve its secondary goal of capital growth.

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include:

* country analysis (economic, legislative/judicial and demographic trends)

* credit analysis of the issuer (financial strength, cash flow, management, strategy and accounting)

* maturity of the issue

* quality of the issue

* denomination of the issue (e.g. U.S. dollar, euro, yen)

* domicile of the issuer

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example,
WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Global Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline

* changes in the maturities of bonds owned by the Fund

* changes in foreign exchange rates, which may affect the value of certain securities the Fund holds

* the susceptibility of lower-rated bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-
  rated bonds

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
  Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

Investing in foreign securities presents additional risks, such as foreign currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.

As well, market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Global Bond Fund is designed for investors primarily seeking a high level of current income generated from a diversified portfolio consisting primarily of U.S. dollar-denominated fixed-income securities of U.S. and foreign issuers. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Global Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS [1]
as of December 31 each year (%)

1991       31.31%
1992       15.23%
1993       17.39%
1994       -4.07%
1995       16.88%
1996       11.93%
1997       14.97%
1998        2.69%
1999        1.45%
2000       -4.78%

In the period shown in the chart, the highest quarterly return was 11.52%
(the first quarter of 1991) and the lowest quarterly return was -5.72% (the third quarter of 1998). The Class A return for the year through September
30, 2001 was 6.47%.

[1]Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information in the bar chart and performance table for periods prior to that date reflect the operations of the Fund under its former investment strategies and related policies.

Average Annual Total Returns

as of December 31, 2000 (%)       1 Year   5 Years  10 Years  Life of Class[1]

Class A Shares of
Global Bond Fund                 -10.25%     3.77%     9.16%

Lehman Brothers U.S. Dollar-
Denominated Universal Index       10.82%     6.43%     8.05%

Salomon Brothers High Yield
Market Index                      -5.68%     4.60%    11.10%

Lipper High Current Yield
Funds Universe Average            -8.38%     3.36%     9.99%

Class B Shares of
Global Bond Fund                  -9.11%                              -5.54%

Lehman Brothers U.S. Dollar-
Denominated Universal Index       10.82%                               9.18%

Salomon Brothers High Yield
Market Index                      -5.68%                              -2.91%

Lipper High Current Yield
Funds Universe Average            -8.38%                              -5.07%

Class C Shares of
Global Bond Fund                  -5.69%                              -2.74%

Lehman Brothers U.S. Dollar-
Denominated Universal Index       10.82%                               9.18%

Salomon Brothers High Yield
Market Index                      -5.68%                              -2.91%

Lipper High Current Yield
Funds Universe Average            -8.38%                              -5.07%

Class Y Shares of
Global Bond Fund                  -4.47%                               4.80%

Lehman Brothers U.S. Dollar-
Denominated Universal Index       10.82%                               6.85%

Salomon Brothers High Yield
Market Index                      -5.68%                               4.31%

Lipper High Current Yield
Funds Universe Average            -8.38%                               3.09%

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lehman Brothers U.S. Dollar-Denominated Universal Index will replace Salomon Brothers High Yield Market Index. WRIMCO believes that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund now invests. Both indexes are presented in this prospectus for comparison purposes. The
Lipper average is a composite of mutual funds with goals similar to the goals of the Fund and investment strategies similar to those of the Fund prior to September 18, 2000.

[1]Since October 6, 1999 for Class B shares and for Class C shares and
February 27, 1996 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, index performance is calculated from October 31, 1999 (Class
B and C) and February 29, 1996 (Class Y).

FEES AND EXPENSES

Global Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees

(fees paid directly from       Class A      Class B     Class C     Class Y
your investment)                Shares       Shares      Shares      Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)               5.75%         None        None        None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)              None[2]           5%          1%        None

Annual Fund Operating Expenses
(expenses that are deducted    Class A      Class B     Class C     Class Y
from Fund assets)               Shares       Shares      Shares      Shares

Management Fees                  0.62%        0.62%       0.62%       0.62%

Distribution and Service
(12b-1) Fees                     0.25%        1.00%       1.00%        None

Other Expenses[3]                0.32%        0.52%       0.63%       0.22%

Total Annual Fund
Operating Expenses               1.19%        2.14%       2.25%       0.84%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Restated for a change in the shareholder servicing fee that became effective December 1, 2001.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $689         $931      $1,192      $1,935

Class B Shares                    $617         $970      $1,249      $2,228[1]

Class C Shares                    $228         $703      $1,205      $2,585

Class Y Shares                    $ 86         $268       $ 466      $1,037

If shares are not redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $689         $931      $1,192      $1,935

Class B Shares                    $217         $670      $1,149      $2,228[1]

Class C Shares                    $228         $703      $1,205      $2,585

Class Y Shares                    $ 86         $268       $ 466      $1,037

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

WADDELL & REED ADVISORS
GOVERNMENT SECURITIES FUND, INC.

GOAL
(formerly United Government Securities Fund, Inc.(R)) seeks as high a current income as is consistent with safety of principal.

Principal Strategies

Government Securities Fund seeks to achieve its goal by investing exclusively in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities). The Fund invests in a diversified portfolio of U.S. Government securities, including treasury issues and mortgage-backed securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

Principal Risks of Investing in the Fund

Because Government Securities Fund owns different types of fixed-income instruments, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
  Fund's holdings to fall as part of a broad market decline

* prepayment of higher-yielding bonds and mortgage-backed securities

* WRIMCO's skill in evaluating and selecting securities for the Fund

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. As well, not all U.S.
Government securities are backed by the full faith and credit of the United
States.

Who May Want to Invest

Government Securities Fund is designed for investors who seek current income and the relative security of investing in U.S. Government securities. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Government Securities Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. As of September 30,
2000, the Fund's fiscal year-end changed from March 31 to September 30.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991       16.07%
1992        7.54%
1993        9.99%
1994       -3.88%
1995       19.30%
1996        1.77%
1997        9.16%
1998        7.49%
1999       -0.64%
2000       11.30%

In the period shown in the chart, the highest quarterly return was 6.81%
(the third quarter of 1991) and the lowest quarterly return was -3.32% (the first quarter of 1994). The Class A return for the year through September
30, 2001  was 7.56%.

Average Annual Total Returns

as of December 31, 2000 (%)       1 Year   5 Years  10 Years  Life of Class[1]

Class A Shares of
Government Securities Fund         6.57%     4.81%     7.18%

Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index               12.34%     6.64%     7.92%

Lipper General U. S.
Government Funds
Universe Average                  11.77%     5.40%     6.99%

Class B Shares of
Government Securities Fund         6.48%                               5.04%

Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index               12.34%                               9.99%

Lipper General U. S.
Government Funds
Universe Average                  11.77%                               9.27%

Class C Shares of
Government Securities Fund        10.27%                               8.35%

Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index               12.34%                               9.99%

Lipper General U. S.
Government Funds
Universe Average                  11.77%                               9.27%

Class Y Shares of
Government Securities Fund        11.70%     6.00%                     6.84%

Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index               12.34%     6.64%                     7.14%

Lipper General U. S.
Government Funds
Universe Average                  11.77%     5.40%                     6.03%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since October 4, 1999 for Class B shares, October 8, 1999 for Class C shares and September 27, 1995 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the index (including income) are not available, index performance is calculated from October 31,
1999 (Class B and C) and September 30, 1995 (Class Y).

FEES AND EXPENSES

Government Securities Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from       Class A      Class B     Class C     Class Y
your investment)                Shares       Shares      Shares      Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)               4.25%         None        None        None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)              None[2]           5%          1%        None

Annual Fund Operating Expenses
(expenses that are deducted    Class A      Class B     Class C     Class Y
from Fund assets)               Shares       Shares      Shares      Shares

Management Fees                  0.50%        0.50%       0.50%       0.50%

Distribution and Service
(12b-1) Fees                     0.25%        1.00%       1.00%        None

Other Expenses[3]                0.36%        0.48%       0.35%       0.29%

Total Annual Fund
Operating Expenses               1.11%        1.98%       1.85%       0.79%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Restated for a change in the shareholder servicing fee that became effective December 1, 2001.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $533         $763      $1,011      $1,719

Class B Shares                    $601         $921      $1,168      $2,079[1]

Class C Shares                    $188         $582      $1,001      $2,169

Class Y Shares                    $ 81         $252       $ 439       $ 978

If shares are not redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $533         $763      $1,011      $1,719

Class B Shares                    $201         $621      $1,068      $2,079[1]

Class C Shares                    $188         $582      $1,001      $2,169

Class Y Shares                    $ 81         $252       $ 439       $ 978

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

WADDELL & REED ADVISORS
HIGH INCOME FUND, INC.

GOALS
(formerly United High Income Fund, Inc.(R)) seeks, as a primary goal, a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with its primary goal.

Principal Strategies

High Income Fund seeks to achieve its goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of
U.S. and foreign issuers, the risks of which are, in the judgment of
WRIMCO, consistent with the Fund's goals. The Fund invests primarily in lower quality bonds, commonly called junk bonds, that include bonds rated
BB and below by S&P or Ba and below by Moody's or, if unrated, deemed by
WRIMCO to be of comparable quality. The Fund may invest an unlimited amount of its total assets in junk bonds. As well, the Fund may invest in bonds of any maturity and may invest in companies of any size.

The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth. The Fund emphasizes a blend of value and growth in its selection of common stocks. Value stocks are those which WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the
Fund. These include an issuer's past, current and estimated future:

* financial strength

* cash flow

* management

* borrowing requirements

* responsiveness to changes in interest rates and business conditions

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example,
WRIMCO may sell a holding if the issuer's financial strength declines, or if anticipated to decline, to an unacceptable level or if management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may sell a security if the competitive conditions of a particular industry have increased, and it believes the Fund should, therefore, reduce its exposure to such industry.
WRIMCO may also sell a security if, in its opinion, the price of the security has risen to reflect the company's improved creditworthiness and other investments with greater potential exist. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because High Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

* the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds

* the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds

* an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities, to decline

* the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries

* changes in the maturities of bonds owned by the Fund

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
  Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

High Income Fund is designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth when consistent with the goal of income. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. As of September 30,
2000, the Fund's fiscal year-end changed from March 31 to September 30.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991       37.45%
1992       16.33%
1993       17.69%
1994       -3.66%
1995       17.80%
1996       11.88%
1997       14.32%
1998        3.88%
1999        2.92%
2000       -6.47%

In the period shown in the chart, the highest quarterly return was 12.12%
(the first quarter of 1991) and the lowest quarterly return was -5.18% (the third quarter of 1998). The Class A return for the year through September
30, 2001 was 1.60%.

Average Annual Total Returns

as of December 31, 2000 (%)       1 Year   5 Years  10 Years  Life of Class[1]

Class A Shares of
High Income Fund                 -11.85%     3.81%     9.95%

Salomon Brothers High Yield
Market Index                      -5.68%     4.60%    11.10%

Lipper High Current Yield Funds
Universe Average                  -8.38%     3.36%     9.99%

Class B Shares of
High Income Fund                 -10.88%                              -6.87%

Salomon Brothers High Yield
Market Index                      -5.68%                              -2.91%

Lipper High Current Yield Funds
Universe Average                  -8.38%                              -5.07%

Class C Shares of
High Income Fund                  -7.46%                              -4.07%

Salomon Brothers High Yield
Market Index                      -5.68%                              -2.91%

Lipper High Current Yield Funds
Universe Average                  -8.38%                              -5.07%

Class Y Shares of
High Income Fund                  -6.21%                               5.12%

Salomon Brothers High Yield
Market Index                      -5.68%                               4.60%

Lipper High Current Yield Funds
Universe Average                  -8.38%                               3.36%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goals of the Fund.

[1]Since October 4, 1999 for Class B shares and for Class C shares and
January 4, 1996 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the index (including income) are not available, index performance is calculated from October 31, 1999 (Class B and C) and
December 31, 1995 (Class Y).

FEES AND EXPENSES

High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from       Class A      Class B     Class C     Class Y
your investment)                Shares       Shares      Shares      Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)               5.75%         None        None        None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)              None[2]           5%          1%        None

Annual Fund Operating Expenses
(expenses that are deducted    Class A      Class B     Class C     Class Y
from Fund assets)               Shares       Shares      Shares      Shares

Management Fees                  0.62%        0.62%       0.62%       0.62%

Distribution and Service
(12b-1) Fees                     0.25%        1.00%       1.00%        None

Other Expenses[3]                0.22%        0.38%       0.37%       0.20%

Total Annual Fund
Operating Expenses               1.09%        2.00%       1.99%       0.82%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Restated for a change in the shareholder servicing fee that became effective December 1, 2001.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $680         $902      $1,141      $1,827

Class B Shares                    $603         $927      $1,178      $2,090[1]

Class C Shares                    $202         $624      $1,073      $2,317

Class Y Shares                    $ 84         $262       $ 455      $1,014

If shares are not redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $680         $902      $1,141      $1,827

Class B Shares                    $203         $627      $1,078      $2,090[1]

Class C Shares                    $202         $624      $1,073      $2,317

Class Y Shares                    $ 84         $262       $ 455      $1,014

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

WADDELL & REED ADVISORS
MUNICIPAL BOND FUND, INC.

GOAL
(formerly United Municipal Bond Fund, Inc.(R)) seeks to
provide income that is not subject to Federal income tax.

Principal Strategies

Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade and of any maturity.
Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion, up to 40%, of the Fund's dividends paid to shareholders each year may be a tax preference item for purposes of the Federal alternative minimum tax (AMT).

The Fund diversifies its holdings between two main types of municipal bonds:

* general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority

* revenue bonds, which are payable only from specific sources, such as the revenue from a particular project or a special tax. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single family home mortgages and multi-family project mortgages

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include:

* the security's current coupon

* the maturity of the security

* the relative value of the security

* the creditworthiness of the particular issuer or of the private company involved

* the structure of the security, including whether it has a put or a call feature

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund.
WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

Because Municipal Bond Fund primarily owns different types of securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which may cause the value of a bond held by the Fund, especially bonds with longer maturities and zero coupon bonds, to decline

* prepayment of asset-backed securities or mortgage-backed securities
  (prepayment risk)

* prepayment of higher-yielding bonds when interest rates decline
  (optional call risk)

* changes in the maturities of bonds owned by the Fund

* the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects

* the local economic, political or regulatory environment affecting bonds owned by the Fund

* failure of a bond's interest to qualify as tax-exempt

* legislation affecting the tax status of municipal bond interest

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
  Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

A significant portion of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio.
You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Municipal Bond Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991       13.15%
1992        9.53%
1993       14.30%
1994       -7.14%
1995       20.17%
1996        4.12%
1997       10.23%
1998        5.20%
1999       -5.50%
2000        9.93%

In the period shown in the chart, the highest quarterly return was 8.87%
(the first quarter of 1995) and the lowest quarterly return was -6.48% (the first quarter of 1994). The Class A return for the year through September
30, 2001 was 4.10%.

Average Annual Total Returns

as of December 31, 2000 (%)       1 Year   5 Years  10 Years  Life of Class[1]

Class A Shares of
Municipal Bond Fund                5.26%     3.73%     6.65%

Lehman Brothers Municipal
Bond Index                        11.69%     5.84%     7.32%

Lipper General Municipal
Debt Funds Universe Average       10.83%     4.65%     6.67%

Class B Shares of
Municipal Bond Fund                4.90%                               2.11%

Lehman Brothers Municipal
Bond Index                        11.69%                              10.23%

Lipper General Municipal
Debt Funds Universe Average       10.83%                               9.19%

Class C Shares of
Municipal Bond Fund                8.90%                               5.33%

Lehman Brothers Municipal
Bond Index                        11.69%                              10.23%

Lipper General Municipal
Debt Funds Universe Average       10.83%                               9.19%

Class Y Shares of
Municipal Bond Fund               10.06%                               2.02%

Lehman Brothers Municipal
Bond Index                        11.69%                               4.59%

Lipper General Municipal
Debt Funds Universe Average       10.83%                               2.87%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since October 5, 1999 for Class B shares, October 7, 1999 for Class C shares and December 30, 1998 for Class Y shares. Because each Class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from October 31,
1999 (Class B and C) and December 31, 1998 (Class Y).

FEES AND EXPENSES

Municipal Bond Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from       Class A      Class B     Class C     Class Y
your investment)                Shares       Shares      Shares      Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)               4.25%         None        None        None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)              None[2]           5%          1%        None

Annual Fund Operating Expenses
(expenses that are deducted    Class A      Class B     Class C     Class Y
from Fund assets)               Shares       Shares      Shares      Shares

Management Fees                  0.52%        0.52%       0.52%       0.52%

Distribution and Service
(12b-1) Fees                     0.25%        1.00%       1.00%        None

Other Expenses[3]                0.12%        0.21%       0.23%       0.19%

Total Annual Fund
Operating Expenses               0.89%        1.73%       1.75%       0.71%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Restated for a change in the shareholder servicing fee that became effective December 1, 2001.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $512         $697       $ 897      $1,474

Class B Shares                    $576         $845      $1,039      $1,817[1]

Class C Shares                    $178         $551       $ 949      $2,062

Class Y Shares                    $ 73         $227       $ 395       $ 883

If shares are not redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $512         $697       $ 897      $1,474

Class B Shares                    $176         $545       $ 939      $1,817[1]

Class C Shares                    $178         $551       $ 949      $2,062

Class Y Shares                    $ 73         $227       $ 395       $ 883

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

WADDELL & REED ADVISORS
MUNICIPAL HIGH INCOME FUND, INC.

GOAL
(formerly United Municipal High Income Fund, Inc.(R)) seeks to provide a high level of income that is not subject to Federal income tax.

Principal Strategies

Municipal High Income Fund seeks to achieve its goal through a diversified portfolio consisting mainly of tax-exempt municipal bonds. Municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion, up to 40%, of the Fund's dividends paid to shareholders each year may be a tax preference item for purposes of the AMT.

The Fund invests primarily in bonds rated in the lower tier of investment grade (BBB by S&P and Baa by Moody's) or lower, including bonds rated below investment grade, or junk bonds, typically rated BB and lower by S&P and Ba and lower by Moody's, or, if unrated, judged by WRIMCO to be of similar quality. As well, the Fund typically invests in municipal bonds with remaining maturities of 10 to 30 years.

The Fund diversifies its holdings between two main types of municipal bonds:

* general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority

* revenue bonds, which are payable only from specific sources, such as the revenue from a particular project or a special tax. Revenue bonds include certain PABs, which finance privately operated facilities

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include:

* the security's current coupon

* the maturity of the security

* the relative value and market yield of the security

* the creditworthiness of the particular issuer or of the private company involved

* the structure of the security, including whether it has a put or a call feature

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used when buying securities in order to determine whether the security continues to be a desired investment for the Fund, including consideration of the security's current credit quality. As well,
WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

The Fund may invest significantly in PABs in general, in revenue bonds payable from similar projects and in municipal bonds of issuers located in the same geographic area.

Principal Risks of Investing in the Fund

Because Municipal High Income Fund owns different types of tax-exempt securities, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which may cause the value of the Fund's securities, especially bonds with longer maturities, to decline

* the credit quality of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects

* changes in the maturities of bonds owned by the Fund

* prepayment of asset-backed securities or other higher-yielding bonds held by the Fund (prepayment risk)

* the local economic, political or regulatory environment affecting bonds owned by the Fund

* failure of a bond's interest to qualify as tax-exempt

* legislation affecting the tax status of municipal bond interest

* adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the
  Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio

A significant portion of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the Fund's dividends.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

Who May Want to Invest

Municipal High Income Fund is designed for investors seeking current income that is primarily free from Federal income tax and that is higher than is normally available with securities in the higher-rated categories. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Municipal High Income Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

* The performance table shows average annual total returns for each class and compares them to the market indicators listed.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991       11.67%
1992       10.15%
1993       13.19%
1994       -3.12%
1995       16.74%
1996        6.90%
1997       11.77%
1998        6.82%
1999       -5.20%
2000        5.39%

In the period shown in the chart, the highest quarterly return was 8.48%
(the fourth quarter of 1998) and the lowest quarterly return was -3.93%
(the first quarter of 1994). The Class A return for the year through
September 30, 2001 was 5.40%.

Average Annual Total Returns

as of December 31, 2000 (%)       1 Year   5 Years  10 Years  Life of Class[1]

Class A Shares of
Municipal High Income Fund         0.91%     4.07%     6.78%

Lehman Brothers Municipal
Bond Index                        11.69%     5.84%     7.32%

Lipper High Yield Municipal
Bond Funds Universe Average        3.08%     3.78%     6.01%

Class B Shares of
Municipal High Income Fund         0.44%                              -2.08%

Lehman Brothers Municipal
Bond Index                        11.69%                              10.23%

Lipper High Yield Municipal
Bond Funds Universe Average        3.08%                               1.88%

Class C Shares of
Municipal High Income Fund         4.39%                               0.93%

Lehman Brothers Municipal
Bond Index                        11.69%                              10.23%

Lipper High Yield Municipal
Bond Funds Universe Average        3.08%                               1.88%

Class Y Shares of
Municipal High Income Fund         5.23%                               0.26%

Lehman Brothers Municipal
Bond Index                        11.69%                               4.59%

Lipper High Yield Municipal
Bond Funds Universe Average        3.08%                              -1.15%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

[1]Since October 5, 1999 for Class B shares, October 8, 1999 for Class C shares and December 30, 1998 for Class Y shares. Because each class commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above index (including income) are not available, index performance is calculated from October 31,
1999 (Class B and C) and December 31, 1998 (Class Y).

FEES AND EXPENSES

Municipal High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from       Class A      Class B     Class C     Class Y
your investment)                Shares       Shares      Shares      Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)               4.25%         None        None        None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)              None[2]           5%          1%        None

Annual Fund Operating Expenses
(expenses that are deducted    Class A      Class B     Class C     Class Y
from Fund assets)               Shares       Shares      Shares      Shares

Management Fees                  0.52%        0.52%       0.52%       0.52%

Distribution and Service
(12b-1) Fees                     0.25%        1.00%       1.00%        None

Other Expenses[3]                0.25%        0.38%       0.30%       1.41%

Total Annual Fund
Operating Expenses               1.02%        1.90%       1.82%       1.93%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

[2]A 1% CDSC may be imposed on purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

[3]Restated for a change in the shareholder servicing fee that became effective December 1, 2001.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $525         $736       $ 964      $1,620

Class B Shares                    $593         $897      $1,126      $1,991[1]

Class C Shares                    $185         $573       $ 985      $2,137

Class Y Shares                    $196         $606      $1,042      $2,254

If shares are not redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $525         $736       $ 964      $1,620

Class B Shares                    $193         $597      $1,026      $1,991[1]

Class C Shares                    $185         $573       $ 985      $2,137

Class Y Shares                    $196         $606      $1,042      $2,254

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

WADDELL & REED ADVISORS
MUNICIPAL MONEY MARKET FUND, INC.

GOAL
seeks to provide maximum current income that is consistent with stability of principal and exempt from Federal income taxes.

Principal Strategies

Municipal Money Market Fund seeks to achieve its goal by investing in U.S.
dollar-denominated, short-term, high-quality tax-exempt securities. The
Fund will typically invest at least 80% of its total assets in municipal obligations. Municipal obligations mean securities the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion, up to 100%, of the Fund's dividends paid to shareholders each year may be a tax preference item for purposes of the
AMT.

High quality indicates that the securities will be rated in one of the two highest short-term ratings as assigned by any NRSRO, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

The Fund diversifies its holdings between two main types of municipal bonds:

* general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority

* revenue bonds, which are payable only from specific sources, such as the revenue from a particular project or a special tax. Revenue bonds include certain PABs, which finance privately operated facilities

The Fund may invest significantly in PABs in general, in revenue bonds payable from similar projects and in municipal bonds of issuers located in the same geographic area.

Principal Risks of Investing in the Fund

Because Municipal Money Market Fund owns different types of short-term, tax-exempt securities, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline

* the credit quality and other conditions of the issuers whose securities the Fund owns or of the private companies involved in PAB-financed projects

* failure of a security's interest to qualify as tax-exempt

* legislation affecting the tax status of municipal bond interest

* adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund

A significant portion of the Fund's dividends attributable to municipal bond interest may be a tax preference item; this would have the effect of reducing the Fund's return to any investor whose AMT liability was increased by the Fund's dividends.

An investment in the Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the
Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest

Municipal Money Market Fund is designed for investors who are risk-averse and seek to preserve principal while earning current income that is primarily exempt from Federal income tax, and who are saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Municipal Money Market Fund

The Fund commenced operations on December 15, 2000. Since this Fund has less than one calendar year's performance, no performance information is provided in this section.

FEES AND EXPENSES

Municipal Money Market Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from                    Class A     Class B     Class C
your investment)                             Shares      Shares      Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                             None        None        None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                              None          5%          1%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

Annual Fund Operating Expenses
(expenses that are deducted                 Class A     Class B     Class C
from Fund assets)                            Shares      Shares      Shares

Management Fees[2]                            0.40%       0.40%       0.40%

Distribution and Service
(12b-1) Fees                                   None       1.00%       1.00%

Other Expenses                                0.64%       0.81%       0.76%

Total Annual Fund
Operating Expenses                            1.04%       2.21%       2.16%

[2]The expenses shown for Management Fees reflect the maximum annual fee payable; however, WRIMCO has voluntarily agreed to waive its investment management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or terminate this waiver.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at end of period:                 1 Year     3 Years

Class A Shares                                             $107        $332

Class B Shares                                             $624        $990

Class C Shares                                             $219        $677

If shares are not redeemed at end of period:             1 Year     3 Years

Class A Shares                                             $107        $332

Class B Shares                                             $224        $690

Class C Shares                                             $219        $677

WADDELL & REED ADVISORS
CASH MANAGEMENT, INC.

GOAL
(formerly United Cash Management, Inc.(R)) seeks maximum current income consistent with stability of principal.

Principal Strategies

Cash Management seeks to achieve its goal by investing in U.S. dollar-
denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or
Prime-1 or Prime-2 by Moody's, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a NAV of
$1.00 per share. The Fund maintains a dollar-weighted average maturity of
90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Principal Risks of Investing in the Fund

Because Cash Management owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

* an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline

* the credit quality and other conditions of the issuers whose securities the Fund holds

* adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

* WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the
Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who May Want to Invest

Cash Management is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

PERFORMANCE

Cash Management

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

* The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

* The performance table shows average annual total returns for each class.

* The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the
Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year. As of September 30,
2000, the Fund's fiscal year-end changed from June 30 to September 30.

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be different than the results shown herein. Please check the Waddell & Reed web site at www.waddell.com for more current performance information.

CHART OF YEAR-BY-YEAR RETURNS
as of December 31 each year (%)

1991        5.65%
1992        3.16%
1993        2.38%
1994        3.47%
1995        5.30%
1996        4.74%
1997        4.91%
1998        4.97%
1999        4.61%
2000        5.82%

In the period shown in the chart, the highest quarterly return was 1.57%
(the fourth quarter of 2000) and the lowest quarterly return was 0.54% (the first quarter of 1994). The Class A return for the year through September
30, 2001 was 3.15%. As of December 31, 2000, the 7-day yield was equal to
6.01%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns

as of December 31, 2000 (%)       1 Year   5 Years  10 Years  Life of Class[1]

Class A Shares of the Fund         5.82%     5.01%     4.50%

Class B Shares of the Fund         0.96%                               1.69%

Class C Shares of the Fund         4.77%                               4.56%

[1]Since September 9, 1999 for Class B shares and for Class C shares.

FEES AND EXPENSES

Cash Management

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from                    Class A     Class B     Class C
your investment)                             Shares      Shares      Shares

Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                             None        None        None

Maximum Deferred
Sales Charge (Load)[1]
(as a percentage of lesser
of amount invested or
redemption value)                              None          5%          1%

[1]The CDSC which is imposed on the lesser of amount invested or redemption value of Class B shares, declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For
Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months after purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

Annual Fund Operating Expenses
(expenses that are deducted                 Class A     Class B     Class C
from Fund assets)                            Shares      Shares      Shares

Management Fees                               0.40%       0.40%       0.40%

Distribution and Service
(12b-1) Fees                                   None       1.00%       1.00%

Other Expenses                                0.36%       0.26%       0.24%

Total Annual Fund
Operating Expenses                            0.76%       1.66%       1.64%

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $ 78         $243       $ 422       $ 942

Class B Shares                    $569         $823      $1,002      $1,724[1]

Class C Shares                    $167         $517       $ 892      $1,944

If shares are not redeemed
at end of period:               1 Year      3 Years     5 Years    10 Years

Class A Shares                    $ 78         $243       $ 422       $ 942

Class B Shares                    $169         $523       $ 902      $1,724[1]

Class C Shares                    $167         $517       $ 892      $1,944

[1]Reflects annual operating expenses of Class A shares after conversion of
Class B shares into Class A shares 8 years after the month in which the shares were purchased.

THE INVESTMENT PRINCIPLES OF THE FUNDS

Investment Goals, Principal Strategies and Other Investments

Waddell & Reed Advisors Bond Fund

The goal of Bond Fund is a reasonable return with emphasis on preservation of capital. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of highly rated debt securities, and to a lesser extent, in non-investment grade securities, convertible securities and debt securities with warrants attached. The Fund may use various techniques, such as investing in put bonds, to manage the duration of its holdings. As a result, as interest rates rise, the duration (price sensitivity to rising interest rates) of the Fund's holdings will typically decline. There is no guarantee, however, that the Fund will achieve its goal.

The Fund limits its acquisition of securities so that at least 90% of its total assets will consist of debt securities. These debt securities primarily include corporate bonds and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund may invest, to a limited extent, in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. The Fund may also invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, it may take a number of actions: sell longer-term bonds and buy shorter-term bonds or invest in money market instruments. By taking a temporary defensive position, the
Fund may not achieve its investment objective.

Waddell & Reed Advisors Global Bond Fund

The primary goal of the Global Bond Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with the primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of U.S. dollar-denominated debt securities, or bonds, of U.S. and foreign issuers. There is no guarantee, however, that the Fund will achieve its goals.

The Fund primarily owns bonds; however, the Fund may also own, to a lesser extent, preferred stocks, common stocks and convertible securities. The bonds may be of any maturity but will primarily be of intermediate term
(generally, maturity ranging between one and ten years) and of investment grade. The Fund may, however, invest up to 35% of its total assets in bonds, typically foreign issues, in the lower rating categories of the established rating organizations, or unrated securities determined by
WRIMCO to be of comparable quality. Lower quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness.

During normal market conditions, the Fund invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S.
The Fund generally limits its holdings so that no more than 30% of its total assets are invested in issuers within a single country outside the
U.S. Typically, the Fund invests no more than 10% of its total assets in securities denominated in foreign currencies.

During normal market conditions, the Fund invests at least 80% of its total assets in bonds. The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-dividend-paying common stocks.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions,
WRIMCO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

* shorten the average maturity of the Fund's debt holdings

* hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Waddell & Reed Advisors Government Securities Fund

The goal of Government Securities Fund is to seek as high a current income as is consistent with safety of principal. The Fund seeks to achieve its goal by investing exclusively in a diversified portfolio of U.S. Government securities. U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. There is no guarantee, however, that the Fund will achieve its goal.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by the discretionary authority of the U.S. Government to purchase the agency's obligations, while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

The Fund may invest a significant portion of its assets in mortgage-backed securities guaranteed by the U.S. Government or one of its agencies or instrumentalities. The Fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the
Fund may increase its investments in U.S. Treasury securities and/or increase its cash position. By taking a temporary defensive position, the
Fund may not achieve its investment objective.

Waddell & Reed Advisors High Income Fund

The primary goal of High Income Fund is to earn a high level of current income. As a secondary goal, the Fund seeks capital growth when consistent with the primary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Fund's goals. There is no guarantee, however, that the Fund will achieve its goals.

The Fund primarily owns debt securities; however, it may also own, to a lesser degree, preferred stocks, common stocks and convertible securities.
In general, the high income that the Fund seeks is paid by debt securities rated in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these include bonds rated BB or lower by S&P, or Ba or lower by
Moody's. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Fund will normally invest at least 80% of its total assets to seek a high level of current income. The Fund limits its acquisition of common stocks so that no more than 20% of its total assets will consist of common stocks and no more than 10% of its total assets will consist of non-
dividend-paying common stocks.

The Fund may invest an unlimited amount of its assets in foreign securities. At this time, however, the Fund does not intend to invest a significant amount of its assets in foreign securities.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions,
WRIMCO may take any one or more of the following steps with respect to the assets in the Fund's portfolio:

* shorten the average maturity of the Fund's debt holdings

* hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

* emphasize high-grade debt securities

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objectives.

Waddell & Reed Advisors Municipal Bond Fund

The goal of Municipal Bond Fund is to provide income that is not subject to
Federal income tax. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of municipal bonds. There is no guarantee, however, that the Fund will achieve its goal.

As used in this Prospectus, municipal bonds mean obligations the interest on which is not includable in gross income for Federal income tax purposes.
The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether the interest on such issuer's obligations is excludable from gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders each year will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects or a special tax or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest more than 25% of its total assets in PABs. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations and housing bonds that finance pools of single family home mortgages and multi-family project mortgages.

At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

* U.S. Government securities

* obligations of domestic banks and certain savings and loan associations

* commercial paper rated at least A by S&P or Moody's

* any of the foregoing obligations subject to repurchase agreements

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's goal.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to the Fund's assets, including any one or more of the following:

* shorten the average maturity of the Fund's portfolio

* hold taxable obligations, subject to the limitations stated above

* emphasize debt securities of a higher quality than those the Fund would ordinarily hold

* hedge exposure to interest rate risk by investing in futures contracts, options on futures contracts and other similar derivative instruments

By taking a temporary defensive position, the Fund may not achieve its investment objective.

Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to futures contracts and similar derivative instruments. The Fund does, and may in the future, hold a significant portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates or otherwise may expose the bond to greater sensitivity to interest rate changes.

Waddell & Reed Advisors Municipal High Income Fund

The goal of Municipal High Income Fund is to provide a high level of income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing in medium and lower-quality municipal bonds that provide higher yields than bonds of higher quality. There is no guarantee, however, that the Fund will achieve its goal. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders each year will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects or a special tax or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

Under normal market conditions, the Fund will:

* invest substantially in bonds with remaining maturities of 10 to 30 years

* invest at least 80% of its total assets in municipal bonds

* invest at least 75% of its total assets in medium and lower-quality municipal bonds, that include bonds rated BBB through D by S&P, or Baa through D by Moody's, or, if unrated, are determined by WRIMCO to be of comparable quality

The Fund may invest in higher-quality municipal bonds, and invest less than
75% of its total assets in medium and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of WRIMCO, there is a lack of medium and lower-quality securities in which to invest.

The Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

During normal market conditions, the Fund may invest up to 20% of its total assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

* U.S. Government securities

* obligations of domestic banks and certain savings and loan associations

* commercial paper rated at least A by S&P or Moody's

* any of the foregoing obligations subject to repurchase agreements

The Fund may invest in certain derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Income from taxable obligations and certain derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to derivative instruments.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest up to all of its assets in taxable obligations, which would result in a higher proportion of the
Fund's income (and thus its dividends) being subject to Federal income tax.
By taking a temporary defensive position, the Fund may not achieve its investment objective.

Waddell & Reed Advisors Municipal Money Market Fund

The goal of Municipal Money Market Fund is maximum current income that is consistent with stability of principal and exempt from Federal income tax.
The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality, short-term tax-exempt securities in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act). There is no guarantee, however, that the Fund will achieve its goal.

The Fund typically invests at least 80% of its total assets in municipal obligations. As used in this Prospectus, municipal obligations mean securities the interest on which is not includable in gross income for
Federal income tax purposes. The Fund may invest an unlimited amount of its assets in securities whose interest may be treated as a tax preference item for AMT purposes.

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal obligations are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The
Fund may invest more than 25% of its total assets in PABs; however, the
Fund may not invest more than 25% of its total assets in PABs of similar type projects.

Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations, bond anticipation notes and tax anticipation notes.

The Fund may invest up to 20% of its total assets in taxable debt securities other than municipal obligations, including:

* U.S. Government securities

* obligations of domestic banks and certain savings and loan associations

* commercial paper rated at least A or its equivalent by any NRSRO

* any of the foregoing obligations subject to repurchase agreements

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include:

* the credit quality of the particular issuer/guarantor of the security or of the private company involved

* the maturity of the security

* the relative value of the security

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal obligations. During such periods, the Fund may invest up to all of its assets in short-term taxable obligations, typically U.S. Government securities, which would result in a higher proportion of the Fund's income
(and thus its dividends) being subject to Federal income tax. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Waddell & Reed Advisors Cash Management

The goal of Cash Management is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the 1940 Act. There is no guarantee, however, that the Fund will achieve its goal.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

* U.S. government obligations (including obligations of U.S. government agencies and instrumentalities)

* bank obligations and instruments secured by bank obligations, such as letters of credit

* commercial paper

* corporate debt obligations, including variable rate master demand notes

* Canadian government obligations

* certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

WRIMCO may look at a number of factors in selecting securities for the
Fund's portfolio. These include:

* the credit quality of the particular issuer or guarantor of the security

* the maturity of the security

* the relative value of the security

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

All Funds

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund (other than Cash Management or Municipal Money Market Fund) is permitted to invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its
Statement of Additional Information (SAI).

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. Each Fund is subject to market risk, financial risk and prepayment risk.

* Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of a
  Fund (other than Cash Management or Municipal Money Market Fund) will likely change as well.

* Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend on the earnings performance of the company issuing the stock.

* Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of a Fund's authorized investments and strategies, such as foreign securities, junk bonds and derivative instruments, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

For PABs, their credit quality is generally dependent on the credit standing of the company involved. To the extent that Municipal Bond Fund,
Municipal High Income Fund or Municipal Money Market Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. Currently, Municipal High
Income Fund invests a significant portion of its assets in PABs associated with healthcare-oriented projects. The risks particular to these types of projects are construction risk and occupancy risk. You will find more information in the SAI about the types of projects in which a Fund may invest from time to time and a discussion of the risks associated with such projects.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

YOUR ACCOUNT

Choosing a Share Class

Each Fund offers four classes of shares: Class A, Class B, Class C and
Class Y (except Cash Management and Municipal Money Market Fund do not
offer Class Y). Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years).
Class B and Class C shares are not available for investments of $2 million or more. Class Y shares are designed for institutional investors and others investing through certain intermediaries.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares

Class A                  Class B                     Class C

Initial sales charge     No initial sales charge     No initial sales charge

No deferred sales        Deferred sales charge on    A 1% deferred sales
charge[1]                shares you sell within      charge on shares you
                         six years after purchase    sell within twelve
                                                     months after purchase

Maximum distribution     Maximum distribution        Maximum distribution
and service (12b-1)      and service (12b-1) fees    and service (12b-1)
fees of 0.25%            of 1.00%                    fees of 1.00%

For an investment of     Converts to Class A shares  Does not convert to
$2 million or more,      8 years after the month     Class A shares, so
only Class A shares      in which the shares were    annual expenses do
are available            purchased, thus reducing    not decrease
                         future annual expenses

                         For an investment of
                         $300,000 or more, your
                         financial advisor typically
                         will recommend purchase of
                         Class A shares due to a
                         reduced sales charge and
                         lower annual expenses

[1]A 1% CDSC may apply to purchases of $2 million or more of Class A shares that are redeemed within twelve months of purchase.

General Comparison of Class A, Class B and Class C Shares
Cash Management and Municipal Money Market Fund

Class A                  Class B                     Class C

No initial sales charge  No initial sales charge     No initial sales charge

Funds Plus Service       Funds Plus Service          Funds Plus Service
optional                 typically required for      typically required
for                      direct investment           direct investment

No deferred sales        Deferred sales charge       A 1% deferred sales
charge                   on shares you sell          charge on shares you
                         within six years            sell within twelve
                                                     months

No distribution and      Maximum distribution        Maximum distribution
service (12b-1) fees     and service (12b-1) fees    and service (12b-1)
                         of 1.00%                    fees of 1.00%

For an investment of     Converts to Class A shares  Does not convert to
$2 million or more,      8 years after the month     Class A shares, so
only Class A shares      in which the shares were    annual expenses do
are available            purchased, thus reducing    not decrease
                         future annual expenses

Effective June 30, 2000, Cash Management Waddell & Reed Money Market C
shares were closed to all investments other than re-invested dividends.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to
Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares other than Cash Management Class A and Municipal Money Market Fund
Class A. Under the Class A Plan, a Fund may pay Waddell & Reed, Inc.
(Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell &
Reed for, either directly or through third parties, the amounts it spends for distributing the Fund's Class A shares, providing personal service to
Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the shares of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the shares of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the NASD rules as then in effect. Because the fees of a class are paid out of the assets of that class on an ongoing basis, over time such fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to an initial sales charge when you buy them
(other than Cash Management and Municipal Money Market Fund), based on the amount of your investment, according to the tables below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Bond Fund
Global Bond Fund
High Income Fund

Size of Purchase

                                                Sales Charge    Reallowance
                                                  as Approx.     to Dealers
                                 Sales Charge     Percent of     as Percent
                                as Percent of         Amount    of Offering
                               Offering Price       Invested          Price

Under $100,000                          5.75%          6.10%          5.00%
$100,000 to less than $200,000           4.75           4.99           4.00
$200,000 to less than $300,000           3.50           3.63           2.80
$300,000 to less than $500,000           2.50           2.56           2.00
$500,000 to less than $1,000,000         1.50           1.52           1.20
$1,000,000 to less than $2,000,000       1.00           1.01           0.75
$2,000,000 and over                      0.00[1]        0.00[1]        0.50

Government Securities Fund
Municipal Bond Fund
Municipal High Income Fund

Size of Purchase
                                                Sales Charge    Reallowance
                                                  as Approx.     to Dealers
                                 Sales Charge     Percent of     as Percent
                                as Percent of         Amount    of Offering
                               Offering Price       Invested          Price

Under $100,000                          4.25%          4.44%          3.60%
$100,000 to less than $300,000           3.25           3.36           2.75
$300,000 to less than $500,000           2.50           2.56           2.00
$500,000 to less than $1,000,000         1.50           1.52           1.20
$1,000,000 to less than $2,000,000       1.00           1.01           0.75
$2,000,000 and over                      0.00[1]        0.00[1]        0.50

[1]No sales charge is payable at the time of purchase on investments of $2 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions made within twelve months of the purchase.
The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of a
Fund owned by the dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such dealers without payment of a sales charge.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

* Combining additional purchases of Class A shares of any of the funds in
  Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or Waddell & Reed
  InvestEd Portfolios, Inc. except Class A shares of Waddell & Reed
  Advisors Cash Management, Inc., Waddell & Reed Advisors Municipal Money
  Market Fund, Inc. or Class A shares of W&R Funds, Inc. Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value (NAV) of Class A shares already held (Rights of
  Accumulation)

* Grouping all purchases of Class A shares, except shares of Waddell &
  Reed Advisors Cash Management, Inc., Waddell & Reed Advisors Municipal
  Money Market Fund, Inc. or W&R Funds, Inc. Money Market Fund, made during a thirteen-month period (Letter of Intent)

* Grouping purchases by certain related persons

Additional information and applicable forms are available from your financial advisor.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

* The Directors and officers of the Fund or of any affiliated entity of
  Waddell & Reed, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals

* Until December 31, 2002, clients of Legend Equities Corporation (Legend)
  if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or
  W&R Funds, Inc. and the purchase is made within sixty (60) days of such redemption

* Retirement plan accounts held in the Waddell & Reed Advisors Retirement
  Plan, offered and distributed by Nationwide Investment Services
  Corporation through Nationwide Trust Company, FSB retirement programs

* Direct Rollovers from the Waddell & Reed Advisors Retirement Plan

* Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records

* Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates

* Certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of Waddell &
  Reed Advisors Municipal High Income Fund, Inc.

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to
Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A investments. The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased.
Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the
CDSC identified below.

Contingent Deferred Sales Charge
on Shares Sold Within Year             As % of Amount Subject to Charge

             1                                       5.0%
             2                                       4.0%
             3                                       3.0%
             4                                       3.0%
             5                                       2.0%
             6                                       1.0%
             7+                                      0.0%

In the table, a year is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on January 14, 2002, then redeems all Class B shares on January 12, 2003, the shareholder will pay a
CDSC of 4%, the rate applicable to redemptions made within the second year of purchase.

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual
12b-1 service fee of up to 0.25% of average net assets and an annual distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, Class C shares may not be appropriate if you anticipate holding the shares for more than eight (8) years.

The CDSC will not apply in the following circumstances:

* redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed

* redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended (Code), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper

* redemptions of shares purchased by current or retired Directors of the
  Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons

* redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund (The service and this exclusion from the CDSC do not apply to a one-time withdrawal)

* redemptions the proceeds of which are reinvested within forty-five (45)
  days in shares of the same class of the Fund as that redeemed

* redemptions the proceeds of which are invested in the Waddell & Reed
  InvestEd Portfolios, Inc.

* the exercise of certain exchange privileges

* redemptions effected pursuant to each Fund's right to liquidate a shareholder's shares if the aggregate NAV of those shares is less than
  $500, or $250 for Cash Management and Municipal Money Market Fund

* redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company acquired pursuant to such reorganization

* for Class C shares of Waddell & Reed Advisors Municipal High Income
  Fund, Inc., redemptions made by shareholders that have purchased shares of this Fund through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative or recordkeeping services

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

Class Y shares are not subject to a sales charge or to annual 12b-1 fees.

Class Y shares are only available for purchase by:

* participants of employee benefit plans established under section 403(b)
  or section 457, or qualified under section 401 of the Code, including
  401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records

* banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records

* government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more

* certain retirement plans and trusts for employees and financial advisors of Waddell & Reed and its affiliates

* Waddell & Reed InvestEd Portfolios, Inc.

Ways to Set Up Your Account

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and
Coverdell Education Savings Accounts) may be tax-deductible.

*  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. The Annual Dollar Limit is $2,000 for all individuals for
  2001. For the 2002 through 2004 calendar years, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which a contribution is made, the Annual Dollar
  Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2002 through 2005 calendar years. An individual's maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year. The maximum annual contribution for an individual and his or her spouse is two times the Annual Dollar Limit (the Annual Dollar Limit for each spouse) or, if less, the couple's combined earned income for the tax year.

*  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

*  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (the Annual Dollar
  Limit is identified in the Individual Retirement Accounts section above). The maximum annual contribution for an individual and his or her spouse is two times the Annual Dollar Limit or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

*  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2000 per taxable year, and permit tax-free withdrawals to pay the qualified higher education expenses of the beneficiary.

*  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees)
  with many of the same advantages as a profit sharing plan but with fewer administrative requirements.

*  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be
  established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

*  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves, for 2001, of up to 25% of their annual earned income, with a maximum of $35,000, and, for 2002, of up to 100%
  of their annual earned income, with a maximum of $40,000.

*  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees'
  wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

*  403(b) Custodial Accounts are available to employees of public school systems, churches and certain types of charitable organizations.

*  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of
Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the
Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Buying Shares

You may buy shares of each of the Funds through Waddell & Reed and its financial advisors or through advisors of Legend. Waddell & Reed Advisors
Municipal High Income Fund, Inc. may also be purchased through non-
affiliated third parties that have selling agreements with Waddell & Reed.
To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to
Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To purchase Class Y shares (and Class A shares of Cash Management and
Class A shares of Municipal Money Market Fund) by wire, you must first obtain an account number by calling 800-532-2783, then mail a completed application to Waddell & Reed at the above address, or fax it to 800-532-
2784. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number
101000695, for the account of Waddell & Reed Number 9800007978, Special
Account for Exclusive Benefit of Customers FBO Customer Name and Account
Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The  offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the tables.

In the calculation of a Fund's NAV:

* The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

* Bonds are generally valued according to prices quoted by an independent pricing service.

* Short-term debt securities are valued at amortized cost, which approximates market value.

* Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of
  Directors.

Each Fund is open for business each day the New York Stock Exchange
(NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

As noted, some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's Board of Directors.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

* All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Post-dated checks will not be accepted.

* If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors
  Funds, W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc.
  the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

* The Funds do not issue certificates representing Class B, Class C or
  Class Y shares. Waddell & Reed Advisors Cash Management, Inc. and
  Waddell & Reed Advisors Municipal Money Market Fund, Inc. do not issue certificates representing Class A shares.

* If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a
  Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account                                     $500 (per Fund)

For certain exchanges                                  $100 (per Fund)

For certain retirement accounts and accounts
opened with Automatic Investment Service                $50 (per Fund)

For certain retirement accounts and accounts
opened through payroll deductions                       $25 (per Fund)

To Add to an Account                                        Any amount

For certain exchanges                                  $100 (per Fund)

For Automatic Investment Service                        $25 (per Fund)

For Class Y:

To Open an Account

For a government entity or authority                       $10 million
or for a corporation                      (within first twelve months)

For other eligible investors                                Any amount

To Add to an Account                                        Any amount

Adding to Your Account

Subject to the minimums described under Minimum Investments, you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc.
Mail the check to Waddell & Reed, along with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your Class Y account (or your Class A Cash Management or Class A
Municipal Money Market Fund account) by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of
Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of
Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a
Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class A, Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

* the name on the account registration

* the Fund's name

* the account number

* the dollar amount or number, and the class, of shares to be redeemed

* any other applicable requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares (and Class A shares of Cash Management and Class A shares of Municipal Money Market Fund) by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 800-532-2783, or fax your request to 800-532-2784, and give your instructions to redeem your shares (redemption must be equal to or greater than $1,000.00) and make payment by wire to your predesignated bank account or by check to you at the address on the account.

To sell Class A shares of Cash Management, Government Securities or
Municipal Money Market Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services
Company at the address listed above. Note the following:

* If more than one person owns the shares, each owner must sign the written request.

* If you hold a certificate, it must be properly endorsed and sent to the
  Fund.

* If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored.
  If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten (10) days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

* Redemptions may be suspended or payment dates postponed on days when the
  NYSE is closed (other than weekends or holidays), when trading on the
  NYSE is restricted or as permitted by the Securities and Exchange
  Commission.

* Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when a Fund's
  Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

* If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable
  Class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

Special Requirements for Selling Shares

Account Type             Special Requirements

Individual or            The written instructions must be signed by all
Joint Tenant             persons required to sign for transactions, exactly
                         as their names appear on the account.

Sole Proprietorship      The written instructions must be signed by the
                         individual owner of the business.

UGMA, UTMA               The custodian must sign the written instructions
                         indicating capacity as custodian.

Retirement Account       The written instructions must be signed by a properly
                         authorized person.

Trust                    The trustee must sign the written instructions
                         indicating capacity as trustee. If the trustee's name
                         is not in the account registration, provide a
                         currently certified copy of the trust document.

Business or              At least one person authorized by corporate
Organization             resolution to act on the account must sign the
                         written instructions.

Conservator, Guardian    The written instructions must be signed by the
or Other Fiduciary       person properly authorized by court order to act
                         in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

* a redemption request made by a corporation, partnership or fiduciary

* a redemption request made by someone other than the owner of record

* the check is made payable to someone other than the owner of record

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if their aggregate NAV is less than $500, or $250 for Cash
Management and Municipal Money Market Fund. The Fund will give you notice and sixty (60) days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares of that Fund to $500, or $250 for
Cash Management and Municipal Money Market Fund. Cash Management and
Municipal Money Market Fund may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts.
For Class B and Class C shares, these redemptions are not subject to the deferred sales charge. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate
NAV of less than $500 due to market forces.

You may reinvest, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-
five (45) days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in Class
A, Class B or Class C shares of the Fund within forty-five (45) days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment.
For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class
B shares of a Fund and once as to Class C shares of a Fund.

Payments of principal and interest on loans made pursuant to a 401(a)
qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any of the Waddell
& Reed Advisors Funds in which the plan may invest.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each
Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions.
Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service.
Additionally, a toll-free call, 888-WADDELL, connects you to a Client
Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

* Obtain information about your accounts

* Obtain price information about other funds in the Waddell & Reed
  Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
  Inc.

* Obtain a Fund's current prospectus

* Request duplicate statements

Reports

Statements and reports sent to you include the following:

* confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

* year-to-date statements (quarterly)

* annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client
Services if you need additional copies of annual or semiannual reports or account information.

Exchanges

Except as otherwise noted, you may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds, in W&R
Funds, Inc. or in Waddell & Reed InvestEd Portfolios, Inc. without the payment of an additional sales charge if you exchange Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your
Class Y shares in any of the Funds and buy Class Y shares of another Fund.
In addition, exchanging Class Y shareholders in the Waddell & Reed Advisors
Funds may buy Class A shares of Waddell & Reed Advisors Cash Management,
Inc. or Class A shares of Waddell & Reed Advisors Municipal Money Market
Fund, Inc.

You may exchange any Class A shares of the Waddell & Reed Advisors
Government Securities Fund, Inc., Waddell & Reed Advisors Municipal Bond
Fund, Inc., and Waddell & Reed Advisors Municipal High Income Fund, Inc.
that you have held for less than six months only for Class A shares of
Waddell & Reed Advisors Government Securities Fund, Inc., Waddell & Reed
Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Municipal High
Income Fund, Inc., Waddell & Reed Advisors Cash Management, Inc. and
Waddell & Reed Advisors Municipal Money Market Fund, Inc.

You may exchange only into Funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a Fund, read its prospectus.

The Funds reserve the right to terminate or modify these exchange privileges at any time as discussed in the SAI.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment
Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account

             Minimum Amount              Minimum Frequency
             $25 (per Fund)                   Monthly

Funds Plus Service

To move money from Waddell & Reed Advisors Cash Management, Inc. or Waddell
& Reed Advisors Municipal Money Market Fund, Inc. to a Fund whether in the same or a different account in the same class

             Minimum Amount              Minimum Frequency
            $100 (per Fund)                   Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times:
Bond Fund, High Income Fund and Municipal Bond Fund, monthly; Cash
Management, Government Securities Fund, Municipal High Income Fund,
Municipal Money Market Fund and Global Bond Fund, declared daily and paid monthly. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for
Saturday and Sunday are paid to shareholders of record on the preceding
Thursday. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.  Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.  Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the
Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. Distributions by Municipal Bond Fund, Municipal
High Income Fund or Municipal Money Market Fund (each, a Municipal Fund)
that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income for Federal income tax purposes.
Dividends from a Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 20% for noncorporate shareholders.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends a Fund pays, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT.

Exempt-interest dividends paid by a Municipal Fund may be subject to state and local income tax. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a tax preference item for purposes of calculating your liability, if any, for the AMT; the Municipal Bond and Municipal High Income Funds each anticipate that, for the coming year, the AMT portion will not be more than
40% of the dividends it will pay to its shareholders while up to 100% of the dividends that Municipal Money Market Fund may pay to its shareholders could be subject to the AMT. The Funds will provide you with information concerning the amount of distributions that must be treated as a tax preference item after the end of each calendar year.

Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in Municipal Funds. Entities or other persons who are substantial users (or persons related to substantial users)
of facilities financed by PABs should consult their tax advisers before purchasing shares of these Funds because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term substantial user is defined generally to include a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you have a gain on a redemption of a
Municipal Fund's shares, the entire gain will be taxable even though a portion of the gain may represent municipal bond interest earned by the
Fund but not yet paid out as a dividend. If the redemption is not made until after record date, however, you will receive that interest as an exempt-interest dividend rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund in the Waddell &
Reed Advisors Funds, W&R Funds, Inc. or Waddell & Reed InvestEd Portfolios,
Inc. generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety (90) days after your purchase and then reacquire
Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds, W&R Funds, Inc. or Waddell & Reed
InvestEd Portfolios, Inc. without paying a sales charge due to the forty-
five (45) day reinvestment privilege or exchange privilege. See Your
Account-Selling Shares. In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty (30) days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Interest on indebtedness incurred or continued to purchase or carry shares of a Municipal Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by a Municipal Fund and the value of the portfolios would be affected. In that event, the Municipal Funds may decide to reevaluate their investment goal and policies.

Withholding. As of January 1, 2002, each Fund must withhold 30% of all taxable dividends and capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number.
Withholding at that rate also is required from dividends and capital gains distributions payable to shareholders who are otherwise subject to backup withholding.

State and local income taxes. The portion of the dividends each Fund pays that is attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Funds.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

THE MANAGEMENT OF THE FUNDS

Portfolio Management

Each Fund is managed by WRIMCO, subject to the authority of each Fund's
Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds, Inc., W&R Target Funds,
Inc. and Waddell & Reed InvestEd Portfolios, Inc. since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217,
Shawnee Mission, Kansas 66201-9217.

James C. Cusser is primarily responsible for the management of Waddell &
Reed Advisors Bond Fund and the Waddell & Reed Advisors Government
Securities Fund, Inc. Mr. Cusser has held his Fund responsibilities since
September 1992 for Bond Fund and since January 1997 for Government
Securities Fund. He is Senior Vice President of WRIMCO, Vice President of
the Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Funds and other investment companies managed by WRIMCO since August 1992.

Daniel J. Vrabac is primarily responsible for the management of Waddell &
Reed Advisors Global Bond Fund, Inc. Mr. Vrabac has held his Fund responsibilities since September 2000. He is Senior Vice President of
WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Vrabac is also
Head of Fixed Income for WRIMCO. From May 1994 to March 1998, Mr. Vrabac
was Vice President of, and a portfolio manager for, Waddell & Reed Asset
Management Company, a former affiliate of WRIMCO. Mr. Vrabac has served as a portfolio manager with WRIMCO since May 1994.

Louise D. Rieke is primarily responsible for the management of Waddell &
Reed Advisors High Income Fund, Inc. Ms. Rieke has held her Fund responsibilities since January 1990. She is Senior Vice President of
WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since
May 1971.

Bryan J. Bailey is primarily responsible for the management of Waddell &
Reed Advisors Municipal Bond Fund, Inc. Mr. Bailey has held his Fund responsibilities since June 2000. He is Vice President of WRIMCO and Vice
President of the Fund. Mr. Bailey had served as the Assistant Portfolio
Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1993.

Mark Otterstrom is primarily responsible for the management of Waddell &
Reed Advisors Municipal High Income Fund, Inc. Mr. Otterstrom has held his
Fund responsibilities since June 2000. He is Vice President of WRIMCO and
Vice President of the Fund. Mr. Otterstrom had served as the Assistant
Portfolio Manager for investment companies managed by WRIMCO and its predecessor since January 1995 and has been an employee of such since
May 1987.

Mira Stevovich is primarily responsible for the management of Waddell &
Reed Advisors Cash Management, Inc. and Waddell & Reed Advisors Municipal
Money Market Fund, Inc. Ms. Stevovich has held her Fund responsibilities for Cash Management since May 1998 and for Municipal Money Market Fund since its inception. She is Vice President of WRIMCO, Vice President and
Assistant Treasurer of the Funds and Vice President and Assistant Treasurer
of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich had served as the Assistant Portfolio Manager for investment companies managed by WRIMCO and its predecessors since January
1989 and has been an employee of such since March 1987.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by a Fund at the annual rates of:

* for Waddell & Reed Advisors Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion,
  0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 2001 were 0.52%

* for Waddell & Reed Advisors Global Bond Fund, Inc., 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to
  $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended
  September 30, 2001 were 0.62%

* for Waddell & Reed Advisors Government Securities Fund, Inc., 0.50% of
  net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended
  September 30, 2001 were 0.50%

* for Waddell & Reed Advisors High Income Fund, Inc., 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to
  $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended
  September 30, 2001 were 0.62%

* for Waddell & Reed Advisors Municipal Bond Fund, Inc., 0.525% of net
  assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended
  September 30, 2001 were 0.52%

* for Waddell & Reed Advisors Municipal High Income Fund, Inc., 0.525% of
  net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended
  September 30, 2001 were 0.52%

* for Waddell & Reed Advisors Municipal Money Market Fund, Inc., at the
  annual rate of 0.40% of net assets. Management fees for the Fund as a percent of the Fund's net assets for the fiscal period ended September
  30, 2001 were 0% including the voluntary waiver and 0.32% excluding the voluntary waiver (0% and 0.40%, respectively, on an annualized basis)

* for Waddell & Reed Advisors Cash Management, Inc., at the annual rate of
  0.40% of net assets. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 2001 were 0.40%.

WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y Shares
(as applicable), for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

Waddell & Reed Advisors Bond Fund

This information has been audited by Deloitte & Touche llp, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended September 30, 2001, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                         For the  For the
                          fiscal   fiscal         For the fiscal year
                            year   period         ended December 31,
                           ended    ended    -------------------------------
                         9/30/01  9/30/00     1999    1998     1997     1996
                           -----    -----    -----   -----    -----    -----
Class A Per-Share Data

Net asset value,
  beginning of period ...  $6.01    $5.97    $6.39   $6.32    $6.14    $6.34
                           -----    -----    -----   -----    -----    -----

Income (loss) from
  investment operations:

  Net investment
     income..............   0.35     0.27     0.35    0.38     0.39     0.39

  Net realized and
     unrealized gain
     (loss) on
     investments.........   0.32     0.04    (0.42)   0.07     0.19    (0.20)
                           -----    -----    -----   -----    -----    -----
Total from investment
operations...............   0.67     0.31    (0.07)   0.45     0.58     0.19
                           -----    -----    -----   -----    -----    -----
Less distributions from
net investment income....  (0.35)   (0.27)   (0.35)  (0.38)   (0.40)   (0.39)
                           -----    -----    -----   -----    -----    -----
Net asset value,
end of period............  $6.33    $6.01    $5.97   $6.39    $6.32    $6.14
                           =====    =====    =====   =====    =====    =====
Class A Ratios/Supplemental Data

Total return[1].......... 11.50%    5.24%   -1.08%   7.27%    9.77%    3.20%

Net assets, end of
period (in millions).....   $584     $493     $501    $551     $524     $519

Ratio of expenses to
average net assets.......  1.01%    1.02%[2]  0.95%   0.84%    0.77%    0.77%

Ratio of net investment
income to average
net assets...............  5.66%    6.00%[2]  5.72%   5.88%    6.34%    6.34%

Portfolio turnover
  rate  ................  36.46%   23.21%    34.12%   33.87%  35.08%   55.74%

[1]Total return calculated without taking into account the sales load deducted on an initial purchase.

[2]Annualized.

Waddell & Reed Advisors Bond Fund

For a Class B share outstanding throughout each period:

                                                                   For the
                                  For the          For the     period from
                              fiscal year    fiscal period       9/9/99[1]
                                    ended            ended         through
                                  9/30/01          9/30/00        12/31/99
                               -----------     -------------      -----------
Class B Per-Share Data
Net asset value,
  beginning of period ........      $6.01            $5.97          $6.05
                                    -----            -----          -----
Income (loss) from
  investment operations:

  Net investment income ......       0.29             0.23           0.10

  Net realized and
     unrealized gain (loss)
     on investments...........       0.33             0.04          (0.08)
                                    -----            -----          -----
Total from investment
  operations .................       0.62             0.27           0.02
                                    -----            -----          -----

Less distributions from net
investment income.............      (0.30)           (0.23)         (0.10)
                                    -----            -----          -----
Net asset value,
  end of period ..............      $6.33            $6.01          $5.97
                                    =====            =====          =====
Class B Ratios/Supplemental Data

Total return..................     10.55%            4.56%          0.30%

Net assets, end of period
  (in millions) ..............        $22               $7             $2

Ratio of expenses to average
  net assets .................      1.87%            1.90%[2]       1.91%[2]

Ratio of net investment income
to average net assets.........      4.74%            5.12%[2]       4.93%[2]

Portfolio turnover rate.......     36.46%           23.21%         34.12%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors Bond Fund

For a Class C share outstanding throughout each period:

                                                                   For the
                                  For the          For the     period from
                              fiscal year    fiscal period       9/9/99[1]
                                    ended            ended         through
                                  9/30/01          9/30/00        12/31/99
                               -----------   -------------     -----------
Class C Per-Share Data

Net asset value,
  beginning of period ........      $6.01            $5.96          $6.05
                                    -----            -----          -----
Income (loss) from investment
  operations:

  Net investment income ......       0.30             0.22           0.10

  Net realized and
     unrealized gain (loss)
     on investments...........       0.32             0.05          (0.09)
                                    -----            -----          -----
Total from investment
  operations .................       0.62             0.27           0.01
                                    -----            -----          -----
Less distributions from net
investment income.............      (0.30)           (0.22)         (0.10)
                                    -----            -----          -----
Net asset value,
  end of period ..............      $6.33            $6.01          $5.96
                                    =====            =====          =====
Class C Ratios/Supplemental Data

Total return..................     10.53%            4.64%          0.13%

Net assets, end of period
  (in thousands) .............     $6,738           $1,382           $289

Ratio of expenses to
  average net assets .........      1.87%            1.95%[2]       1.98%[2]

Ratio of net investment income
  to average net assets ......      4.72%            5.07%[2]       4.87%[2]

Portfolio turnover rate.......     36.46%           23.21%         34.12%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors Bond Fund

For a Class Y share outstanding throughout each period:

                         For the  For the
                          fiscal   fiscal         For the fiscal year
                            year   period         ended December 31,
                           ended    ended    -------------------------------
                         9/30/01  9/30/00     1999    1998     1997     1996
                           -----    -----    -----   -----    -----    -----
Class Y Per-Share Data

Net asset value,
beginning of period......  $6.01    $5.97    $6.39   $6.32    $6.14    $6.34
                           -----    -----    -----   -----    -----    -----
Income (loss) from
  investment operations:
  Net investment income .   0.38     0.28     0.40    0.39     0.42     0.40

  Net realized and
     unrealized gain
     (loss) on
     investments.........   0.31     0.04    (0.45)   0.07     0.17    (0.20)
                           -----    -----    -----   -----    -----    -----
Total from investment
  operations ............   0.69     0.32    (0.05)   0.46     0.59     0.20
                           -----    -----    -----   -----    -----    -----
Less distributions from
net investment income....  (0.37)   (0.28)   (0.37)  (0.39)   (0.41)   (0.40)
                           -----    -----    -----   -----    -----    -----
Net asset value,
end of period............  $6.33    $6.01    $5.97   $6.39    $6.32    $6.14
                           =====    =====    =====   =====    =====    =====
Class Y Ratios/Supplemental Data

Total return............. 11.83%    5.47%   -0.81%   7.54%    9.91%    3.35%

Net assets, end of
period (in millions).....     $3       $3       $2      $6       $5      $12

Ratio of expenses to
average net assets.......  0.73%    0.72%[1] 0.69%   0.61%    0.64%    0.62%

Ratio of net investment
income to average
net assets...............  5.95%    6.30%[1] 6.00%   6.10%    6.48%    6.52%

Portfolio turnover rate.. 36.46%   23.21%   34.12%  33.87%   35.08%   55.74%

[1]Annualized.

Waddell & Reed Advisors Global Bond Fund, Inc.

(formerly, Waddell & Reed Advisors High Income Fund II, Inc.)

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended September 30, 2001, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period[1]:

                                           For the fiscal year
                                           ended September 30,
                                --------------------------------------------
                                2001      2000      1999      1998     1997
                               -----     -----     -----     -----    -----
Class A Per-Share Data
Net asset value,
  beginning of period ...      $3.56     $3.88     $4.12     $4.42    $4.14
                               -----     -----     -----     -----    -----
Income (loss) from
  investment operations:

  Net investment income .       0.21      0.33      0.35      0.37     0.36

  Net realized and
     unrealized gain
     (loss) on
     investments.........      (0.07)    (0.32)    (0.24)    (0.30)    0.28
                               -----     -----     -----     -----    -----
Total from investment
  operations ............       0.14      0.01      0.11      0.07     0.64
                               -----     -----     -----     -----    -----
Less dividends declared
  from net investment
  income ................      (0.21)    (0.33)    (0.35)    (0.37)   (0.36)
                               -----     -----     -----     -----    -----
Net asset value,
  end of period .........      $3.49     $3.56     $3.88     $4.12    $4.42
                               =====     =====     =====     =====    =====
Class A Ratios/Supplemental Data

Total return[2]..........      4.11%     0.21%     2.66%     1.22%   16.20%

Net assets, end of
period (in millions).....       $251      $297      $371      $416     $407

Ratio of expenses to
average net assets.......      1.19%     1.16%     1.06%     0.96%    0.93%

Ratio of net investment
  income to average
  net assets ............      6.02%     8.79%     8.60%     8.26%    8.54%

Portfolio turnover
  rate ..................     71.17%    53.79%    46.17%    58.85%   64.38%

[1]Prior to September 18, 2000, the Fund's principal investment strategies involved investing primarily in junk bonds, with minimal investment in foreign securities. All information for periods prior to that date reflects the operation of the Fund under its former investment strategy.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

Waddell & Reed Advisors Global Bond Fund, Inc.

(formerly, Waddell & Reed Advisors High Income Fund II, Inc.)

For a Class B share outstanding throughout each period[1]:

                                                                  For the
                                                   For the    period from
                                               fiscal year     10/6/99[2]
                                                     ended        through
                                                   9/30/01        9/30/00
                                               -----------    -----------
Class B Per-Share Data

Net asset value,
  beginning of period ..................             $3.56          $3.88
                                                     -----          -----
Income (loss) from
  investment operations:
  Net investment income ................              0.18           0.29
  Net realized and
     unrealized loss
     on investments.....................             (0.07)         (0.32)
                                                     -----          -----
Total from investment
  operations ...........................              0.11          (0.03)
                                                     -----          -----
Less dividends declared from
  net investment income ................             (0.18)         (0.29)
                                                     -----          -----
Net asset value,
  end of period ........................             $3.49          $3.56
                                                     =====          =====
Class B Ratios/Supplemental Data

Total return............................             3.13%         -0.87%

Net assets, end of period
  (in millions) ........................                $3             $2

Ratio of expenses to average
  net assets ...........................             2.13%          2.06%[3]

Ratio of net investment income
  to average net assets ................             5.05%          7.87%[3]

Portfolio turnover rate.................            71.17%         53.79%[4]

[1]Prior to September 18, 2000, the Fund's principal investment strategies involved investing primarily in junk bonds, with minimal investment in foreign securities. All information for periods prior to that date reflects the operation of the Fund under its former investment strategy.

[2]Commencement of operations.

[3]Annualized.

[4]For the fiscal year ended September 30, 2000.

Waddell & Reed Advisors Global Bond Fund, Inc.

(formerly, Waddell & Reed Advisors High Income Fund II, Inc.)

For a Class C share outstanding throughout each period[1]:
                                                                  For the
                                                   For the    period from
                                               fiscal year     10/6/99[2]
                                                     ended        through
                                                   9/30/01        9/30/00
                                               -----------    -----------

Class C Per-Share Data

Net asset value, beginning of period....             $3.56          $3.88
                                                     -----          -----
Income (loss) from investment operations:
  Net investment income ................              0.17           0.29

  Net realized and unrealized loss
     on investments.....................             (0.07)         (0.32)
                                                     -----          -----
Total from investment operations........              0.10          (0.03)
                                                     -----          -----
Less dividends declared from net
  investment income ....................             (0.17)         (0.29)
                                                     -----          -----
Net asset value, end of period..........             $3.49          $3.56
                                                     =====          =====
Class C Ratios/Supplemental Data

Total return............................             2.97%         -0.95%

Net assets, end of period
  (in thousands) .......................              $538           $242

Ratio of expenses to average
  net assets ...........................             2.31%          2.14%[3]

Ratio of net investment income to
  average net assets ...................             4.83%          7.78%[3]

Portfolio turnover rate.................            71.17%         53.79%[4]

[1]Prior to September 18, 2000, the Fund's principal investment strategies involved investing primarily in junk bonds, with minimal investment in foreign securities. All information for periods prior to that date reflects the operation of the Fund under its former investment strategy.

[2]Commencement of operations.

[3]Annualized.

[4]For the fiscal year ended September 30, 2000.

Waddell & Reed Advisors Global Bond Fund, Inc.

(formerly, Waddell & Reed Advisors High Income Fund II, Inc.)

For a Class Y share outstanding throughout each period[1]:

                                              For the fiscal year
                                              ended September 30,
                                 -------------------------------------------
                                2001      2000      1999      1998     1997
Class Y Per-Share Data

Net asset value,
beginning of period......      $3.56     $3.88     $4.12     $4.42    $4.14
                               -----     -----     -----     -----    -----
Income (loss) from investment
  operations:

  Net investment income .       0.22      0.34      0.36      0.37     0.37

  Net realized and
     unrealized gain (loss)
     on investments......      (0.07)    (0.32)    (0.24)    (0.30)    0.28
                               -----     -----     -----     -----    -----
Total from investment
  operations ............       0.15      0.02      0.12      0.07     0.65
                               -----     -----     -----     -----    -----
Less dividends declared from
  net investment income .      (0.22)    (0.34)    (0.36)    (0.37)   (0.37)
                               -----     -----     -----     -----    -----
Net asset value,
  end of period .........      $3.49     $3.56     $3.88     $4.12    $4.42
                               =====     =====     =====     =====    =====
Class Y Ratios/Supplemental Data

Total return.............      4.46%     0.53%     2.95%     1.38%   16.38%

Net assets, end of period
  (in millions) .........         $2        $3        $3        $2       $2

Ratio of expenses to
  average net assets ....      0.85%     0.84%     0.77%     0.79%    0.77%

Ratio of net investment
  income to average
  net assets ............      6.34%     9.12%     8.89%     8.43%    8.69%

Portfolio turnover rate..     71.17%    53.79%    46.17%    58.85%   64.38%

[1]Prior to September 18, 2000, the Fund's principal investment strategies involved investing primarily in junk bonds, with minimal investment in foreign securities. All information for periods prior to that date reflects the operation of the Fund under its former investment strategy.

Waddell & Reed Advisors Government Securities Fund, Inc.

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended September 30, 2001, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                         For the  For the
                          fiscal   fiscal         For the fiscal year
                            year   period         ended March 31,
                           ended    ended    -------------------------------
                         9/30/01  9/30/00     2000    1999     1998     1997
                           -----    -----    -----   -----    -----    -----
Class A Per-Share Data

Net asset value,
beginning of period......  $5.27    $5.22    $5.43   $5.46    $5.19    $5.32
                           -----    -----    -----   -----    -----    -----
Income (loss) from
  investment operations:

  Net investment income .   0.29     0.15     0.31    0.32     0.33     0.33

  Net realized and
     unrealized gain
     (loss) on
     investments.........   0.36     0.05    (0.21)  (0.03)    0.27    (0.13)
                           -----    -----    -----   -----    -----    -----
Total from investment
  operations ............   0.65     0.20     0.10    0.29     0.60     0.20
                           -----    -----    -----   -----    -----    -----

Less dividends declared
  from net investment
  income ................  (0.29)   (0.15)   (0.31)  (0.32)   (0.33)   (0.33)
                           -----    -----    -----   -----    -----    -----
Net asset value,
end of period............  $5.63    $5.27    $5.22   $5.43    $5.46    $5.19
                           =====    =====    =====   =====    =====    =====
Class A Ratios/Supplemental Data

Total return[1].......... 12.68%    3.97%    1.82%   5.44%   11.84%    3.75%

Net assets, end of
period (in millions).....   $168     $114     $117    $134     $131     $129

Ratio of expenses to
average net assets.......  1.11%    1.12%[2] 1.12%   0.96%    0.89%    0.91%

Ratio of net investment
income to average
net assets...............  5.32%    5.85%[2] 5.77%   5.82%    6.14%    6.17%

Portfolio turnover rate.. 31.72%   15.79%   26.78%  37.06%   35.18%   34.18%

[1]Total return calculated without taking into account the sales load deducted on an initial purchase.

[2]Annualized.

Waddell & Reed Advisors Government Securities Fund, Inc.

For a Class B share outstanding throughout each period:
                                                                   For the
                                  For the          For the     period from
                              fiscal year    fiscal period      10/4/99[1]
                                    ended            ended         through
                                  9/30/01          9/30/00         3/31/00
                              -----------    -------------     -----------
Class B Per-Share Data

Net asset value,
  beginning of period ........      $5.27            $5.22           $5.25
                                    -----            -----           -----
Income (loss) from
  investment operations:

  Net investment income ......       0.24             0.13           0.13

  Net realized and
     unrealized gain (loss)
     on investments...........       0.36             0.05           (0.03)
                                    -----            -----           -----
Total from investment
  operations .................       0.60             0.18            0.10
                                    -----            -----           -----
Less dividends declared from
  net investment income ......      (0.24)           (0.13)          (0.13)
                                    -----            -----           -----
Net asset value,
  end of period ..............      $5.63            $5.27           $5.22
                                    =====            =====           =====
Class B Ratios/Supplemental Data

Total return..................     11.70%            3.56%           1.88%

Net assets, end of period
  (in millions) ..............         $9               $2              $1

Ratio of expenses to average
  net assets .................     $1.98%            1.92%[2]        1.85%[2]

Ratio of net investment income
  to average net assets ......      4.33%            5.04%[2]        5.19%[2]

Portfolio turnover rate.......     31.72%           15.79%          26.78%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors Government Securities Fund, Inc.

For a Class C share outstanding throughout each period:

                                                                   For the
                                  For the          For the     period from
                              fiscal year    fiscal period      10/8/99[1]
                                    ended            ended         through
                                  9/30/01          9/30/00         3/31/00
                              -----------    -------------     -----------
Class C Per-Share Data

Net asset value,
  beginning of period ........      $5.27            $5.22           $5.23
                                    -----            -----           -----
Income (loss) from
  investment operations:

  Net investment income ......       0.25             0.13           0.12

  Net realized and
     unrealized gain (loss)
     on investments...........       0.36             0.05           (0.01)
                                    -----            -----           -----
Total from investment
  operations .................       0.61             0.18            0.11
                                    -----            -----           -----
Less dividends declared from
  net investment income ......      (0.25)           (0.13)          (0.12)
                                    -----            -----           -----
Net asset value,
  end of period ..............      $5.63            $5.27           $5.22
                                    =====            =====           =====
Class C Ratios/Supplemental Data

Total return..................     11.79%            3.48%           2.08%

Net assets, end of period
  (in thousands) .............     $6,273             $714            $269

Ratio of expenses to average
  net assets .................      1.85%            2.06%[2]        2.07%[2]

Ratio of net investment income
  to average net assets ......      4.47%            4.90%[2]        4.98%[2]

Portfolio turnover rate.......     31.72%           15.79%          26.78%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors Government Securities Fund, Inc.

For a Class Y share outstanding throughout each period:

                         For the  For the
                          fiscal   fiscal         For the fiscal year
                            year   period         ended March 31,
                           ended    ended   --------------------------------
                         9/30/01  9/30/00     2000    1999     1998     1997
                         -------  -------    -----   -----    -----    -----

Class Y Per-Share Data

Net asset value,
  beginning of period ...  $5.27    $5.22    $5.43   $5.46    $5.19    $5.32
                           -----    -----    -----   -----    -----    -----
Income (loss) from
  investment operations:

  Net investment income .   0.31     0.16     0.33    0.33     0.34     0.34

  Net realized and
     unrealized gain (loss)
     on investments......   0.36     0.05    (0.21)  (0.03)    0.27    (0.13)
                           -----    -----    -----   -----    -----    -----
Total from investment
  operations ............   0.67     0.21     0.12    0.30     0.61     0.21
                           -----    -----    -----   -----    -----    -----
Less dividends declared
  from net investment
  income ................  (0.31)   (0.16)   (0.33)  (0.33)   (0.34)   (0.34)
                           -----    -----    -----   -----    -----    -----
Net asset value,
  end of period .........  $5.63    $5.27    $5.22   $5.43    $5.46    $5.19
                           =====    =====    =====   =====    =====    =====
Class Y Ratios/Supplemental Data

Total return............. 13.04%    4.16%    2.20%   5.71%   12.02%    3.99%

Net assets, end of
  period (in millions) ..     $3       $3       $2      $2       $2       $1

Ratio of expenses to
  average net assets ....  0.79%    0.77%[1] 0.75%   0.68%    0.66%    0.67%

Ratio of net investment
  income to average
  net assets ............  5.64%    6.20%[1] 6.15%   6.10%    6.37%    6.41%

Portfolio turnover
  rate  ................. 31.72%   15.79%   26.78%   37.06%  35.18%   34.18%

[1]Annualized.

Waddell & Reed Advisors High Income Fund, Inc.

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended September 30, 2001, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                         For the  For the
                          fiscal   fiscal         For the fiscal year
                            year   period         ended March 31,
                           ended    ended    -------------------------------
                         9/30/01  9/30/00     2000    1999     1998     1997
                         -------  -------     ----    ----     ----     ----
Class A Per-Share Data

Net asset value,
beginning of period......  $8.10    $8.54    $9.39  $10.04   $ 9.25    $9.09
                           -----    -----    -----   -----    -----    -----
Income (loss) from
  investment operations:

  Net investment income .   0.66     0.37     0.78    0.81     0.82     0.80

  Net realized and
     unrealized gain (loss)
     on investments......  (0.84)   (0.44)   (0.84)  (0.66)    0.79     0.16
                           -----    -----    -----   -----    -----    -----
Total from investment
  operations ............  (0.18)   (0.07)   (0.06)   0.15     1.61     0.96
                           -----    -----    -----   -----    -----    -----
Less dividends from
  net investment income .  (0.66)   (0.37)   (0.79)  (0.80)   (0.82)   (0.80)
                           -----    -----    -----   -----    -----    -----
Net asset value,
  end of period .........  $7.26    $8.10    $8.54  $ 9.39   $10.04    $9.25
                           =====    =====    =====  ======   ======    =====
Class A Ratios/Supplemental Data

Total return[1].......... -2.51%   -0.81%   -0.65%   1.70%   18.03%   10.94%

Net assets, end of
  period (in millions) ..   $715     $750     $826  $1,009   $1,102     $983

Ratio of expenses to
  average net assets ....  1.08%    1.06%[2] 1.04%   0.94%    0.84%    0.89%

Ratio of net investment
  income to average
  net assets ............  8.56%    8.94%[2] 8.65%   8.44%    8.38%    8.68%

Portfolio turnover rate.. 73.92%   24.20%   41.55%  53.19%   63.40%   53.17%

[1]Total return calculated without taking into account the sales load deducted on an initial purchase.

[2]Annualized.

Waddell & Reed Advisors High Income Fund, Inc.

For a Class B share outstanding throughout each period:

                                                                   For the
                                  For the          For the     period from
                              fiscal year    fiscal period      10/4/99[1]
                                    ended            ended         through
                                  9/30/01          9/30/00         3/31/00
                              -----------    -------------     -----------
Class B Per-Share Data

Net asset value,
  beginning of period ........      $8.10            $8.54           $8.84
                                    -----            -----           -----
Income (loss) from
  investment operations:

  Net investment income ......       0.59             0.33            0.36

  Net realized and unrealized
     loss on investments......      (0.85)           (0.44)          (0.30)
                                    -----            -----           -----
Total from investment
  operations .................      (0.26)           (0.11)           0.06
                                    -----            -----           -----
Less dividends from net
  investment income ..........      (0.59)           (0.33)          (0.36)
                                    -----            -----           -----
Net asset value,
  end of period ..............      $7.25            $8.10           $8.54
                                    =====            =====           =====
Class B Ratios/Supplemental Data

Total return..................     -3.41%           -1.28%           0.61%

Net assets, end of period
  (in millions) ..............        $12               $5              $3

Ratio of expenses to average
  net assets .................      1.99%            1.99%[2]        1.96%[2]

Ratio of net investment income
  to average net assets ......      7.61%            8.02%[2]        7.79%[2]

Portfolio turnover rate.......     73.92%           24.20%          41.55%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors High Income Fund, Inc.

For a Class C share outstanding throughout each period:

                                                                   For the
                                  For the          For the     period from
                              fiscal year    fiscal period      10/4/99[1]
                                    ended            ended         through
                                  9/30/01          9/30/00         3/31/00
                              -----------    -------------     -----------
Class C Per-Share Data

Net asset value,
  beginning of period ........      $8.11            $8.54           $8.84
                                    -----            -----           -----
Income (loss) from
  investment operations:

  Net investment income ......       0.60             0.33            0.36

  Net realized and unrealized
     loss on investments......      (0.87)           (0.43)          (0.30)
                                    -----            -----           -----
Total from investment

  operations .................      (0.27)           (0.10)           0.06
                                    -----            -----           -----
Less dividends from net
  investment income ..........      (0.59)           (0.33)          (0.36)
                                    -----            -----           -----
Net asset value,
  end of period ..............      $7.25            $8.11           $8.54
                                    =====            =====           =====
Class C Ratios/Supplemental Data

Total return..................     -3.42%           -1.28%           0.65%

Net assets, end of period
  (in thousands) .............     $4,513             $856            $404

Ratio of expenses to average
  net assets .................      1.97%            2.07%[2]        1.91%[2]

Ratio of net investment income
  to average net assets ......      7.60%            7.94%[2]        7.88%[2]

Portfolio turnover rate.......     73.92%           24.20%          41.55%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors High Income Fund, Inc.

For a Class Y share outstanding throughout each period:

                         For the  For the
                          fiscal   fiscal         For the fiscal year
                            year   period         ended March 31,
                           ended    ended     ------------------------------
                         9/30/01  9/30/00     2000    1999     1998     1997
                        --------  -------    -----   -----    -----    -----
Class Y Per-Share Data

Net asset value,
beginning of period......  $8.10    $8.54    $9.39  $10.04   $ 9.25    $9.10
                           -----    -----    -----  ------    -----    -----
Income (loss) from
  investment operations:

  Net investment income .   0.69     0.39     0.81    0.83     0.82     0.81

  Net realized and
     unrealized gain (loss)
     on investments......  (0.85)   (0.44)   (0.84)  (0.66)    0.79     0.15
                           -----    -----    -----  ------    -----    -----
Total from investment
  operations ............  (0.16)   (0.05)   (0.03)   0.17     1.61     0.96
                           -----    -----    -----  ------    -----    -----
Less dividends from
  net investment income .  (0.69)   (0.39)   (0.82)  (0.82)   (0.82)   (0.81)
                           -----    -----    -----  ------    -----    -----
Net asset value,
  end of period .........  $7.25    $8.10    $8.54  $ 9.39   $10.04    $9.25
                           =====    =====    =====  ======   ======    =====
Class Y Ratios/Supplemental Data

Total return............. -2.22%   -0.69%   -0.39%   1.90%   18.13%   11.07%

Net assets, end of period
  (in millions) .........     $3       $2       $2      $2       $3       $3

Ratio of expenses to
  average net assets ....  0.81%    0.80%[1] 0.79%   0.74%    0.77%    0.77%

Ratio of net investment
  income to average

  net assets ............  8.82%    9.21%[1] 8.91%   8.62%    8.46%    8.78%

Portfolio turnover rate.. 73.92%   24.20%   41.55%  53.19%   63.40%   53.17%

[1]Annualized.

Waddell & Reed Advisors Municipal Bond Fund, Inc.

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended September 30, 2001, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                                              For the fiscal year
                                              ended September 30,
                                -------------------------------------------
                                2001      2000      1999      1998     1997
                               -----     -----     -----     -----    -----
Class A Per-Share Data

Net asset value,
  beginning of period ...      $6.75     $6.90     $7.63     $7.47    $7.32
                               -----     -----     -----     -----    -----
Income (loss) from investment
  operations:

  Net investment income .       0.32      0.35      0.36      0.37     0.38

  Net realized and
     unrealized gain (loss)
     on investments......       0.16     (0.08)    (0.61)     0.25     0.30
                               -----     -----     -----     -----    -----
Total from investment
  operations ............       0.48      0.27     (0.25)     0.62     0.68
                               -----     -----     -----     -----    -----
Less distributions:

  From net investment
     income..............      (0.32)    (0.35)    (0.37)    (0.37)   (0.37)

  From capital gains ....      (0.00)[1] (0.03)    (0.11)    (0.09)   (0.16)

  In excess of capital
     gains...............      (0.00)    (0.04)    (0.00)    (0.00)   (0.00)
                               -----     -----     -----     -----    -----
Total distributions......      (0.32)    (0.42)    (0.48)    (0.46)   (0.53)
                               -----     -----     -----     -----    -----
Net asset value,
  end of period .........      $6.91     $6.75     $6.90     $7.63    $7.47
                               =====     =====     =====     =====    =====
Class A Ratios/Supplemental Data

Total return[2]..........      7.27%     4.24%    -3.46%     8.67%    9.77%

Net assets, end of period
  (in millions) .........       $748      $739      $874      $997     $994

Ratio of expenses to
  average net assets ....      0.88%     0.89%     0.79%     0.72%    0.67%

Ratio of net investment
  income to average
  net assets ............      4.67%     5.23%     4.98%     4.95%    5.14%

Portfolio turnover rate..     30.74%    15.31%    30.93%    50.65%   47.24%

[1]Not shown due to rounding.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

Waddell & Reed Advisors Municipal Bond Fund, Inc.

For a Class B share outstanding throughout each period:

                                                                  For the
                                                   For the    period from
                                               fiscal year     10/5/99[1]
                                                     ended        through
                                                   9/30/01        9/30/00
                                               -----------     ----------
Class B Per-Share Data

Net asset value, beginning of period....             $6.74          $6.87
                                                     -----          -----

Income (loss) from investment operations:

  Net investment income ................              0.27           0.28

  Net realized and unrealized gain
     (loss) on investments..............              0.16          (0.05)
                                                     -----          -----
Total from investment operations........              0.43           0.23
                                                     -----          -----
Less distributions:

  From net investment income ...........             (0.26)         (0.29)

  From capital gains ...................             (0.00)[2]      (0.03)

  In excess of capital gains ...........             (0.00)         (0.04)
                                                     -----          -----
Total distributions.....................             (0.26)         (0.36)
                                                     -----          -----
Net asset value, end of period..........             $6.91          $6.74
                                                     =====          =====
Class B Ratios/Supplemental Data

Total return............................             6.47%          3.56%

Net assets, end of period
  (in millions) ........................                $5             $1

Ratio of expenses to average
  net assets ...........................             1.72%          1.86%[3]

Ratio of net investment income to
  average net assets ...................             3.76%          4.17%[3]

Portfolio turnover rate.................            30.74%         15.31%[4]

[1]Commencement of operations.

[2]Not shown due to rounding.

[3]Annualized.

[4]For the fiscal year ended September 30, 2000.

Waddell & Reed Advisors Municipal Bond Fund, Inc.

For a Class C share outstanding throughout each period:
                                                                  For the
                                                   For the    period from
                                               fiscal year     10/7/99[1]
                                                     ended        through
                                                   9/30/01        9/30/00
                                                ----------      ----------
Class C Per-Share Data

Net asset value, beginning of period....             $6.74          $6.87
                                                     -----          -----
Income (loss) from investment operations:

  Net investment income ................              0.27           0.29

  Net realized and unrealized gain
     (loss) on investments..............              0.16          (0.06)
                                                     -----          -----
Total from investment operations........              0.43           0.23
                                                     -----          -----
Less distributions:

  From net investment income ...........             (0.26)         (0.29)

  From capital gains ...................             (0.00)[2]      (0.03)

  In excess of capital gains ...........             (0.00)         (0.04)
                                                     -----          -----
Total distributions.....................             (0.26)         (0.36)
                                                     -----          -----
Net asset value, end of period..........             $6.91          $6.74
                                                     =====          =====
Class C Ratios/Supplemental Data

Total return............................             6.47%          3.56%

Net assets, end of period
  (in millions) ........................                $2             $1

Ratio of expenses to average
  net assets ...........................             1.74%          1.84%[3]

Ratio of net investment income to
  average net assets ...................             3.74%          4.18%[3]

Portfolio turnover rate.................            30.74%         15.31%[4]

[1]Commencement of operations.

[2]Not shown due to rounding.

[3]Annualized.

[4]For the fiscal year ended September 30, 2000.

Waddell & Reed Advisors Municipal Bond Fund, Inc.

For a Class Y share outstanding throughout each period:
                                                                   For the
                                  For the          For the     period from
                              fiscal year      fiscal year     12/30/98[1]
                                    ended            ended         through
                                  9/30/01          9/30/00         9/30/99
                              -----------      -----------     -----------
Class Y Per-Share Data

Net asset value,
  beginning of period ........      $6.75            $6.90           $7.41
                                    -----            -----           -----
Income (loss) from
  investment operations:

  Net investment income ......       0.28[2]          0.36[2]         0.28

  Net realized and
     unrealized gain (loss)
     on investments...........       0.21[2]         (0.08)[2]       (0.51)
                                    -----            -----           -----
Total from investment
  operations .................       0.49             0.28           (0.23)
                                    -----            -----           -----
Less distributions:

  From net investment
     income...................      (0.33)           (0.36)          (0.28)

  From capital gains .........      (0.00)[3]        (0.03)          (0.00)

  In excess of capital
     gains....................      (0.00)           (0.04)          (0.00)
                                    -----            -----           -----
Total distributions...........      (0.33)           (0.43)          (0.28)
                                    -----            -----           -----
Net asset value,
  end of period ..............      $6.91            $6.75           $6.90
                                   ======            =====           =====
Class Y Ratios/Supplemental Data

Total return..................      7.44%            4.32%          -3.21%

Net assets, end of period
  (in thousands) .............    $12,965               $2              $2

Ratio of expenses to average
  net assets .................      0.70%            0.71%           0.67%[4]

Ratio of net investment income
  to average net assets ......      4.82%            5.38%           5.08%[4]

Portfolio turnover rate.......     30.74%           15.31%          30.93%[5]

[1]Commencement of operations.

[2]Based on average weekly shares outstanding.

[3]Not shown due to rounding.

[4]Annualized.

[5]For the fiscal year ended September 30, 1999.

Waddell & Reed Advisors Municipal High Income Fund, Inc.

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended September 30, 2001, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                                              For the fiscal year
                                              ended September 30,
                                -------------------------------------------
                                2001      2000      1999      1998     1997
                               -----     -----     -----     -----    -----
Class A Per-Share Data

Net asset value,
  beginning of period ...      $4.92     $5.19     $5.69     $5.55    $5.31
                               -----     -----     -----     -----    -----
Income (loss) from investment
  operations:

  Net investment
     income..............       0.28      0.30      0.31      0.32     0.34

  Net realized and
     unrealized gain (loss)
     on investments......       0.04     (0.27)    (0.37)     0.21     0.25
                               -----     -----     -----     -----    -----
Total from investment
  operations ............       0.32      0.03     (0.06)     0.53     0.59
                               -----     -----     -----     -----    -----
Less distributions:

  Declared from net
     investment income...      (0.28)    (0.30)    (0.31)    (0.32)   (0.34)

  From capital gains ....      (0.00)    (0.00)    (0.13)    (0.07)   (0.01)

  In excess of
     capital gains.......      (0.00)    (0.00)[1] (0.00)[1] (0.00)   (0.00)
                               -----     -----     -----     -----    -----
Total distributions......      (0.28)    (0.30)    (0.44)    (0.39)   (0.35)
                               -----     -----     -----     -----    -----
Net asset value,
  end of period .........      $4.96     $4.92     $5.19     $5.69    $5.55
                               =====     =====     =====     =====    =====
Class A Ratios/Supplemental Data

Total return[2]..........      6.64%     0.83%    -1.22%     9.88%   11.45%

Net assets, end of
  period (in millions) ..       $419      $417      $510      $522     $474

Ratio of expenses to
  average net assets ....      1.02%     0.94%     0.87%     0.82%    0.78%

Ratio of net investment
  income to average
  net assets ............      5.61%     6.08%     5.59%     5.72%    6.19%

Portfolio turnover
  rate ..................     22.37%    22.41%    26.83%    35.16%   19.47%

[1]Not shown due to rounding.

[2]Total return calculated without taking into account the sales load deducted on an initial purchase.

Waddell & Reed Advisors Municipal High Income Fund, Inc.

For a Class B share outstanding throughout each period:

                                                                  For the
                                                   For the    period from
                                               fiscal year     10/5/99[1]
                                                     ended        through
                                                   9/30/01        9/30/00
                                               -----------    -----------
Class B Per-Share Data

Net asset value, beginning of period....             $4.92          $5.16
                                                     -----          -----
Income (loss) from investment operations:

  Net investment income ................              0.23           0.25

  Net realized and unrealized gain
     (loss) on investments..............              0.04         (0.24)
                                                     -----           -----
Total from investment operations........              0.27           0.01
                                                     -----          -----
Less distributions:

  Declared from net
     investment income..................             (0.23)         (0.25)

  From capital gains ...................             (0.00)         (0.00)

  In excess of capital gains ...........             (0.00)         (0.00)[2]
                                                     -----          -----
Total distributions.....................             (0.23)         (0.25)
                                                     -----          -----
Net asset value, end of period..........             $4.96          $4.92
                                                     =====          =====
Class B Ratios/Supplemental Data

Total return............................             5.71%          0.29%

Net assets, end of period (in millions).                $3             $1

Ratio of expenses to average net assets.             1.91%          1.89%[3]

Ratio of net investment income to
  average net assets ...................             4.68%          5.16%[3]

Portfolio turnover rate.................            22.37%         22.41%[4]

[1]Commencement of operations.

[2]Not shown due to rounding.

[3]Annualized.

[4]For the fiscal year ended September 30, 2000.

Waddell & Reed Advisors Municipal High Income Fund, Inc.

For a Class C share outstanding throughout each period:
                                                                  For the
                                                   For the    period from
                                               fiscal year     10/8/99[1]
                                                     ended        through
                                                   9/30/01        9/30/00
                                               -----------    -----------

Class C Per-Share Data

Net asset value, beginning of period....             $4.92          $5.16
                                                     -----          -----
Income (loss) from investment operations:

  Net investment income ................              0.23           0.25

  Net realized and unrealized gain
     (loss) on investments..............              0.04          (0.24)
                                                     -----          -----
Total from investment operations........              0.27           0.01
                                                     -----          -----
Less distributions:

  Declared from net investment income ..             (0.23)         (0.25)

  From capital gains ...................             (0.00)         (0.00)

  In excess of capital gains ...........             (0.00)         (0.00)[2]
                                                     -----          -----
Total distributions.....................             (0.23)         (0.25)
                                                     -----          -----
Net asset value, end of period..........             $4.96          $4.92
                                                     =====          =====
Class C Ratios/Supplemental Data

Total return............................             5.74%          0.26%

Net assets, end of period
  (in millions) ........................                $3             $1

Ratio of expenses to average
  net assets ...........................             1.84%          1.91%[3]

Ratio of net investment income to
  average net assets ...................             4.72%          5.13%[3]

Portfolio turnover rate.................            22.37%         22.41%[4]

[1]Commencement of operations.

[2]Not shown due to rounding.

[3]Annualized.

[4]For the fiscal year ended September 30, 2000.

Waddell & Reed Advisors Municipal High Income Fund, Inc.

For a Class Y share outstanding throughout each period:
                                                          For the    For the
                                         For the fiscal    period     period
                                             year ended      from       from
                                          September 30,  12/30/98[1]  7/1/98[1]
                                          --------------  through    through
                                         2001       2000  9/30/99    8/25/98
                                         -----     -----  -------    -------
Class Y Per-Share Data

Net asset value,
  beginning of period .............      $4.92     $5.19     $5.65     $5.64
                                         -----     -----     -----     -----
Income (loss) from investment
  operations:

  Net investment income ...........       0.27      0.30      0.24      0.05

  Net realized and unrealized
     gain (loss) on investments....       0.04    (0.27)    (0.33)      0.01
                                         -----     -----     -----     -----
Total from investment operations...       0.31      0.03    (0.09)      0.06
                                         -----     -----     -----     -----
Less distributions:

  Declared from net
     investment income.............      (0.27)    (0.30)    (0.24)    (0.05)

  From capital gains ..............      (0.00)    (0.00)    (0.13)    (0.00)

  In excess of capital gains ......      (0.00)    (0.00)[2] (0.00)[2] (0.00)
                                         -----     -----     -----     -----
Total distributions................      (0.27)    (0.30)    (0.37)    (0.05)
                                         -----     -----     -----     -----
Net asset value, end of period.....      $4.96     $4.92     $5.19     $5.65
                                         =====     =====     =====     =====
Class Y Ratios/Supplemental Data

Total return.......................      6.45%     0.97%    -1.53%     1.07%

Net assets, end of
  period (in thousands) ...........         $2       $18        $2        $0

Ratio of expenses to
  average net assets ..............      1.93%     1.08%     0.80%[3]  0.61%[3]

Ratio of net investment
  income to average net assets ....      4.72%     5.96%     5.68%[3]  5.99%[3]

Portfolio turnover rate............     22.37%    22.41%    26.83%[4] 35.16%[3]

[1]Class Y shares commenced operations on July 1, 1998 and continued
operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table. Operations recommenced on December 30, 1998.

[2]Not shown due to rounding.

[3]Annualized.

[4]For the fiscal year ended September 30, 1999.

Waddell & Reed Advisors Municipal Money Market Fund, Inc.

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal period ended September 30, 2001, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout the period:

                                                     For the
                                                  period from
                                                  12/15/00[1]
                                                     through
                                                     9/30/01
Class A Per-Share Data

Net asset value, beginning of period....             $1.00
                                                     -----
Net investment income...................              0.0212

Less dividends declared.................             (0.0212)
                                                     -----
Net asset value, end of period..........             $1.00
                                                     =====
Class A Ratios/Supplemental Data

Total return............................             2.12%

Net assets, end of period (in millions).           $15

Ratio of expenses to average net assets
  including voluntary expense waiver ...             0.65%[2]

Ratio of net investment income to
  average net assets including
  voluntary expense waiver .............             2.65%[2]

Ratio of expenses to average net
  assets excluding voluntary
  expense waiver .......................             1.04%[2]

Ratio of net investment income to
  average net assets excluding
  voluntary expense waiver .............             2.26%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors Municipal Money Market Fund, Inc.

For a Class B share outstanding throughout the period:

                                                   For the
                                               period from
                                               12/15/00[1]
                                                   through
                                                   9/30/01
                                                -----------
Class B Per-Share Data

Net asset value, beginning of period....             $1.00
                                                     -----
Net investment income...................              0.0136

Less dividends declared.................             (0.0136)
                                                     -----
Net asset value, end of period..........             $1.00
                                                     =====
Class B Ratios/Supplemental Data

Total return............................             1.36%

Net assets, end of period
  (in thousands) .......................          $156

Ratio of expenses to average
  net assets including voluntary
  expense waiver .......................             1.61%[2]

Ratio of net investment income to
  average net assets including
  voluntary expense waiver .............             1.72%[2]

Ratio of expenses to average net assets
  excluding voluntary expense waiver ...             2.58%[2]

Ratio of net investment income to
  average net assets excluding
  voluntary expense waiver .............             0.75%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors Municipal Money Market Fund, Inc.

For a Class C share outstanding throughout the period:

                                                   For the
                                               period from
                                               12/15/00[1]
                                                   through
                                                   9/30/01
                                                -----------
Class C Per-Share Data

Net asset value, beginning of period....             $1.00
                                                     -----
Net investment income...................              0.0136

Less dividends declared.................             (0.0136)
                                                     -----
Net asset value, end of period..........             $1.00
                                                     =====
Class C Ratios/Supplemental Data

Total return............................             1.36%

Net assets, end of period
  (in thousands) .......................          $138

Ratio of expenses to average net
  assets including voluntary
  expense waiver .......................             1.61%[2]

Ratio of net investment income to
  average net assets including
  voluntary expense waiver .............             1.71%[2]

Ratio of expenses to average net
  assets excluding voluntary
  expense waiver .......................             2.57%[2]

Ratio of net investment income to
  average net assets excluding
  voluntary expense waiver .............             0.75%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors Cash Management, Inc.

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended September 30, 2001, is included in the Fund's
SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                         For the  For the
                          fiscal   fiscal         For the fiscal year
                            year   period         ended June 30,
                           ended    ended    -------------------------------
                         9/30/01  9/30/00     2000     1999     1998     1997
                           -----    -----    -----    -----    -----    -----
Class A Per-Share Data

Net asset value,
  beginning of period ...  $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                          ------   ------   ------   ------   ------   ------
Net investment income.... 0.0463   0.0148   0.0511   0.0455   0.0484   0.0472

Less dividends
  declared ..............(0.0463) (0.0148) (0.0511) (0.0455) (0.0484) (0.0472)
                          ------   ------   ------   ------   ------   ------
Net asset value,
  end of period .........  $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                          ======   ======   ======   ======   ======   ======
Class A Ratios/Supplemental Data

Total return.............  4.78%    1.50%    5.18%    4.67%    4.93%    4.80%

Net assets, end of
  period (in millions) .. $1,062     $875     $782     $667     $533     $514

Ratio of expenses to
  average net assets ....  0.76%    0.81%[1] 0.83%    0.83%    0.89%    0.87%

Ratio of net investment
  income to average
  net assets ............  4.60%    5.92%[1] 5.08%    4.54%    4.84%    4.70%

[1]Annualized.

Waddell & Reed Advisors Cash Management, Inc.

For a Class B share outstanding throughout each period:

                                                                   For the
                                  For the          For the     period from
                              fiscal year    fiscal period       9/9/99[1]
                                    ended            ended         through
                                  9/30/01          9/30/00         6/30/00
                              -----------    -------------     -----------
Class B Per-Share Data

Net asset value,
  beginning of period ........      $1.00            $1.00          $1.00
                                 --------         --------       --------

Net investment income.........     0.0372           0.0133         0.0346

Less dividends declared.......    (0.0372)         (0.0133)       (0.0346)
                                 --------         --------       --------
Net asset value,
  end of period ..............      $1.00            $1.00          $1.00
                                 ========         ========       ========
Class B Ratios/Supplemental Data

Total return..................      3.83%            1.37%          3.43%

Net assets, end of period
  (in millions) ..............        $11               $2             $3

Ratio of expenses to average
  net assets .................      1.66%            1.43%[2]       1.67%[2]

Ratio of net investment income
  to average net assets ......      3.49%            5.29%[2]       4.49%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors Cash Management, Inc.

For a Class C share outstanding throughout each period:

                                                                   For the
                                  For the          For the     period from
                              fiscal year    fiscal period       9/9/99[1]
                                    ended            ended         through
                                  9/30/01          9/30/00         6/30/00
                             ------------    -------------     -----------
Class C Per-Share Data

Net asset value,
  beginning of period ........      $1.00            $1.00          $1.00
                                 --------         --------       --------
Net investment income.........     0.0373           0.0126         0.0335

Less dividends declared.......    (0.0373)         (0.0126)       (0.0335)
                                 --------         --------       --------
Net asset value,
  end of period ..............      $1.00            $1.00          $1.00
                                 ========         ========       ========
Class C Ratios/Supplemental Data

Total return..................      3.83%            1.29%          3.32%

Net assets, end of period
  (in millions) ..............         $5               $1             $1

Ratio of expenses to
  average net assets .........      1.65%            1.68%[2]       1.82%[2]

Ratio of net investment income
  to average net assets ......      3.57%            5.05%[2]       4.45%[2]

[1]Commencement of operations.

[2]Annualized.

Waddell & Reed Advisors Funds

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

Investment Manager
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Shareholder Servicing Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Accounting Services Agent
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

Waddell & Reed Advisors Funds

You can get more information about each Fund in its--

* Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

* Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent
Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about the Funds (including the current SAI and most recent
Annual and Semiannual Reports) is available from the SEC's web site at
http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public
Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling
202-942-8090.

The Funds' SEC file numbers are as follows:
Waddell & Reed Advisors Funds, Inc. Bond Fund: 811-2552
Waddell & Reed Advisors Cash Management, Inc.: 811-2922
Waddell & Reed Advisors Global Bond Fund, Inc.: 811-4520
Waddell & Reed Advisors Government Securities Fund, Inc.: 811-3458
Waddell & Reed Advisors High Income Fund, Inc.: 811-2907
Waddell & Reed Advisors Municipal Bond Fund, Inc.: 811-2657
Waddell & Reed Advisors Municipal High Income Fund, Inc.: 811-4427
Waddell & Reed Advisors Municipal Money Market Fund, Inc.: 811-10137

Waddell & Reed, Inc.
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL

             WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.

                             6300 Lamar Avenue

                              P. O. Box 29217

                    Shawnee Mission, Kansas  66201-9217

                               913-236-2000
                                888-WADDELL

                             December 28, 2001

                    STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (SAI) is not a prospectus.
Investors should read this SAI in conjunction with the prospectus
(Prospectus) for the Waddell & Reed Advisors Municipal Bond Fund, Inc.
(Fund), dated December 28, 2001, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.

                             TABLE OF CONTENTS

     Performance Information.............................

     Investment Strategies, Policies and Practices.......

     Investment Management and Other Services............

     Purchase, Redemption and Pricing of Shares..........

     Directors and Officers..............................

     Payments to Shareholders............................

     Taxes...............................................

     Portfolio Transactions and Brokerage................

     Other Information...................................

     Appendix A..........................................

     Financial Statements................................

     Waddell & Reed Advisors Municipal Bond Fund, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on September 29, 1976. Prior to
June 30, 2000, the Fund was known as United Municipal Bond Fund, Inc.R

                          PERFORMANCE INFORMATION

     Waddell & Reed, Inc. (Waddell & Reed), the Fund's underwriter, or the
Fund may, from time to time, publish the Fund's total return information, yield information and/or performance rankings in advertisements and sales materials.

Total Return

     Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for
Class A shares, deducting the maximum sales load of 4.25%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value (NAV) for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

              n
      P(1 + T)  =   ERV

     Where :  P =   $1,000 initial payment
              T =   Average annual total return
              n =   Number of years
            ERV =   Ending redeemable value of the $1,000 investment for
                    the periods shown.

     Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted
above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

     The average annual total return quotations for Class A shares as of
September 30, 2001, which is the most recent balance sheet included in this
SAI, for the periods shown were as follows:

                                              With       Without
                                           Sales Load   Sales Load
                                            Deducted     Deducted

One year period from October 1, 2000 to
  September 30, 2001:                            2.71%     7.27%

Five-year period from October 1, 1996 to
  September 30, 2001:                            4.28%     5.19%

Ten-year period from October 1, 1991 to
  September 30, 2001:                            6.15%     6.61%

     Prior to January 21, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors. As of October 4, 1999, the Fund also offers Class B and Class C shares.

     The average annual total return quotations for Class B shares as of
September 30, 2001, which is the most recent balance sheet included in this
SAI, for the periods shown were as follows:

                                              With       Without
                                           Sales Load   Sales Load
                                            Deducted     Deducted

One-year period from October 1, 2000 to
  September 30, 2001:                         2.47%        6.47%
Period from October 5, 1999* to
  September 30, 2001:                         3.10%        5.03%
*Commencement of operations.

     The average annual total return quotations for Class C shares as of
September 30, 2001, which is the most recent balance sheet included in this
SAI, for the periods shown were as follows:

One-year period from October 1, 2000 to
  September 30, 2001:*                        6.47%
Period from October 7, 1999** to
  September 30, 2001:                         5.04%
*A contingent deferred sales charge (CDSC) applies if shares are redeemed within twelve months of purchase; therefore the one-year total return is not affected by a CDSC.
**Commencement of operations.

     The average annual total return quotation for Class Y shares as of
September 30, 2001, which is the most recent balance sheet included in this
SAI, for the periods shown were as follows:

One-year period from October 1, 2000 to
  September 30, 2001:                            7.44%
Period from December 30, 1998* to
  September 30, 2001:                            3.00%
*Commencement of operations.

     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                               6
     Yield = 2 ((((a - b)/cd)+1)  -1)

Where with respect to a particular class of the Fund:
       a =  dividends and interest earned during the period.
       b =  expenses accrued for the period (net of reimbursements).
       c =  the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
       d =  the maximum offering price per share of the class on the last day of the period.

     The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on September 30, 2001, the date of the most recent balance sheet included in this SAI, is 4.15%. The yield for
Class B shares of the Fund computed according to the formula for the 30-day period ended on September 30, 2001, the date of the most recent balance sheet included in this SAI, is 3.47%. The yield for Class C shares of the
Fund computed according to the formula for the 30-day period ended on
September 30, 2001, the date of the most recent balance sheet included in this SAI, is 3.43%. The yield for Class Y shares of the Fund computed according to the formula for the 30-day period ended on September 30, 2001, the date of the most recent balance sheet included in this SAI, is 3.78%.

     The Fund may also advertise or include in sales material its tax-
equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax-equivalent yield by dividing that portion of the Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax-equivalent yield for Class A shares computed according to the formula for the 30-day period ended on September 30, 2001, the date of the most recent balance sheet included in this SAI, is 4.60%, 4.87%, 5.70%,
5.94%, 6.40% and 6.77%for marginal tax brackets of 10%, 15%, 27.5%, 30.5%,
35.5% and 39.1%, respectively. The tax-equivalent yield for Class B shares for the 30-day period ended on September 30, 2001 is 3.85%, 4.07%, 4.77%,
4.97%, 5.35% and 5.66% for marginal tax brackets of 10%, 15%, 27.5%, 30.5%,
35.5% and 39.1%, respectively. The tax-equivalent yield for Class C shares for the 30-day period ended on September 30, 2001 is 3.81%, 4.03%, 4.71%,
4.91%, 5.29% and 5.60% for marginal tax brackets of 10%, 15%, 27.5%, 30.5%,
35.5% and 39.1%, respectively. The tax-equivalent yield for Class Y shares for the 30-day period ended on September 30, 2001 is 4.19%, 4.44%, 5.19%,
5.41%, 5.83% and 6.17% for marginal tax brackets of 10%, 15%, 27.5%, 30.5%,
35.5% and 39.1%, respectively.

     Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

Performance Rankings and Other Information

     Waddell & Reed or the Fund may also, from time to time, publish in advertisements or sales material the Fund's performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's,
Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite
Stock Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it is related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     Performance information for the Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

               INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment
Management Company (WRIMCO), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.

   Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of municipal bonds issued by state and local government authorities and agencies are industrial development bonds, which are also generally referred to as private activity bonds (PABS). The Fund may purchase PABs only if the interest on them is free from Federal income taxation, although such interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT). In general, PABS are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities such as for energy and pollution control. PABs are also used to finance public facilities such as airports and mass transit systems. The credit quality of PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are PABs.

     Municipal leases and participation interests therein are another type of municipal bond (collectively, lease obligations). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include (1) the frequency of trades and quotes for the obligations, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the securities, (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer,
(5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (6) the credit quality of the issuer and the lessee, and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

     The Fund has not held and does not intend to hold municipal lease obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchase agreement as its base. See Asset-Backed
Securities. While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

    The Fund may also invest in municipal notes, which include tax anticipation notes (TANs), revenue anticipation notes (RANs), and bond anticipation notes (BANs). TANs are issued to finance working capital needs of municipalities. Generally, TANs are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. RANs are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. BANs are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the BANs.

     WRIMCO and the Fund rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by the Fund is not a municipal bond (with the result that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

     Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

     Lower-quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the
Fund's shareholders.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. See Appendix A for a description of bond ratings.

     Now or in the future, Standard & Poor's (S&P), and Moody's Corporation
(Moody's) may use different rating designations for municipal bonds depending on their maturities on issuance or other characteristics. For example, Moody's now rates the top four categories of municipal notes
(i.e., municipal bonds generally with a maturity at the time of issuance ranging from six months to three years) as MIG 1, MIG 2, MIG 3 and MIG 4.

     Municipal bonds purchased by the Fund comply with the 80% requirement discussed in the Prospectus if they are within the top four rating designations of S&P or Moody's for the type of municipal bond in question or are of equivalent ratings as determined by WRIMCO. Credit ratings for individual securities may change from time to time, and the Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds which the Fund may buy.

   Bonds Backed by Generating Plants Revenue

     From time to time the Fund may have varying but substantial portions of its assets invested in municipal bonds of Public Power Agencies and in
Pollution Control Revenue Bonds. The interest on both types of bonds is paid by revenues from generating plants. The Fund may invest any portion of its assets in these bonds, and it is expected that there may be times, depending on economic conditions in the industry or the relative attractiveness of other municipal bonds, when more than 25% of its total assets will be so invested.

     Certain problems facing the generating industry in general may or may not affect its ability to meet obligations on bonds. These problems include the effects of (1) inflation on financing large construction programs, (2)
cost increases and delays arising out of environmental considerations, (3)
limitations of available capital on the ability to issue additional debt,
(4) the effect of shortages and high prices of fuel on operations and profits, and (5) the effect of energy conservation on sales. Problems of these types generally affect the values of and the dividends paid on utility common stocks rather than the ability to pay bond obligations.

   Defensive Strategies and Temporary Investments

     To shorten the average maturity of its portfolio, the Fund may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase.

     Another reason for buying either these short-term municipal bonds or taxable obligations (up to the 10% limitation on taxable obligations described in the Prospectus) during normal market conditions is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

     Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as WRIMCO believes a temporary defensive posture should be maintained. When bought during normal conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

   Limited Investment in Other Debt Securities

     All of the Fund's invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the
Prospectus as taxable obligations and in repurchase agreements and certain derivative instruments (see discussion below). The Fund may invest in taxable obligations only if, after any such investment, not more than 10%
of its total assets would consist of taxable obligations. The only taxable obligations that the Fund may purchase are (1) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities
(U.S. Government securities), (2) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S.
Government (which obligations may include certificates of deposit, letters of credit and acceptances), (3) commercial paper and (4) any of the foregoing obligations subject to repurchase agreements. The taxable commercial paper the Fund may buy must, at the time of purchase, be rated at least A by S&P or Moody's. See Appendix A for a description of these ratings.

   Borrowing

     The Fund may borrow money, but only from banks and for temporary, emergency or extraordinary purposes. If the Fund does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.

   Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (1)  repurchase agreements not terminable within seven days;
     (2)  restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;
     (3)  non-government stripped fixed-rate mortgage-backed securities;
     (4)  bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
     (5)  over-the-counter (OTC) options and their underlying collateral;
     (6)  securities for which market quotations are not readily available; and
     (7)  securities involved in swap, cap, floor and collar transactions.

     The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, the
Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

   Indexed Securities

     The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indexes or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

     Recent issuers of indexed securities have included banks,
corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

   Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S.
Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

   Mortgage-Backed and Asset-Backed Securities

      Mortgage-Backed Securities.Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-
class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools.
Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the
Federal National Mortgage Association (Fannie Mae), Government National
Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage
Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-
backed securities that are guaranteed, directly or indirectly, by the U.S.
Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them as long as WRIMCO determines they are consistent with the Fund's goals and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-
backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

     For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other
CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities.Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above.
However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-
backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed
Securities.The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions.
Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a
12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-
related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly.
However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-
backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some
CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

   Options, Futures and Other Strategies

      General.WRIMCO may use certain options, futures contracts
(sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the risks of the Fund's investments that can affect fluctuation in its NAV.

     Generally, the Fund may purchase and sell any type of Financial
Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial
Instrument is primarily measured.

     Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial
Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC).
In addition, the Fund's ability to use Financial Instruments is limited by tax considerations. See Taxes.

     In addition to the instruments, strategies and risks described below,
WRIMCO expects to discover additional opportunities in connection with
Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the
Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks.The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1)  Successful use of most Financial Instruments depends upon
WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2)  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial
Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.
Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the
Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3)  If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial
Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4)  As described below, the Fund might be required to maintain assets as cover, maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e.,
Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (5)  The Fund's ability to close out a position in a Financial
Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      Cover.Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The
Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.
The Fund will not enter into any such transactions unless it owns either
(1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options.A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the
Fund the right to sell the security back to the seller on specified terms.
This right is provided as an inducement to purchase the security.

      Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the
United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-
listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time.
Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options On Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the
Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the
Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.
However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options.Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (over-the-counter options:
options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by a Fund are European-
style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes.
Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures contract strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value.
Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.
Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the
Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are
disadvantageous.

     Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.
In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      Index Futures.The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the
Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

     Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      Combined Positions.The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover.The Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The
Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      Swaps, Caps, Floors and Collars. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because these agreements may affect the Fund's exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps, floors and collars have an effect similar to buying or writing options.

     The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the
Fund's custodian that satisfies the requirements of the Investment Company
Act of 1940, as amended (1940 Act),. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

   Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements. The
Fund will not enter into a repurchase transaction that will cause more than
10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See Illiquid
Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-
dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the
Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon.
Repurchase agreements are entered into only with those entities approved by
WRIMCO.

   Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the
Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See, Illiquid Investments.

   U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S.
Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing
Administration, Fannie Mae, Farmers Home Administration, Export-Import Bank
of the United States, Small Business Administration, Ginnie Mae, General
Services Administration, Central Bank for Cooperatives, Federal Home Loan
Banks, Freddie Mac, Farm Credit Banks, Maritime Administration, the
Tennessee Valley Authority, the Resolution Funding Corporation and the
Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan
Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie
Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

     U.S. Government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S.
Government agencies or instrumentalities including, but not limited to,
Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See, Mortgage-Backed and Asset-Backed
Securities. Timely payment of principal and interest on Ginnie Mae pass-
throughs is guaranteed by the full faith and credit of the United States.
Freddie Mac and Fannie Mae are both instrumentalities of the U.S.
Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

   Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

   When-Issued and Delayed-Delivery Transactions

     The Fund may purchase municipal bonds in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the bonds take place at a future date. The bonds so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing bonds on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase municipal bonds on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of bonds in determining its NAV per share. When the Fund sells municipal bonds on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bonds. When the Fund makes a commitment to sell municipal bonds on a delayed-delivery basis, it will record the transaction and thereafter value the bonds at the sale price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases municipal bonds on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the bonds. However, before the bonds are delivered to the Fund and before it has paid for them (the settlement date), the Fund could sell the bonds if WRIMCO decides it is advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery bonds.

   Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest;
instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

     The Fund may invest in zero coupon securities that are zero coupon bonds of municipal and corporate issuers, stripped U.S. Treasury notes and bonds, and other securities that are issued with original issue discount
(OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security (and include the accrued OID on a taxable security as income) each year, even though the holder may receive no interest payment on the security during the year.
Because the Fund annually must distribute substantially all of its taxable income and net tax-exempt income, including any tax-exempt OID, to continue to qualify for treatment as a regulated investment company (RIC), it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury
Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury
Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of
Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution
Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Investment Restrictions and Limitations

     Certain of the Fund's investment restrictions, policies and other limitations are described in the Prospectus and this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal and types of securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (1)  Make any investments other than in the municipal bonds and in the taxable obligations, options, futures contracts and other
          financial instruments described in the Prospectus. Further, such municipal bonds and taxable obligations are subject to the percentage limitations and the quality restrictions described in the Prospectus. Thus, the Fund may not purchase any voting securities; purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling futures contracts, options, forward contracts, swaps, caps, floors, collars and other Financial Instruments; or purchase any real estate or interests in real estate investment trusts or any investment company securities;

     (2)  Lend money or other assets; the Fund may, however, buy debt securities and other obligations consistent with its goal and other investment policies and restrictions;

          The following interpretation applies to, but is not part of, this fundamental restriction:  the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (3)  Invest for the purpose of exercising control or management of other companies;

     (4)  Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short
          positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other
          financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and
          (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

     (5)  Participate on a joint, or a joint and several basis, in any trading account in securities;

     (6)  Engage in the underwriting of securities, that is, the selling of securities for others;

     (7)  With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

     (8)  Purchase securities of issuers in any one industry except for municipal bonds and U.S. Government securities if more than 25%
          of the value of its total assets would then be invested in issuers in that industry; or

     (9)  issue senior securities.

      The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

     (1)  The Fund does not intend to invest more than 5% of its total assets in U.S. Government securities.

     (2)  The Fund may not purchase a security if, as a result, more than
          10% of its net assets would consist of illiquid securities.

     (3)  The Fund does not intend to purchase PABs that finance facilities
          (other than utilities) of nongovernmental users if, as a result, more than 25% of its total assets would be invested in issuers in any one industry.

     (4)  To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the
          aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account
          unrealized profits and unrealized losses on any contracts the
          Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.)  This policy does not limit to 5% the percentage of the Fund's total assets that are at risk in futures contracts and options on futures contracts.

      The method of determining who is an issuer for purposes of the 5%
limitation in fundamental restriction (7) is non-fundamental. In particular, in applying this limitation:

     (a)  For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that
          government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

     (b)  For PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

     (c)  The Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the
          Fund's total assets.

     An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The
Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The Fund's portfolio turnover rate for the fiscal years ended
September 30, 2001 and 2000 was 30.74% and 15.31%, respectively.

                 INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the Management
Agreement) with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed is 6300 Lamar Avenue,
P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed is the
Fund's underwriter.

     The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (Shareholder
Servicing Agreement) and a separate agreement for accounting services
(Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the
Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Waddell & Reed Financial, Inc.

     WRIMCO is a wholly owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company, which is a wholly owned subsidiary of Waddell & Reed
Financial, Inc., a publicly held company. The address of these companies is
6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     WRIMCO and its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors
Funds, W&R Target Funds, Inc., W&R Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc. since 1940 or each company's inception date, whichever is later. Waddell & Reed serves as principal underwriter for the investment companies in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell
& Reed InvestEd Portfolios, Inc. and acts as the distributor for variable life insurance and variable annuity policies for which W&R Target Funds,
Inc. is the underlying investment vehicle.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the
Fund and Waddell & Reed Services Company (the Agent), a subsidiary of
Waddell & Reed, the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of Fund records, pricing of
Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new
Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the
Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid by the Fund to WRIMCO during the Fund's fiscal years ended September
30, 2001, 2000 and 1999 were $3,909,190, $4,065,041 and $4,196,083, respectively.

     For purposes of calculating the daily fee, the Fund does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to the Fund. The Fund accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, with respect to Class A,
Class B and Class C shares the Fund pays the Agent, effective December 1,
2001, a monthly fee of $1.6958 for each shareholder account that was in existence at any time during the prior month. For Class Y shares, the Fund pays the agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. Prior to
December 1, 2001, with respect to Class A, Class B and Class C shares, the
Fund paid the Agent a monthly fee of $1.6125 for each shareholder account that was in existence at any time during the prior month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement;
and costs of legal and special services not provided by Waddell & Reed,
WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee

           Average Net Asset Level           Annual Fee
          (all dollars in millions)       Rate for Each Fund
           -------------------------        ------------------

          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

     Plus, for each class of shares in excess of one, the Fund pays the
Agent a monthly per-class fee equal to 2.5% of the monthly base fee.

     Fees paid to the Agent for accounting services for the fiscal years ended September 30, 2001, 2000 and 1999 were $96,078, $83,565 and $85,000, respectively.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services.
Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed and its affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed, under an agreement separate from the Management
Agreement, Shareholder Servicing Agreement and Accounting Services
Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed is not required to sell any particular number of shares and thus sells shares only for purchase orders received.
Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

     The dollar amounts of underwriting commissions for Class A shares for the fiscal years ended September 30, 2001, September 30, 2000 and September 30,
1999 were $722,031, $393,458 and $993,053, respectively.

     The dollar amounts of underwriting commissions for Class B shares for the fiscal years ended September 30, 2001 and September 30, 2000 were $3,749 and $204, respectively.

     The dollar amounts of underwriting commissions for Class C shares for the fiscal years ended September 30, 2001 and September 30, 2000 were $605 and
$21, respectively.

     The amounts retained by Waddell & Reed for the fiscal years ended
September 30, 2001, September 30, 2000 and September 30, 1999 were, in the aggregate, $231,018, $139,283 and $421,925, respectively.

     As described in the Prospectus, Waddell & Reed reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed and selling broker-dealers. Waddell & Reed may compensate its financial advisors as to purchases for which there is no front end sales charge or deferred sales charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the
Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under the Distribution and Service Plan (the Plan) for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class
A shares, paid monthly, to reimburse Waddell & Reed for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to
Class A shareholders and/or maintenance of Class A shareholder accounts.

     Waddell & Reed offers the Fund's shares through its financial advisors, registered representatives and sales managers (the sales force)and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell &
Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan.
The Class A Plan also permits Waddell & Reed to be reimbursed for amounts it expends:  in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining
Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers and other third parties who may regularly sell Class A shares of the Fund, and for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares.

     Service fees and distribution fees in the amounts of $1,659,993 and
$97,542, respectively, were paid (or accrued) by the Fund under the Class A
Plan for the fiscal year ended September 30, 2001.

     Under the Plans adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay Waddell & Reed a service fee of up to 0.25% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund's average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C
Plan each permit Waddell & Reed to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     Service fees and distribution fees in the amounts of $6,576 and
$19,775, respectively, were paid (or accrued) by the Fund under the Class B
Plan for the fiscal year ended September 30, 2001. Service fees and distribution fees in the amounts of $3,018 and $9,059, respectively, were paid (or accrued) by the Fund under the Class C Plan for the fiscal year ended September 30, 2001.

     The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plans are the officers and Directors who are also officers of either Waddell & Reed or its affiliate(s) or who are shareholders of
Waddell & Reed Financial, Inc., the indirect parent company of Waddell &
Reed. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goals of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

     To the extent that Waddell & Reed incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the
Waddell & Reed Advisors Funds or W&R Funds, Inc., Waddell & Reed typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

     As noted above, Class A shares, Class B shares and Class C shares are offered through Waddell & Reed and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases, as described in the Prospectus, Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of Legend
Equities Corporation (Legend), Waddell & Reed (or its affiliate) may pay
Legend 1.00% of net assets invested; 2) for the purchase of Class B shares,
Waddell & Reed (or its affiliate) may pay Legend 4.00% of net assets invested; 3) for the purchase of Class C shares, Waddell & Reed (or its affiliate) may pay Legend 1.00% of net assets invested.

     Each Plan was approved by the Fund's Board of Directors, including the
Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Directors). The
Class A Plan was also approved by the affected shareholders of the Fund.

     Among other things, each Plan provides that (1) Waddell & Reed will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (3) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the
Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan
Directors.

Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., 928 Grand Boulevard, Kansas
City, Missouri. In general, the custodian is responsible for holding the
Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard,
Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.

                PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The NAV of each class of the shares of the Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

     Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to
Waddell & Reed, the Fund's underwriter. The price makeup as of September
30, 2001 which is the most recent balance sheet included in this SAI, was as follows:

     NAV per Class A share (Class
       A net assets divided by Class A shares
       outstanding) ..............................   $6.91
     Add:  selling commission (4.25% of offering
       price) ....................................    0.31
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by 95.75%) ...........   $7.22
                                                     =====

     The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order.
The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed or an authorized third party properly receives and accepts your order. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days:  New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

     The Board of Directors has decided to use the prices provided by an independent pricing service to value municipal bonds. The Board of
Directors believes that such a service does quote the securities' fair value. The Board of Directors, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of municipal bonds held by the Fund.

     Short-term debt securities are valued at amortized cost, which approximates market value. Securities or other assets that are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund's Board of Directors.

     Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m.
Eastern time and the close of the regular session of commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

Minimum Initial and Subsequent Investments

     For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc. A $50
minimum initial investment pertains to purchases to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account or through a payroll deduction. A minimum initial investment of $25 is applicable to purchases made through payroll deductions of employees of Waddell & Reed, WRIMCO or their affiliates. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the
Waddell & Reed Advisors Funds, W&R Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc.

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

Reduced Sales Charges (Applicable to Class A shares only)

   Account Grouping

     Large purchases of Class A shares are subject to lower sales charges.
The schedule of sales charges appears in the Prospectus. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories. References to purchases in an
Individual Retirement Account (IRA) or other tax-advantage plan (for which investments in the Fund would not be appropriate) are made only to illustrate how purchases of Fund shares may be grouped with purchases made in shares of other funds in the Waddell & Reed Advisors Funds.

1.   Purchases by an individual for his or her own account (includes purchases under the Waddell & Reed Advisors Funds Revocable Trust
     Form);

2.   Purchases by that individual's spouse purchasing for his or her own account (includes Waddell & Reed Advisors Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4.   Purchases by that individual or his or her spouse for the account of their child under age 21;

5.   Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors
     Act (UGMA) account;

6.   Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended
     (the Code), provided that such purchases are subject to a sales charge
     (See Net Asset Value Purchases), tax-sheltered annuity account (TSA)
     or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7.   Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     For the foregoing categories, an individual's domestic partner may be treated as his or her spouse.

     Examples:

     A.   Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B.   H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C.   H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D.   X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If
          X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

     Account grouping as described above is available under the following circumstances.

   One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example:  H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load applicable to a purchase of $100,000 or more provided that Waddell & Reed is advised that the purchases are entitled to grouping.

   Rights of Accumulation

     If Class A shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the
NAV of the existing account as of the date the new purchase is accepted by
Waddell & Reed for the purpose of determining the availability of a reduced sales charge.

Example:  H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge applicable to a purchase of
          $100,000 or more. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed that the purchaser is entitled to a reduced charge and provide Waddell & Reed with the name and number of the existing account(s) with which the purchase may be combined.

   Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from Waddell & Reed, the purchaser indicates an intention to invest in Class A shares, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-
month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed. Each purchase made from time to time under the
LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of
Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example:  H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000.
          H has an UGMA account for his child and the Class A shares held in the account have a NAV as of the date the LOI is accepted by
          Waddell & Reed of $15,000; H's wife, W, has an account in her own name invested in another fund in the Waddell & Reed Advisors
          Funds which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

     A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to Waddell & Reed within
20 days of Waddell & Reed's request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

     An LOI does not bind the purchaser to buy, or Waddell & Reed to sell, the shares covered by the LOI.

     With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-
month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

   Other Funds in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and
  Waddell & Reed InvestEd Portfolios, Inc.

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell &
Reed Advisors Funds, the W&R Funds, Inc. and Waddell & Reed InvestEd
Portfolios, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors
Funds, the W&R Funds, Inc. and/or Waddell & Reed InvestEd Portfolios, Inc.
subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc., Waddell & Reed Advisors
Municipal Money Market Fund, Inc. or W&R Funds, Inc. Money Market Fund that were acquired by exchange of another Waddell & Reed Advisors Fund, W&R
Funds, Inc. or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

     Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class
A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from
Waddell & Reed, a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

     Until December 31, 2002, Class A shares may be purchased at NAV by persons who are clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the
Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

     Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with Waddell & Reed or any of its affiliates may be made at NAV.

Reasons for Differences in the Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation.
See the table of sales charges in the Prospectus for the Class A shares.
The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the
National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3)
they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows.
Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Waddell & Reed Advisors Funds and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940
Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the
NAV per share of all shares sold or issued.

Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds,
W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc.

   Class A Share Exchanges

     Once a sales charge has been paid on Class A shares of a fund in the
Waddell & Reed Advisors Funds, W&R Funds, Inc. or Waddell & Reed InvestEd
Portfolios, Inc., these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the Waddell & Reed Advisors Funds, W&R Funds, Inc. or
Waddell & Reed InvestEd Portfolios, Inc. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the
Waddell & Reed Advisors Funds, W&R Funds, Inc. or Waddell & Reed InvestEd
Portfolios, Inc. into which you want to exchange.

     You may exchange Class A shares you own in another fund in the Waddell
& Reed Advisors Funds, W&R Funds, Inc. or Waddell & Reed InvestEd
Portfolios, Inc. for Class A shares of the Fund without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     Shares of Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell &
Reed Advisors Government Securities Fund, Inc., Waddell & Reed Advisors
Municipal High Income Fund, Inc., W&R Funds, Inc. Municipal Bond Fund and
W&R Funds, Inc. Limited-Term Bond Fund are the exceptions and special rules apply. Class A shares of any of these funds may be exchanged for Class A shares of the Funds only if (1) you received those shares as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (2) the shares have been held from the date of original purchase for at least six months.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash
Management, Inc. or Class A shares of Waddell & Reed Advisors Municipal
Money Market Fund, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A shares of the fund. The shares of Waddell
& Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal
Money Market Fund, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing
Class Y shares.

   Class B Share Exchanges

     You may exchange Class B shares of the Fund for Class B shares of other funds in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or
Waddell & Reed InvestEd Portfolios, Inc. without charge.

     The redemption of the Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class B shares of Waddell &
Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal
Money Market Fund, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of the fund. The shares of Waddell
& Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal
Money Market Fund, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class C Share Exchanges

     You may exchange Class C shares of the Fund for Class C shares of other funds in the Waddell & Reed Advisors Funds, W&R Funds, Inc. and/or
Waddell & Reed InvestEd Portfolios, Inc. without charge.

     The redemption of the Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class C shares of Waddell &
Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal
Money Market Fund, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of the fund. The shares of Waddell
& Reed Advisors Cash Management, Inc. or Waddell & Reed Advisors Municipal
Money Market Fund, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

   Class Y Share Exchanges

     Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc. or for
Class A shares of Waddell & Reed Advisors Cash Management, Inc. or Class A
shares of Waddell & Reed Advisors Municipal Money Market Fund, Inc.

   General Exchange Information

     The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

     These exchange rights may be eliminated or modified at any time by the
Funds, upon notice in certain circumstances. The Funds may limit activity deemed to be market timing by restricting the amount of exchanges permitted by a shareholder.

Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible
Withdrawal Service (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class
C shares that you own of the Fund or of any of the funds in the Waddell &
Reed Advisors Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class
B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a
CDSC provided the amount withdrawn does not, annually, exceed 24% of the account value. Applicable forms to start the Service are available through
Waddell & Reed Services Company.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The
Service, and this exclusion from the deferred sales charge, do not apply to a one-time withdrawal.

     To qualify for the Service, you must have invested at least $10,000 in
Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own
Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

     You can choose to have shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-
twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease.
When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The
Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Redemptions

     The Prospectus gives information as to redemption procedures.
Redemption payments are made within seven (7) days from receipt of request in good order, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board of Directors determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities.
The Fund, however, has elected to be governed by Rule 18f-1 under the 1940
Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the
NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund.

     There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five (45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the
Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The
Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted sixty (60)
days to bring their accounts up to the minimum before this redemption is processed.

                          DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside
organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell &
Reed.

     The principal occupation during the past five years of each Director and officer of the Fund is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Board of Directors. The other persons are officers but are not members of the Board of Directors. For purposes of this section, the term Fund Complex includes each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R
Target Funds, Inc., W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios,
Inc. Each of the Directors is also a Director of each of the other funds in the Fund Complex and each of the officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief
Executive Officer and Director of Waddell & Reed Financial, Inc.;
President, Chairman of the Board of Directors, Director and Chief Executive
Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board
of Directors and Director of WRIMCO, Waddell & Reed, Waddell & Reed
Services Company, Waddell & Reed Development, Inc. and Waddell & Reed
Distributors, Inc.; formerly, President of each of the funds in the Fund
Complex; formerly, Chairman of the Board of Directors of Waddell & Reed
Asset Management Company, a former affiliate of WRIMCO; formerly, Principal
Financial Officer of Waddell & Reed Financial, Inc.; formerly, Director of
Southwestern Life Corporation; formerly, Director of Vesta Insurance Group,
Inc. Date of birth:  February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Professor of Law, Washburn University School of Law; Director,
AmVestors CBO II Inc.; formerly, Dean of Washburn University School of Law.
Date of birth:  October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     President and Director of JoDill Corp., an agricultural company;
President and Director of Dillingham Enterprises Inc.; Advisory Director,
UMB Northland; formerly, Director and consultant, McDougal Construction
Company; formerly, Instructor at Central Missouri State University;
formerly, Senior Vice President-Sales and Marketing of Garney Companies,
Inc., a specialty utility contractor. Date of birth:  January 9, 1939.

DAVID P. GARDNER
2441 Iron Canyon Drive
Park City, Utah  84060
     Director of Fluor Corp., an international engineering, construction and management services company; Director of Digital Ventures, an internet company; Director of Charitable Way, an internet company; Director of
Campus Pipeline, an internet company; formerly, Chairman and Chief
Executive Officer of George S. and Delores Dor'e Eccles Foundation;
formerly, Director of First Security Corp., a bank holding company;
formerly, President of William and Flora Hewlett Foundation; formerly,
President of the University of California; formerly, President of the
University of Utah. Date of birth:  March 24, 1933.

LINDA K. GRAVES
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; Director of Greater Kansas City Community
Foundation; Chairman and Director of Community Foundation of Johnson
County; Director, First Vice President and Member of Executive Committee of
Friends of Cedar Crest Association; Commissioner, White House Commission of
Presidential Scholars; formerly, shareholder, Levy & Craig P.C., a law firm. Date of birth:  July 29, 1953.

JOSEPH HARROZ, JR.
2511 McGee Drive
Norman, Oklahoma  73072
     Vice President and General Counsel of the Board of Regents at the
University of Oklahoma; Adjunct Professor of Law at the University of
Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.;
formerly, Vice President for Executive Affairs of the University of
Oklahoma; formerly, Attorney with Crowe & Dunlevy. Date of birth:  January
17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Financial
Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a
law firm; formerly, Director of Central Properties, Inc. Date of birth:
December 11, 1919.

ROBERT L. HECHLER*
     Director of Waddell Reed Financial, Inc.; effective December 28, 2001,
Mr. Hechler retired from the following positions: President and Principal
Financial Officer of the Fund and each of the other funds in the Fund
Complex; Executive Vice President of Waddell & Reed Financial, Inc.;
Executive Vice President, Chief Operating Officer, Director and Treasurer
of Waddell & Reed Financial Services, Inc.; Executive Vice President,
Principal Financial Officer, Director and Treasurer of WRIMCO; President,
Chief Executive Officer, Chief Financial Officer, Director and Treasurer of
Waddell & Reed; Director and Treasurer of Waddell & Reed Services Company;
President, Treasurer and Director of Waddell & Reed Distributors, Inc.;
President and Director of Waddell & Reed Development, Inc.; Chairman of the
Board of Directors, Chief Executive Officer, President and Director of
Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed;
Director of Legend Group Holdings, LLC, Legend Advisory Corporation, Legend
Equities Corporation, Advisory Services Corporation, The Legend Group, Inc.
and LEC Insurance Agency, Inc., affiliates of Waddell & Reed Financial,
Inc.; formerly, Vice President of each of the funds in the Fund Complex;
formerly, Director and Treasurer of Waddell & Reed Asset Management
Company; formerly, President of Waddell & Reed Services Company; formerly,
Vice President of Waddell & Reed Financial Services, Inc. Date of birth:
November 12, 1936.

HENRY J. HERRMANN*
     President of the Fund and each of the other funds in the Fund Complex;
President, Chief Investment Officer, and Director of Waddell & Reed
Financial, Inc.; Executive Vice President, Chief Investment Officer and
Director of Waddell & Reed Financial Services, Inc.; Director of Waddell &
Reed; President, Chief Executive Officer, Chief Investment Officer and
Director of WRIMCO; Director of Waddell & Reed Development, Inc.; Chairman
of the Board of Directors and Director of Austin, Calvert & Flavin, Inc.,
an affiliate of WRIMCO; formerly, Vice President of the Fund and each of the other Funds in the Fund Complex; formerly, Treasurer of Waddell & Reed
Financial, Inc.; formerly, Vice President of Waddell & Reed Financial
Services, Inc.; formerly, President, Chief Executive Officer, Chief
Investment Officer and Director of Waddell & Reed Asset Management Company.
Date of birth:  December 8, 1942.

 GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
     Retired; formerly, Director and Chief Executive Officer of John Alden
Financial Corporation and its subsidiaries. Date of birth:  February 19,
1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of
each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President,
Director and Chief Executive Officer of WRIMCO and Waddell & Reed;
formerly, Chairman of the Board of Directors of Waddell & Reed Services
Company. Date of birth:  April 27, 1928.

  FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Shareholder and Director, Polsinelli Shalton & Welte, a law firm;
Director of Columbian Bank and Trust. Date of birth:  April 9, 1953.

ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
     Professor, University of Missouri-Kansas City; formerly, Chancellor,
University of Missouri-Kansas City. Date of birth:  January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired. Date of birth:  August 7, 1935.

Daniel C. Schulte
     Vice President, Assistant Secretary and General Counsel of the Fund
and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior Vice
President, Secretary, Director and General Counsel of Waddell & Reed
Financial Services, Inc.; Senior Vice President, Secretary and General
Counsel of Waddell & Reed, WRIMCO and Waddell & Reed Services Company;
Secretary of Waddell & Reed Distributors, Inc.; Secretary and General
Counsel of Waddell & Reed Development, Inc.; Vice President, Secretary,
Director and General Counsel of Fiduciary Trust Company of New Hampshire;
Assistant Secretary of Austin, Calvert & Flavin, Inc.; formerly, Assistant
Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with
Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth:  December 8,
1965.

Kristen A. Richards
     Vice President, Secretary and Associate General Counsel of the Fund
and each of the other funds in the Fund Complex; Vice President, Associate
General Counsel and Chief Compliance Officer of WRIMCO; formerly, Assistant
Secretary of the Fund and each of the other funds in the Fund Complex;
formerly, Compliance Officer of WRIMCO. Date of birth:  December 2, 1967.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund
and each of the other funds in the Fund Complex; Senior Vice President of
Waddell & Reed Services Company; formerly, Vice President of Waddell & Reed
Services Company. Date of birth:  July 18, 1942.

Bryan J. Bailey
     Bryan J. Bailey is Vice President of the Fund and one other Fund in the Fund Complex and Vice President of WRIMCO; formerly, Assistant
Portfolio Manager for investment companies managed by WRIMCO. Date of birth:  April 17, 1963.

     The address of each person is 6300 Lamar Avenue, P. O. Box 29217,
Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     The Directors who may be deemed to be interested persons as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed or WRIMCO are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director
Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Fund for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Fund. Messrs. Henry L. Bellmon, Jay B.
Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as
Directors of the Fund and of each of the funds in the Fund Complex, and each serves as Director Emeritus.

     The funds in the Waddell & Reed Advisors Funds, W&R Target Funds,
Inc., W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. pay to
each Director (other than Directors who are affiliates of Waddell & Reed)
effective January 1, 2002, an annual base fee of $65,500 (of which at least
$7,500 is deferred), plus $4,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and
$500 for each committee meeting attended which is not in conjunction with a
Board of Directors meeting. Prior to January 1, 2002, the funds in the
Waddell & Reed Advisors Funds, W&R Target Funds, Inc., W&R Funds, Inc. and
Waddell & Reed InvestEd Portfolios, Inc. paid to each such Director an annual base fee of $52,000 plus $3,250 for each meeting of the Board of
Directors attended. The fees to the Directors are divided among the funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc., W&R Funds,
Inc. and Waddell & Reed InvestEd Portfolios, Inc. based on each fund's relative size. During the fiscal year ended September 30, 2001, the
Directors received the following fees for service as a director:

                            COMPENSATION TABLE

                                          Total
                         Aggregate     Compensation
                        Compensation    From Fund
                            From         and Fund
Director                    Fund        Complex[1]
--------                 ------------    ------------
Robert L. Hechler         $    0        $     0
Henry J. Herrmann              0              0
Keith A. Tucker                0              0
James M. Concannon         1,622         65,000
John A. Dillingham         1,622         65,000
David P. Gardner           1,645         65,000
Linda K. Graves            1,622         65,000
Joseph Harroz, Jr.         1,680         65,000
John F. Hayes              1,533         61,750
Glendon E. Johnson         1,622         65,000
William T. Morgan          1,738         65,000
Ronald C. Reimer[2]          838         35,750
Frank J. Ross, Jr.         1,645         65,000
Eleanor B. Schwartz        1,622         65,000
Frederick Vogel III        1,622         65,000

[1]No pension or retirement benefits have been accrued as a part of Fund expenses.
[2]Mr. Reimer resigned from the Board of Directors for the Waddell & Reed
Advisors Funds, W&R Funds, Inc. and W&R Target Funds, Inc. effective March
5, 2001.

     The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of November 30, 2001, all of the Directors and officers of the
Fund, as a group, owned less than 1% of the outstanding shares of the Fund.
The following table sets forth information with respect to the Fund, as of
November 30, 2001, regarding the ownership of Fund shares.

                                       Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record     Percent
-------------------        -----        ------------     -------

Albert R Arieta &        Class C         22,380            6.12%
Manuelita E Arieta Jtn Ros
P O Box 481
Arnold CA 95223-0481

Super Cash Investment    Class Y      1,971,943           99.98%
  Portfolio LP
A Partnership
1001 N US Highway 1 Ste 800
Jupiter FL 33477-4407

                         PAYMENTS TO SHAREHOLDERS

General

     There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class) and amortization of any premium. The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The payments made to shareholders from net investment income and net short-term capital gains are called dividends. Payments, if any, from net long-term capital gains are called distributions.

     The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gain, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (1) you want cash for your dividends and/or distributions or (2) you want your dividends and/or distributions paid in Fund shares of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five (5) dollars will be automatically paid in Fund shares of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in Fund shares of the same class as that with respect to which they were paid. All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you receive dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at NAV next calculated after receipt by Waddell & Reed of the amount clearly identified as a reinvestment. The reinvestment must be within forty-five (45) days after the payment.

                                   TAXES

General

     The Fund has qualified since inception for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income
(consisting generally of taxable net investment income and net short-term capital gains, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus its net interest income excludable from gross income under
Section 103(a) of the Code (Distribution Requirement) and must meet several additional requirements. These requirements include the following:  (1) the
Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities (Income Requirement); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S.
Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and
(3) at the close of each quarter of the Fund's taxable year, not more than
25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Dividends the Fund pays will qualify as exempt-interest dividends, and thus will be excludable from its shareholders' gross income for Federal income tax purposes, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income for a taxable year may not exceed the
Fund's net tax-exempt income for the year. The Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the
Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes.

     Entities or persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, substantial user is defined to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of  PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income
(including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, the portion of any
Fund dividends attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as exempt-interest dividends. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax adviser concerning its investment in Fund shares.

     Dividends and distributions declared by the Fund in December and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 even if the Fund pays them during the following January. Accordingly, those dividends and distributions will be reported by, and (except for exempt-
interest dividends) taxed to, the shareholders for the year in which that
December falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a taxable dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

     The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (municipal market discount bonds). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond the Fund purchased after
April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     The Fund will be subject to a nondeductible 4% excise tax (Excise Tax)
to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital losses incurred between
November 1 and the end of the current calendar year. It is the Fund's policy to pay sufficient taxable dividends and distributions each year to avoid imposition of the Excise Tax.

Income from Options and Futures Contracts

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from options and futures contracts derived by the Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

     Any income the Fund earns from writing options is treated as short-
term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain futures contracts and non-equity options (i.e., certain listed options, such as those on a broad-based securities index) in which the Fund may invest may be Section 1256 contracts. Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-
market for purposes of the Excise Tax. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution
Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code Section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest.
That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of a loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section
1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

     If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any debt instrument (other than straight debt)
or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Zero Coupon Securities

     The Fund may acquire zero coupon or other securities issued with OID.
As the holder of those securities, the Fund must account for the OID that accrues on such tax-exempt securities and must include in its income the
OID that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the
Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any accrued OID, to satisfy the Distribution Requirement and (with respect to taxable income)
avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount
of cash it actually receives.   Those distributions will be made from the
Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management
Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and asked prices.
Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most of the accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, W&R Target
Funds, Inc. and W&R Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures.

     In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated price may be available through combined orders.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions or spreads, as applicable. The Fund has not effected transactions through brokers and does not anticipate doing
so. However, if WRIMCO were to effect brokerage transactions, it need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by
WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

     Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1)
advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of
WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     During the Fund's fiscal years ended September 30, 2001, 2000 and
1999, it paid brokerage commissions of $130,975, $0 and $0, respectively.
These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

     The Fund, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-
clearance requirements and reporting obligations.

                             OTHER INFORMATION

The Shares of the Fund

     The Fund offers four classes of its shares:  Class A, Class B, Class C and Class Y. Each class represents an interest in the same assets of the
Fund and differ as follows:  each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC; Class B and
Class C are subject to a CDSC and to ongoing distribution and service fees;
Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares, which in turn are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

                                APPENDIX A

     The following are descriptions of some of the ratings of securities that the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc.An
S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3.   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     A brief description of the applicable S&P rating symbols and their meanings follow:

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards:  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as investment grade ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

      Moody's Corporation (Moody's). A brief description of the applicable Moody's rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE:  Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).
--Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
     SP-2 Satisfactory capacity to pay principal and interest,  with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

     Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment
Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.
Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the designations of
Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated
Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1)
lending market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated
Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

DESCRIPTION OF SHORT-TERM CREDIT RATINGS

      Fitch: F1-Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the best credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the government. Where the credit risk is particularly strong, a + is added to the assigned rating.

     F2-Indicates a satisfactory capacity for timely payment of financial commitments relative other issuers in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3-Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.
However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B-Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C-Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issues in the same country.
Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D-Indicates actual or imminent payment default.

     Notes to Short-term national rating:

     + or - may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to Short-term national ratings other than F1.

     Ratings Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as Positive, indicating a potential upgrade, Negative, for a potential downgrade, or Evolving, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001
                                            Principal
                                            Amount in
                                            Thousands        Value

MUNICIPAL BONDS
ALASKA - 2.81%
City of Valdez, Alaska, Marine Terminal
 Revenue Refunding Bonds (BP Pipelines
 (Alaska) Inc. Project), Series 1993A,
 5.85%, 8-1-25 (A) .......................   $12,650   $ 12,887,188
State of Alaska, International Airports
 System Revenue Bonds, Series 1999A (AMT),
 5.0%, 10-1-19 ...........................     3,000      2,928,750
Alaska Housing Finance Corporation,
 Housing Development Bonds, 1997
 Series B (AMT),
 5.8%, 12-1-29 ...........................     2,390      2,425,850
Alaska Energy Authority, Power Revenue
 Refunding Bonds, Fifth Series (Bradley
 Lake Hydroelectric Project),
 5.0%, 7-1-21 (A) ........................     2,350      2,317,687
Northern Tobacco Securitization Corporation,
 Tobacco Settlement Asset-Backed Bonds,
 Series 2001,
 5.5%, 6-1-29 ............................     1,000      1,000,000
                                                       ------------
                                                         21,559,475
                                                       ------------

ARIZONA - 0.68%
Arizona Educational Loan Marketing Corporation
 (A Nonprofit Corporation Organized Pursuant
 to the Laws of the State of Arizona), 2001
 Educational .....Loan Revenue Bonds, 2001
 Senior Series A-2 Bonds,
 4.95%, 3-1-09 ...........................     5,000      5,181,250
                                                       ------------

ARKANSAS - 0.26%
Jefferson County, Arkansas, Hospital Revenue
 Improvement and Refunding Bonds (Jefferson
 Regional Medical Center), Series 2001,
 5.8%, 6-1-21 ............................     1,000      1,018,750

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands         Value
MUNICIPAL BONDS(Continued)
ARKANSAS(Continued)
Arkansas Development Finance Authority,
 Tobacco Settlement Revenue Bonds, Series 2001
 (Biosciences Institutes and College of Public
 Health Projects),
 5.125%, 12-1-28 .........................   $ 1,000   $    965,000
                                                       ------------
                                                          1,983,750
                                                       ------------

CALIFORNIA - 3.47%
California Statewide Communities
 Development Authority:
 Hospital Refunding Revenue Certificates of
 Participation, Series 1993, Cedars-Sinai
 Medical ....Center, Inverse Floating Rate
 Securities (INFLOS),
 5.4%, 11-1-15 (B) .......................     6,600      6,765,000
 Hospital Revenue Certificates of
 Participation, .Series 1992, Cedars-Sinai
 Medical Center,
 6.5%, 8-1-12 ............................     5,200      6,012,500
California Rural Home Mortgage Finance
 Authority, Single Family Mortgage Revenue
 Bonds (Mortgage-Backed Securities Program):
 1997 Series C,
 6.75%, 3-1-29 ...........................     2,050      2,316,500
 1998 Series B,
 6.35%, 12-1-29 ..........................     1,940      2,189,775
Southern California Public Power Authority,
 Multiple Project Revenue Bonds, 1989 Series,
 6.75%, 7-1-12 ...........................     3,455      4,193,506
Foothill/Eastern Transportation Corridor Agency,
 Toll Road Refunding Revenue Bonds, Series 1999,
 Capital Appreciation Bonds,
 0.0%, 1-15-17 ...........................     7,500      3,281,250
Delta Counties Home Mortgage Finance Authority
 (California), Single Family Mortgage Revenue
 Bonds (Mortgage-Backed Securities Program),
 1998 Series A,
 5.2%, 12-1-14 ...........................     1,805      1,881,712
                                                       ------------
                                                         26,640,243
                                                       ------------

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
COLORADO - 3.64%
Colorado Housing and Finance Authority,
 Single Family Program Senior and Subordinate
 Bonds:
 2001 Series B-2 Senior Bonds,
 5.2%, 2-1-31 ............................   $ 4,000   $  4,460,000
 2001 Series C-2 Senior Bonds,
 5.25%, 8-1-32 ...........................     4,000      4,385,000
 1999 Series A-2 Senior Bonds,
 6.45%, 4-1-30 ...........................     2,185      2,400,769
 1997 Series C-2 Senior Bonds,
 6.875%, 11-1-28 .........................     2,100      2,289,000
 2001 Series B-3 Senior Bonds,
 5.2%, 8-1-17 ............................     2,000      2,227,500
 2000 Series D-2 Senior Bonds,
 6.9%, 4-1-29 ............................     1,500      1,685,625
 2001 Series A-2 Senior Bonds,
 6.5%, 8-1-31 ............................     1,500      1,668,750
 1997 Series A-2 Senior Bonds,
 7.25%, 5-1-27 ...........................     1,450      1,582,312
 2000 Series D-3 Senior Bonds,
 6.75%, 4-1-32 ...........................     1,000      1,123,750
 2000 Series B-3 Senior Bonds,
 6.7%, 10-1-16 ...........................     1,000      1,118,750
 1998 Series A-3 Senior Bonds,
 6.5%, 5-1-16 ............................       940      1,003,450
City and County of Denver, Colorado,
 Airport System Revenue Bonds,
 Series 1996D,
 5.5%, 11-15-25 ..........................     2,000      2,060,000
University of Colorado Hospital Authority,
 Revenue Bonds, Series 1999A,
 5.0%, 11-15-19 (A) ......................     1,000        998,750
Highlands Ranch Metropolitan District No. 3,
 Douglas County, Colorado, General
 Obligation Bonds, Series 1999,
 5.3%, 12-1-19 ...........................     1,000        973,750
                                                       ------------
                                                         27,977,406
                                                       ------------

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
CONNECTICUT - 2.73%
Eastern Connecticut Resource Recovery
 Authority, Solid Waste Revenue Bonds
 (Wheelabrator Lisbon Project),
 Series 1993A,
 5.5%, 1-1-14 ............................   $13,700   $ 13,460,250
Bristol Resource Recovery Facility Operating
 Committee, Solid Waste Revenue Refunding
 Bonds (Ogden Martin Systems of Bristol,
 Inc. Project - 1995 Series),
 6.5%, 7-1-14 ............................     7,000      7,507,500
                                                       ------------
                                                         20,967,750
                                                       ------------

FLORIDA - 0.90%
Housing Finance Authority of Lee County, Florida,
 Single Family Mortgage Revenue Bonds:
 Series 1998A, Subseries 6,
 6.45%, 3-1-31 ...........................     2,175      2,400,656
 Series 1999A, Subseries 2,
 5.0%, 9-1-30 ............................     1,495      1,509,950
Broward County, Florida, Airport System Revenue Bonds,
 Series 2001J-1 (AMT),
 5.75%, 10-1-18 ..........................     2,870      3,031,438
                                                       ------------
                                                          6,942,044
                                                       ------------

GEORGIA - 2.65%
Municipal Electric Authority of Georgia,
 Project One Special Obligation Bonds,
 Fifth Crossover Series,
 6.4%, 1-1-13 ............................    15,500     18,336,300
Private Colleges and Universities Authority,
 Revenue and Refunding Bonds (Mercer University
 Project), Tax-Exempt Series 1999A,
 5.25%, 10-1-20 (A) ......................     2,000      2,015,000
                                                       ------------
                                                         20,351,300
                                                       ------------

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
HAWAII - 1.38%
State of Hawaii, Airport System Revenue Bonds,
 Refunding Series 2001 (AMT):
 5.75%, 7-1-15 ...........................   $ 5,000   $  5,312,500
 5.75%, 7-1-16 ...........................     5,000      5,287,500
                                                       ------------
                                                         10,600,000
                                                       ------------

IDAHO - 0.95%
Idaho Health Facilities Authority, Hospital
 Revenue Refunding Bonds, Series 1992
 (IHC Hospitals, Inc.), Indexed Inverse Floating
 Rate Securities (Indexed INFLOS),
 6.65%, 2-15-21 (B) ......................     6,000      7,260,000
                                                       ------------

ILLINOIS - 4.65%
City of Chicago, Collateralized SingleFamily
 Mortgage Revenue Bonds:
 Series 2001C,
 5.0%, 4-1-21 ............................     5,000      5,281,250
 Series 1998C-1,
 6.3%, 9-1-29 ............................     3,980      4,363,075
 Series 1999A,
 6.35%, 10-1-30 ..........................     2,495      2,710,194
 Series 1998A-1,
 6.45%, 9-1-29 ...........................     2,440      2,699,250
 Series 1999C,
 7.05%, 10-1-30 ..........................     1,750      1,968,750
 Series 1997-B,
 6.95%, 9-1-28 ...........................     1,410      1,510,462

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
ILLINOIS (Continued)
City of Chicago, Chicago O'Hare International
 Airport:
 Special Facilities Revenue RefundingBonds
 (United Air Lines, Inc. Project):
 Series 1999A,
 5.35%, 9-1-16 ...........................   $ 4,250   $  3,245,938
 Series 2001A-1,
 5.8%, 11-1-35 ...........................     2,500      2,334,375
 Series 2001B,
 6.1%, 11-1-35 ...........................     2,500      2,303,125
 Series 2001C,
 6.3%, 5-1-16 ............................     2,500      2,165,625
 Second Lien Passenger Facility Charge
 Revenue Bonds, Series 2001C,
 5.125%, 1-1-20 ..........................     1,000        976,250
Illinois Health Facilities Authority, Revenue Bonds:
 Series 1997A (Victory Health Services),
 5.375%, 8-15-16 .........................     3,000      2,902,500
Village of Maywood, General Obligation Corporate
 Purpose Bonds, Series 2001C,
 5.5%, 1-1-21 ............................     1,300      1,304,875
School District Number 116, Champaign County,
 Illinois (Urbana), General Obligation School
 Building Bonds, Series 1999C,
 0.0%, 1-1-12 ............................     1,695      1,027,594
Bloomington-Normal Airport Authority of
 McLean County, Illinois, Central Illinois
 Regional Airport, Passenger Facility Charge
 Revenue Bonds, Series 2001,
 6.35%, 12-15-24 .........................     1,000        943,750
                                                       ------------
                                                         35,737,013
                                                       ------------

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
INDIANA - 3.84%
Indiana State Office Building Commission,
 Capitol Complex Revenue Bonds:
 Series 1990B (State Office BuildingI Facility),
 7.4%, 7-1-15 ............................   $ 8,000   $ 10,160,000
 Series 1990A (Senate Avenue Parking Facility),
 7.4%, 7-1-15 ............................     4,775      6,064,250
Indianapolis Airport Authority,
 Special Facility Revenue Bonds, Series 1995 A
 (United Air Lines, Inc., Indianapolis
 Maintenance Center Project),
 6.5%, 11-15-31 ..........................    10,850      8,747,813
Indiana Transportation Finance Authority,
 Highway Revenue Bonds, Series 1990A,
 7.25%, 6-1-15 ...........................     1,990      2,460,137
Indiana Health Facility Financing Authority,
 Hospital Revenue Bonds, Series 1999A
 (Deaconess Hospital Obligated Group),
 5.75%, 3-1-19 ...........................     2,000      2,015,000
                                                       ------------
                                                         29,447,200
                                                       ------------

KANSAS - 2.13%
Sedgwick County, Kansas and Shawnee County,
 Kansas, Single Family Mortgage Revenue Bonds
 (Mortgage-Backed Securities Program):
 1998 Series A-1 (AMT),
 6.5%, 12-1-22 ...........................     7,760      8,555,400
 2001 Premium Series B-2 (AMT),
 5.125%, 12-1-33 .........................     3,500      3,771,250
 2001 Premium Series A-1 (AMT),
 5.25%, 12-1-32 ..........................     1,500      1,646,250
Unified School District No. 204, Wyandotte
 County, Kansas (Bonner Springs - Edwardsville),
 General Obligation Improvement and Refunding
 Bonds, Series 2000A,
 5.2%, 9-1-13 ............................     1,305      1,383,300

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
KANSAS (Continued)
Kansas Development Finance Authority, Health
 Facilities Revenue Bonds (Stormont-Vail
 HealthCare, Inc.), Series 2001K,
 5.375%, 11-15-24 (A) ....................   $ 1,000   $  1,013,750
                                                       ------------
                                                         16,369,950
                                                        ------------

KENTUCKY - 0.07%
County of Jefferson, Kentucky, Insured
 Hospital Revenue Bonds, Series 1992 (Alliant
 Health System, Inc. Project), Inverse Floaters,
 9.952%, 10-23-14 (B) ....................       500        544,165
                                                       ------------

LOUISIANA - 0.71%
Parish of East Baton Rouge, State of
 Louisiana, Refunding Revenue Bonds
 (Georgia-Pacific Corporation Project),
 Series 1998,
 5.35%, 9-1-11 ...........................     3,000      2,955,000
Parish of Webster, Louisiana, Pollution
 Control Revenue Refunding Bonds,
 1998 Series B (Non-AMT),
 5.2%, 3-1-13 ............................     1,435      1,447,556
Louisiana Public Facilities Authority,
 Hospital Revenue and Refunding Bonds
 (Pendleton Memorial Methodist Hospital
 Project), Series 1998,
 5.25%, 6-1-17 ...........................     1,500      1,074,375
                                                       ------------
                                                          5,476,931
                                                       ------------

MASSACHUSETTS - 1.37%
City of Quincy, Massachusetts, Revenue Refunding
 Bonds, Quincy Hospital Issue, Series 1993,
 Inverse Floating Rate Security (INFLOS),
 7.87%, 1-15-11 (B) ......................     5,700      6,156,000

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
MASSACHUSETTS (Continued)
Massachusetts Housing Finance Agency,
 Single Family Housing Revenue Bonds,
 Series 57 (AMT),
 5.6%, 6-1-30 ............................   $ 4,300   $  4,348,375
                                                       ------------
                                                         10,504,375
                                                       ------------

MICHIGAN - 1.50%
City of Detroit, Michigan, Sewage Disposal
 System Revenue and Revenue Refunding Bonds,
 Series 1993-A, Inverse Floating Rate Security
 (INFLOS),
 5.7%, 7-1-23 (B) ........................     5,200      5,317,000
Michigan Strategic Fund,Limited Obligation
 Revenue Bonds (WMX Technologies, Inc.
 Project), Series 1993,
 6.0%, 12-1-13 ...........................     4,000      4,025,000
Harper Creek Community Schools, County of Calhoun,
 State of Michigan, 2001 School Building and Site
 Bonds (General Obligation-Unlimited Tax),
 5.5%, 5-1-17 ............................     2,100      2,205,000
                                                       ------------
                                                         11,547,000
                                                       ------------

MINNESOTA - 1.96%
Minneapolis-St. Paul Metropolitan Airports
 Commission, Airport Revenue Bonds,
 Series 2001B (AMT):
 5.75%, 1-1-15 ...........................     5,000      5,343,750
 5.75%, 1-1-13 ...........................     2,345      2,515,013
City of Rochester, Minnesota, Health..Care
 Facilities Revenue Bonds (MayoFoundation/Mayo
 Medical Center),Series 1992D, Floating Inverse
 Rate Securities (FIRS),
 6.15%, 11-15-09 (B) .....................     4,500      5,163,750

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
MINNESOTA(Continued)
HealthSystem Minnesota, The HealthcareNetwork,
 City of St. Louis Park,Minnesota, Health Care
 Facilities Revenue Bonds (HealthSystem Minnesota
 Obligated Group), Series 1993, Inverse Floater,
 5.1%, 7-1-13 (B) ........................   $ 2,000   $  2,040,000
                                                       ------------
                                                         15,062,513
                                                       ------------

MISSISSIPPI - 2.86%
Lowndes County, Mississippi, Solid Waste
 Disposal and Pollution Control
 Refunding Revenue Bonds (Weyerhaeuser
 Company Project), Series 1992B,
 6.7%, 4-1-22 (B) ........................    11,000     12,553,750
Mississippi Higher Education Assistance
 Corporation, Student Loan Revenue Bonds,
 Subordinate Series 1996-C:
 6.75%, 9-1-14 ...........................     5,500      5,726,875
 6.7%, 9-1-12 ............................     1,470      1,530,637
Mississippi Home Corporation, Single Family
 Mortgage Revenue Bonds, Series 1999A,
 6.3%, 6-1-31 ............................     1,995      2,119,688
                                                       ------------
                                                         21,930,950
                                                       ------------

MISSOURI - 3.13%
Health and Educational Facilities Authority
 of theState of Missouri, Health Facilities
 Revenue Bonds:
 Barnes-Jewish, Inc./Christian Health
 Services, Series 1993A,
 6.0%, 5-15-11 ...........................     3,000      3,367,500
 Freeman Health System Project,Series 1998,
 5.25%, 2-15-18 (A) ......................     2,460      2,278,575
 Lake of the Ozarks General Hospital, Inc.,
 Series 1998,
 5.1%, 2-15-18 (A) .......................     2,220      2,214,450

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
MISSOURI(Continued)
Missouri Housing Development Commission,
 Single Family Mortgage Revenue Bonds
 (Homeownership Loan Program):
 1997 Series C-1 (Non-AMT),
 6.55%, 9-1-28 ...........................   $ 1,790   $  1,966,763
 1998 Series D-2 (AMT),
 6.3%, 3-1-29 ............................     1,145      1,240,894
 1998 Series B-2 (AMT),
 6.4%, 3-1-29 ............................       910        986,212
 1997 Series A-2 (AMT),
 7.3%, 3-1-28 ............................       715        799,906
OTC Public Building Corporation (Missouri),
 Leasehold Refunding and Improvement Revenue
 Bonds (Ozarks Technical Community College
 Project), Series 2001,
 5.0%, 3-1-22 ............................     4,000      3,935,000
Tax Increment Financing Commission of Kansas
 City, Missouri, Tax Increment Revenue Bond
 Anticipation Bonds (Briarcliff West Project),
 Series 2001A,
 6.75%, 4-1-02 ...........................     2,000      2,000,300
Missouri Higher Education Loan Authority
 (A Public Instrumentality and Body
 Corporate and Politic of the State of
 Missouri), Student Loan Revenue Bonds,
 Subordinate Series 1994A,
 5.45%, 2-15-09 ..........................     1,500      1,537,500
Health and Educational Facilities Authority
 of the State of Missouri Revenue Bonds
 (SSM Health Care), Series 2001A,
 5.25%, 6-1-21 ...........................     1,500      1,505,625
Missouri Development Finance Board, Infrastructure
 Facilities Revenue Bonds (City of Independence,
 Missouri - Eastland Center Project Phase II),
 Series 2000B,
 6.0%, 4-1-21 ............................     1,250      1,265,625

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
MISSOURI(Continued)
The Industrial Development Authority of the
 County of Taney, Missouri, Hospital Revenue
 Bonds (The Skaggs Community Hospital Association),
 Series 1998,
 5.3%, 5-15-18 ...........................   $ 1,000   $    927,500
                                                       ------------
                                                         24,025,850
                                                       ------------

MONTANA - 0.44%
Montana Higher Education Student Assistance
 Corporation, Student Loan Revenue Bonds,
 Subordinate Series 1998-B,
 5.5%, 12-1-31 (A) .......................     3,350      3,358,375
                                                       ------------

NEBRASKA - 1.45%
Nebraska Higher Education Loan Program, Inc.,
 1993-2 Series A-6 JuniorSubordinate Bonds,
 6.4%, 6-1-13 ............................    10,000      11,162,500
                                                        ------------

NEVADA - 1.25%
Clark County, Nevada:
 Industrial Development Refunding Revenue
 Bonds (Nevada Power Company Project),
 Series 1995B,
 5.9%, 10-1-30 ...........................     5,500      5,128,750
 Industrial Development Revenue Bonds (Nevada
 Power Company Project), Series 1997A,
 5.9%, 11-1-32 ...........................     2,000      1,860,000
Nevada Housing Division, Single Family
 Mortgage Bonds:
 1998 Series A-1 Mezzanine Bonds,
 5.35%, 4-1-16 ...........................     1,855      1,896,737
 1996 Series C Subordinate Bonds,
 6.35%, 4-1-09 ...........................       660        702,075
                                                       ------------
                                                          9,587,562
                                                       ------------

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
NEW JERSEY - 0.13%
New Jersey Health Care Facilities Financing
 Authority, Revenue Bonds, Englewood Hospital
 and Medical Center Issue, Series 1994,
 6.75%, 7-1-24 ...........................   $ 1,000   $  1,001,250
                                                       ------------

NEW MEXICO - 1.54%
New Mexico Hospital Equipment Loan Council,
 Hospital Revenue Bonds (Memorial Medical
 Center, Inc. Project), Series 1998,
 5.5%, 6-1-28 ............................     5,750      4,966,563
City of Albuquerque, New Mexico, Airport
 Refunding Revenue Bonds, Series 2001 (AMT),
 5.375%, 7-1-15 ..........................     3,365      3,499,600
New Mexico Educational AssistanceFoundation,
 Student Loan Program Bonds:
 Second Subordinate 1996 Series A-3,
 6.75%, 11-1-08 ..........................     2,175      2,351,719
 Second Subordinate 1995 Series A-3,
 6.6%, 11-1-10 ...........................       965      1,003,600
                                                       ------------
                                                         11,821,482
                                                       ------------

NEW YORK - 1.45%
The City of New York, General Obligation Bonds,
 Fiscal 1994 Series C, Inverse Floaters,
 24.56%, 9-30-03 (C) .....................     3,250      4,533,750
Dormitory Authority of the Stateof New York:
 State University Educational .Facilities,
 Revenue Bonds, Series 1990B,
 7.5%, 5-15-11 ...........................     2,000      2,461,187
 Nyack Hospital, Revenue Bonds, Series 1996,
 6.25%, 7-1-13 ...........................     1,000        885,000
New York State Urban Development Corporation,
 Correctional Capital Facilities Revenue Bonds,
 1993A Refunding Series,
 5.25%, 1-1-14 ...........................     3,000      3,240,000
                                                       ------------
                                                         11,119,937
                                                       ------------

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS (Continued)
NORTH CAROLINA - 3.14%
County of Cumberland, North Carolina, Hospital
 Facility Revenue Bonds (Cumberland County
 Hospital System, Inc.), Series 1999:
 5.25%, 10-1-14 (A) ......................   $ 4,630   $  4,745,750
 5.25%, 10-1-11 (A) ......................     1,200      1,263,000
North Carolina Municipal Power Agency Number 1,
 Catawba Electric Revenue Bonds, Series 1992,
 5.75%, 1-1-02 ...........................     5,950      5,989,508
North Carolina Medical Care Commission,
 Hospital Revenue Bonds:
 Gaston Health Care, Series 1998,
 5.0%, 2-15-19 (A) .......................     2,500      2,443,750
 Halifax Regional Medical Center, Series 1998,
 5.0%, 8-15-18 ...........................     2,170      1,879,763
 Rex Healthcare, Series 1998,
 5.0%, 6-1-17 ............................       750        756,562
The Columbus County Industrial Facilities
 and Pollution Control Financing Authority
 (North Carolina), Environmental Improvement
 Revenue Bonds, 1996 Series A,
 5.85%, 12-1-20 ..........................     5,000      5,068,750
The Martin County Industrial Facilities and
 Pollution Control Financing Authority (North
 Carolina), Solid Waste Disposal Revenue Bonds
 (Weyerhaeuser Company Project), Series 1993,
 5.65%, 12-1-23 ..........................     2,000      1,992,500
                                                       ------------
                                                         24,139,583
                                                       ------------

NORTH DAKOTA - 0.63%
City of Fargo, North Dakota, Health System
 Revenue Bonds (Meritcare Obligated Group),
 Series 1996A,
 5.55%, 6-1-16 ...........................     2,350      2,455,750
State of North Dakota, North Dakota Housing
 Finance Agency, Housing Finance Program Bonds,
 Home Mortgage Finance Program, 1998 Series A,
 5.25%, 7-1-18 ...........................     1,255      1,259,706

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001
                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
NORTH DAKOTA (Continued)
County of Burleigh, North Dakota, Healthcare
 Revenue Refunding Bonds, Series 1999
 (Medcenter One, Inc.),
 5.25%, 5-1-13 (A) .......................   $ 1,100   $  1,149,500
                                                       ------------
                                                          4,864,956
                                                       ------------

OHIO - 0.87%
County of Erie, Ohio, Franciscan Services
 Corporation, Revenue Refunding Bonds,
 Series 1993 A (Providence Hospital, Inc.),
 6.0%, 1-1-13 ............................     4,000      4,115,000
State of Ohio, Air Quality Development Revenue
 Bonds (Columbus Southern Power Company
 Project), Series 1985 B,
 6.25%, 12-1-20 ..........................     1,500      1,535,625
County of Lorain, Ohio, Hospital Facilities
 Revenue Refunding and Improvement Bonds,
 Series 2001A (Catholic Healthcare Partners),
 5.625%, 10-1-17 .........................     1,000      1,032,500
                                                       ------------
                                                          6,683,125
                                                       ------------

OKLAHOMA - 1.11%
Oklahoma Housing Finance Agency, Single
 Family Mortgage Revenue Bonds
 (Homeownership Loan Program):
 1995 Series B, Subseries B-2 (AMT),
 7.625%, 9-1-26 ..........................     3,805      4,199,769
 1996 Series A,
 7.05%, 9-1-26 ...........................       760        818,900
Trustees of the Tulsa Municipal Airport
 Trust, Revenue Bonds, Refunding Series 2000A,
 5.8%, 6-1-35 ............................     2,000      1,930,000
Oklahoma City Airport Trust, Junior Lien
 Tax-Exempt Bonds, Twenty-Seventh Series B (AMT),
 5.75%, 7-1-16 ...........................     1,490      1,577,537
                                                       ------------
                                                          8,526,206
                                                       ------------

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
OREGON - 0.81%
State of Oregon, Housing and Community
 Services Department, Mortgage Revenue
 Bonds, Single-Family Mortgage Program:
 1992 Series B,
 6.875%, 7-1-28 ..........................   $ 3,405   $  3,508,512
 1996 Series D,
 6.375%, 7-1-27 ..........................     2,560      2,672,000
                                                       ------------
                                                          6,180,512
                                                       ------------

PENNSYLVANIA - 5.01%
City of Philadelphia, Pennsylvania, Water
 and Wastewater Revenue Bonds, Series 1993,
 Inverse Rate Securities,
 5.65%, 6-15-12 (B) ......................    14,200     14,981,000
Allegheny County Hospital Development Authority
 (Pennsylvania), UPMC Health System Revenue
 Refunding Bonds, Series 1999B,
 5.0%, 12-15-17 (A) ......................     5,000      5,018,750
The Philadelphia Parking Authority, Airport
 Parking Revenue Bonds, Series of 1999,
 5.25%, 9-1-20 ...........................     3,000      3,056,250
Pennsylvania Intergovernmental Cooperation
 Authority, Special Tax Revenue Refunding
 Bonds (City of Philadelphia Funding Program),
 Series of 1999,
 5.0%, 6-15-21 (A) .......................     2,500      2,484,375
Erie County Industrial Development Authority
 (Pennslyvania), Environmental Improvement Revenue
 Refunding Bonds, 2000 Series A (non-AMT)
 (International Paper Company Projects),
 5.25%, 9-1-10 ...........................     2,375      2,449,219
Schuylkill County Industrial Development Authority,
 Variable Rate Demand Revenue Bonds (Pine Grove
 Landfill, Inc. Project), 1995 Series,
 5.1%, 10-1-19 ...........................     2,400      2,406,000

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
PENNSYLVANIA (Continued)
Pennsylvania Higher Education Assistance Agency,
 Student Loan Revenue Bonds, Fixed Rate Bonds,
 1991 Series C,
 7.15%, 9-1-21 ...........................   $ 2,190   $  2,263,453
Falls Township Hospital Authority, Refunding
 Revenue Bonds, The Delaware Valley Medical Center
 Project (FHA Insured Mortgage), Series 1992,
 7.0%, 8-1-22 ............................     2,000      2,092,320
Allegheny County Industrial Development Authority
 (Pennsylvania), Enviromental Improvement Revenue
 Bonds (USX Corporation Project), Refunding Series
 A 1994,
 6.7%, 12-1-20 ...........................     1,855      1,922,244
Pennsylvania Higher Educational Facilities Authority,
 Revenue Bonds (Thomas Jefferson University),
 1999 Series A,
 5.0%, 7-1-19 (A) ........................     1,750      1,752,187
                                                       ------------
                                                         38,425,798
                                                       ------------

SOUTH CAROLINA - 1.38%
Tobacco Settlement Revenue Management Authority,
 Tobacco Settlement Asset-Backed Bonds,
 Series 2001B (Tax-Exempt),
 6.375%, 5-15-28 .........................    10,000     10,612,500
                                                       ------------

TENNESSEE - 0.95%
The Health and Educational Facilities Board
 of the Metropolitan Government of Nashville
 and Davidson County, Tennessee:
 Health Facility Revenue Refunding Bonds (Open
 Arms Developmental Centers Project), Series 1998,
 5.1%, 8-1-16 (A) ........................     2,745      2,769,019
 Multi-ModalInterchangeable Rate, Health Facility
 Revenue Bonds (Richland Place, Inc. Project),
 Series 1993,
 5.5%, 5-1-23 ............................     1,780      1,795,575

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
TENNESSEE (Continued)
Volunteer State Student Funding Corporation,
 Educational Loan Revenue Bonds,
 Junior Subordinate Series 1993C Bonds,
 5.85%, 12-1-08 ..........................   $ 2,700   $  2,760,750
                                                       ------------
                                                          7,325,344
                                                       ------------

TEXAS - 10.93%
Dallas-Fort Worth International Airport, Facility
 Improvement Corporation, American Airlines,
 Inc., Revenue Refunding Bonds, Series 2000B,
 6.05%, 5-1-29 ...........................    29,500     28,688,750
AllianceAirport Authority, Inc., Special
 Facilities Revenue Bonds, Series 1991
 (American Airlines, Inc. Project),
 7.0%, 12-1-11 ...........................    14,900     13,968,750
Trinity River Authority of Texas (Tarrant
 County Water Project), Improvement and Refunding
 Revenue Bonds, Series 1999,
 5.25%, 2-1-20 (A) .......................     7,415      7,489,150
Amarillo Health Facilities Corporation,
 Hospital Revenue Bonds (Baptist St. Anthony's
 Hospital Corporation Project), Series 1998,
 5.5%, 1-1-15 ............................     6,320      6,794,000
City of Austin, Texas, Subordinate Lien
 Revenue Refunding Bonds, Series 1998,
 5.25%, 5-15-19 ..........................     5,000      5,225,000
Brazos River Authority (Texas), Revenue Refunding
 Bonds (Houston Industries Incorporated Project),
 Series 1998B,
 5.125%, 11-1-20 (A) .....................     5,000      4,993,750
Lufkin Health Facilities Development
 Corporation, Health System Revenue and
 Refunding Bonds (Memorial Health System
 of East Texas):
 Series 1995,
 6.875%, 2-15-26 (A) .....................     2,925      2,862,844
 Series 1998,
 5.7%, 2-15-28 (A) .......................     1,500      1,233,750

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value

MUNICIPAL BONDS(Continued)
TEXAS (Continued)
Texas Department of Housing and Community
 Affairs, Single Family Mortgage Revenue
 Bonds, 1997 Series D (AMT) TEAMS Structure:
 5.65%, 3-1-29 ...........................   $ 2,500   $  2,540,625
 5.7%, 9-1-29 ............................     1,500      1,524,375
Gulf Coast Waste Disposal Authority,
 Multi-Modal Interchangeable Rate Revenue
 Bonds (Champion International Corporation
 Project), Series 1992A,
 6.875%, 12-1-28 .........................     3,220      3,340,750
City of Houston, Texas, Airport System
 Special Facilities Revenue Bonds
 (Continental Airlines, Inc. Terminal
 Improvement Projects), Series 1997B,
 6.125%, 7-15-17 (A) .....................     2,850      2,215,875
Midland County Hospital District, Hospital
 Revenue Refunding Bonds, Series 1997,
 5.375%, 6-1-16 ..........................     2,000      2,050,000
Collin County Housing Finance Corporation,
 Student Housing Revenue Bonds (Collin
 County Community College District Foundation,
 Inc. Project),  Series 1998A,
 5.25%, 6-1-31 (A) .......................     1,000        973,750
                                                       ------------
                                                         83,901,369
                                                       ------------

UTAH - 3.11%
 Tooele County, Utah, Hazardous Waste Treatment
 Revenue Bonds (Union Pacific Corporation/
 USPCI, Inc. Project), Series A,
 5.7%, 11-1-26 ...........................    25,000     23,843,750
                                                       ------------

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value
MUNICIPAL BONDS(Continued)
WASHINGTON - 12.31%
Washington Public Power Supply System:
 Nuclear Project No. 3, Refunding Revenue Bonds:
 Series 1989B,
 7.125%, 7-1-16 ..........................   $20,750   $ 25,911,563
 Series 1993C,  Inverse Floating Rate Security,
 5.4%, 7-1-12 (B) ........................    14,000     14,350,000
 Nuclear Project No. 1, Refunding Revenue Bonds:
 Series 1993A, Inverse Floating Rate Security,
 5.75%, 7-1-11 (B) .......................    15,000     16,687,500
 Series 1989B,
 7.125%, 7-1-16 ..........................     8,200     10,239,750
 Nuclear Project No. 2, Refunding Revenue
 Bonds, Series 1994A, Inverse Floating Rate
 Securities,
 5.4%, 7-1-12 (B) ........................     5,000      5,375,000
State of Washington, Various Purpose General
 Obligation Bonds, Series 1990A,
 6.75%, 2-1-15 ...........................     4,995      6,025,219
The City of Seattle, Washington, Municipal
 Lightand Power Improvements and Refunding
 Revenue Bonds, 2001,
 5.5%, 3-1-13 ............................     4,465      4,822,200
Public Utility District No. 1 of Douglas County,
 Washington, Wells Hydroelectric Revenue Bonds,
 Series of 1965,
 3.7%, 9-1-18 ............................     3,910      3,680,288
Pilchuck Development Public Corporation (State
 of Washington), Special Facilities Airport
 Revenue Bonds, Series 1993 (TRAMCO, INC. Project),
 6.0%, 8-1-23 ............................     2,900      2,914,500
Kent School District No. 415, King County,
 Washington, Unlimited Tax General Obligation
 Refunding Bonds, Series 2001B,
 5.5%, 6-1-15 ............................     2,305      2,506,687

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value
MUNICIPAL BONDS(Continued)
WASHINGTON(Continued)
Housing Authority of the City of Seattle,
 Low-Income Housing Assistance Revenue Bonds,
 1995 (GNMA Collateralized Mortgage
 Loan - Kin On Project),
 7.4%, 11-20-36 ..........................   $ 1,750   $  1,970,937
                                                       ------------
                                                         94,483,644
                                                       ------------

WEST VIRGINIA - 0.75%
Braxton County, West Virginia, Solid Waste
 Disposal Revenue Bonds (Weyerhaeuser Company
 Project), Series 1995A,
 6.5%, 4-1-25 ............................     3,500      3,657,500
The County Commission of Monongalia County, West
 Virginia, Pollution Control Revenue Bonds (The
 Potomac Edison Company Fort Martin Station Project),
 1993 Series B,
 5.95%, 4-1-13 ...........................     2,000      2,125,000
                                                       ------------
                                                          5,782,500
                                                       ------------

WISCONSIN - 0.40%
Wisconsin Housing and Economic Development
 Authority, Home Ownership Revenue Bonds,
 1997 Series H,
 5.75%, 9-1-28 ...........................     3,000      3,060,000
                                                        ------------

WYOMING - 0.31%
Wyoming Student Loan Corporation (A Nonprofit
 Corporation Organized Under the Laws of the
 State of Wyoming), Student Loan Revenue
 Refunding Bonds, Series 1999A (Non-AMT),
 6.2%, 6-1-24 ............................     2,250      2,393,437
                                                       ------------

TOTAL MUNICIPAL BONDS - 89.66%                         $688,382,995
 (Cost: $666,228,147)

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value
SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.23%
 du Pont (E.I.) de Nemours and Company,
   2.29395%, Master Note..................   $ 1,769   $  1,769,000
                                                       ------------

 Electric, Gas and Sanitary Services - 1.55%
 Detroit Edison Co.,
   3.7%, 10-1-01..........................    11,855     11,855,000
                                                       ------------

 Food and Kindred Products - 0.26%
 General Mills, Inc.,
   2.8163%, Master Note...................     2,027      2,027,000
                                                       ------------

Total Commercial Paper - 2.04%                           15,651,000

Municipal Obligations
 Arizona - 2.23%
 The Industrial Development Authority of the
   County of Maricopa, Variable Rate Demand
   Multifamily Housing Revenue Bonds (Gran
   Victoria Housing LLC Project), Series 2000A
   (Fannie Mae),

   2.25%, 10-4-01.........................    10,500     10,500,000
 Industrial Development Authority of the City of Pheonix,
   Arizona (The), Variable Rate Demand Revenue Bonds,
   Series 2001 (Valley of the Sun YMCAProject),
   (Wells Fargo Bank, National Association),
   2.8%, 10-1-01..........................     6,600      6,600,000
                                                       ------------
                                                         17,100,000
                                                       ------------

  California - 0.02%
 City of Azusa, California, Multifamily Housing
   Revenue Refunding Bonds (Pacific Glen Apartments
   Project), Series 1994 (Fannie Mae),
   2.15%, 10-4-01.........................       150        150,000
                                                       ------------

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value
SHORT-TERM SECURITIES(Continued)
Municipal Obligations(Continued)
 Colorado - 1.00%
 287/42 General Improvement District (in the City
   of Lafayette, Colorado), General Obligation
   Limited Tax Bonds, Series 2001
   (U.S. Bank National Association),
   2.4%, 10-4-01..........................   $ 4,900   $  4,900,000
 Colorado Agricultural Development Authority,
   Adjustable Rate Industrial Development Revenue Bonds
   (Royal Crest Dairy, Inc. Project), Series 1998
   (UMB Bank Colorado),
   3.05%, 10-3-01.........................     2,800      2,800,000
                                                       ------------
                                                          7,700,000
                                                       ------------

  Illinois - 1.03%
 City of Naperville, Illinois, Variable/Fixed Rate
   Demand Revenue Bonds, Series 1999 (Heritage YMCA
   Group, Inc.), (Harris Trust and Savings Bank),
   2.25%, 10-3-01.........................     4,300      4,300,000
 Board of Education of the City of Chicago, Unlimited
   Tax General Obligation Bonds (Dedicated Revenues),
   Series 2000C (Financial Security Assurance Inc.),
   2.3%, 10-4-01..........................     3,600      3,600,000
                                                       ------------
                                                          7,900,000
                                                       ------------

  Missouri - 0.40%
 Health and Educational Facilities Authority of the State
   of Missouri, Variable Rate Demand Educational Facilities
   Revenue Bonds:
   Hannibal-LaGrange College, Series 2001
   (Commerce Bank, N.A.),
   2.9%, 10-1-01..........................     2,100      2,100,000
   Kansas City Art Institute, Series 1999
   (Commerce Bank, N.A.),
   2.9%, 10-1-01..........................     1,000      1,000,000
                                                       ------------
                                                          3,100,000
                                                       ------------

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value
SHORT-TERM SECURITIES(Continued)
Municipal Obligations(Continued)
  New York - 0.65%
 Port Authority New York and New Jersey (The), Versatile
   Structure Obligations, Series 3 (Morgan Guaranty Trust
   Company of New York),
   2.65%, 10-1-01.........................   $ 5,000   $  5,000,000
                                                       ------------

 North Dakota - 0.47%
 City of Fargo, North Dakota, Commercial Development
   Revenue Bonds ("Cass Oil Co." Project), Series 1984
   (U.S. Bank, N.A.),
   2.35%, 10-4-01.........................     3,600      3,600,000
                                                       ------------

  Texas - 0.37%
 Bexar County Housing Finance Corporation, Multifamily
   Housing Revenue Bonds (Mitchell Village Apartments
   Project), Series 2000A-1 (Fannie Mae),
   2.2%, 10-3-01..........................     2,800      2,800,000
                                                       ------------

  Washington - 0.82%
 Washington Health Care Facilities Authority,
   Variable Rate Demand Revenue Bonds (Fred
   Hutchinson Cancer Research Center, Seattle),
   Series 1991B (Morgan Guaranty Trust Company
   of New York),

   2.65%, 10-1-01.........................     3,850      3,850,000
 Housing Authority of the City of Seattle, Low-Income
   Housing & Assistance Revenue Bonds, 1994 (Bayview
   Manor Project), (Variable Rate Demand Bonds),
   (U.S. Bank of Washington, National Association),
   2.3%, 10-4-01..........................     2,470      2,470,000
                                                       ------------
                                                          6,320,000
                                                       ------------

              See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

                                           Principal
                                           Amount in
                                           Thousands         Value
SHORT-TERM SECURITIES(Continued)
Municipal Obligations(Continued)
  Wisconsin - 0.48%
 City of West Allis, Wisconsin, Variable Rate Demand
   Revenue Bonds, Series 2001 (State Fair Exposition
   Center, Inc. Project), (U.S. Bank, National
   Association, Milwaukee, Wisconsin),
   2.35%, 10-4-01.........................   $ 2,400   $  2,400,000
 Redevelopment Authority of the City of Milwaukee
   (Wisconsin), Variable Rate Demand Revenue Bonds,
   Series 1999 (Wisconsin Humane Society, Inc.),
   (U.S. Bank, N.A.),
   2.3%, 10-4-01..........................     1,300      1,300,000
                                                       ------------
                                                          3,700,000
                                                       ------------

Total Municipal Obligations - 7.47%                      57,370,000

TOTAL SHORT-TERM SECURITIES - 9.51%                    $ 73,021,000
 (Cost: $73,021,000)

TOTAL INVESTMENT SECURITIES - 99.17%                   $761,403,995
 (Cost: $739,249,147)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.83%         6,337,627

NET ASSETS - 100.00%                                   $767,741,622

               See Notes to Schedule of Investments on page .

THE INVESTMENTS OF MUNICIPAL BOND FUND
September 30, 2001

Notes to Schedule of Investments

(A)  These securities serve as collateral for the following open futures contracts at September 30, 2001 (See Note 5 to financial statements):

                       Number of    Expiration        Market
     Type              Contracts       Date            Value
     ------            ----------    ---------        ---------
     Treasury
     Bond                 250        12-19-01       $26,375,000

     Municipal
     Bond Index           242        12-19-01        25,689,813
                                                     ----------
                                                    $52,064,813
                                                     ==========

(B)  The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.

(C)  The interest rate is subject to change periodically and inversely based upon prevailing market rates with a leverage factor of three.
     The interest rate shown is the rate in effect at September 30, 2001.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
MUNICIPAL BOND FUND
September 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
  Investment securities--at value (Notes 1 and 3) ..........  $761,404
  Cash  ....................................................        79
  Receivables:
     Interest...............................................    10,558
     Fund shares sold.......................................       553
     Investment securities sold.............................       375
  Prepaid insurance premium ................................        22
                                                              --------
       Total assets ........................................   772,991
                                                              --------
LIABILITIES
  Payable for investment securities purchased ..............     2,494
  Payable to Fund shareholders .............................     2,400
  Accrued service fee (Note 2) .............................       139
  Variation margin payable .................................        85
  Accrued transfer agency and dividend disbursing (Note 2) .        52
  Accrued management fee (Note 2) ..........................        33
  Accrued distribution fee (Note 2) ........................        16
  Accrued accounting services fee (Note 2) .................         8
  Other ....................................................        22
                                                              --------
       Total liabilities ...................................     5,249
                                                              --------
          Total net assets..................................  $767,742
                                                              ========
NET ASSETS
  $0.001 par value capital stock:
     Capital stock..........................................  $    111
     Additional paid-in capital.............................   768,789
  Accumulated undistributed income (loss):
     Accumulated undistributed net investment income........       684
     Accumulated undistributed net realized loss on
       investment transactions .............................   (23,832)
     Net unrealized appreciation in value of securities.....    22,155
     Net unrealized depreciation in value of futures
       contracts ...........................................      (165)
                                                              --------
       Net assets applicable to outstanding units
          of capital........................................  $767,742
                                                              ========
Net asset value per share (net assets divided
  by shares outstanding):
  Class A ................................................     $6.91
  Class B ................................................     $6.91
  Class C ................................................     $6.91
  Class Y ................................................     $6.91
Capital shares outstanding:
  Class A ................................................   108,162
  Class B ................................................       658
  Class C ................................................       318
  Class Y ................................................     1,875
Capital shares authorized..................................  600,000

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
MUNICIPAL BOND FUND
For the Fiscal Year Ended September 30, 2001
(In Thousands)

INVESTMENT INCOME
  Interest and amortization (Note 1B) ......................   $41,992
                                                               -------
  Expenses (Note 2):
     Investment management fee..............................     3,909
     Service fee:
       Class A .............................................     1,660
       Class B .............................................         7
       Class C .............................................         3
     Transfer agency and dividend disbursing:
       Class A .............................................       646
       Class B .............................................         4
       Class C .............................................         2
     Distribution fee:
       Class A .............................................        98
       Class B .............................................        20
       Class C .............................................         9
     Accounting services fee................................        96
     Custodian fees.........................................        25
     Audit fees.............................................        18
     Legal fees.............................................        13
     Shareholder servicing - Class Y........................        10
     Other..................................................       146
                                                               -------
       Total expenses ......................................     6,666
                                                               -------
          Net investment income.............................    35,326
                                                               -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTES 1 AND 3)
  Realized net gain on securities ..........................       906
  Realized net loss on put options purchased ...............    (1,388)
  Realized net loss on futures contracts closed ............    (7,915)
                                                               -------
     Realized net loss on investments.......................    (8,397)
                                                               -------
  Unrealized appreciation in value of
     securities during the period...........................    27,578
  Unrealized depreciation in value of future contracts
     during the period......................................      (165)
                                                               -------
     Net unrealized appreciation in value of
       investments during the period .......................    27,413
                                                               -------
       Net gain on investments .............................    19,016
                                                               -------
          Net increase in net assets resulting
            from operations ................................   $54,342
                                                               =======
                    See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
MUNICIPAL BOND FUND
(In Thousands)
                                            For the fiscal year
                                            ended September 30,
                                       --------------------------------
                                            2001                2000
                                       --------------       ------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income..............       $35,326          $ 41,126
   Realized net loss on investments...        (8,397)          (10,859)
   Unrealized appreciation
    (depreciation) ...................        27,413              (736)
                                            --------          --------
    Net increase in net assets
      resulting from operations.......        54,342            29,531
                                            --------          --------
 Distributions to shareholders (Note 1D):*
   From net investment income:
    Class A ..........................       (34,738)          (41,036)
    Class B ..........................           (96)              (18)
    Class C ..........................           (44)              (11)
    Class Y ..........................          (381)             (145)
   From realized net gains on investment transactions:
    Class A ..........................           (64)           (5,032)
    Class B ..........................            (1)               (1)
    Class C ..........................           ---**              (1)
    Class Y ..........................            (1)              ---**
   In excess of realized capital gains:
    Class A ..........................           ---            (4,030)
    Class B ..........................           ---                (1)
    Class C ..........................           ---               ---**
    Class Y ..........................           ---               ---**
                                            --------          --------
                                             (35,325)          (50,275)
                                            --------          --------
 Capital share transactions
   (Note 7)...........................         7,350          (111,963)
                                           ---------          --------
       Total increase (decrease) .....        26,367         (132,707)
NET ASSETS
 Beginning of period .................       741,375           874,082
                                           ---------          --------
 End of period, including undistributed
   net investment income of $684 and
   $617, respectively.................      $767,742          $741,375
                                            ========          ========
   *See "Financial Highlights" on pages  - .
  **Not shown due to rounding.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL BOND FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended
                                         September 30,
                              ------------------------------------
                               2001    2000    1999   1998    1997
                             ------  ------  ------ ------ ------
Net asset value,
 beginning of period          $6.75   $6.90   $7.63  $7.47   $7.32
                              -----   -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investmentincome          0.32    0.35    0.36   0.37    0.38
 Net realized and
   unrealized gain
   (loss) on
   investments......           0.16   (0.08)  (0.61)  0.25    0.30
                              -----   -----   -----  -----   -----
Total from investment
 operations ........           0.48    0.27   (0.25)  0.62    0.68
                              -----   -----   -----  -----   -----
Less distributions:
 From net investment
   income...........          (0.32)  (0.35)  (0.37) (0.37)  (0.37)
 From capital gains.          (0.00)* (0.03)  (0.11) (0.09)  (0.16)
 In excess of capital
   gains............          (0.00)  (0.04)  (0.00) (0.00)  (0.00)
                              -----   -----   -----  -----   -----
Total distributions.          (0.32)  (0.42)  (0.48) (0.46)  (0.53)
                              -----   -----   -----  -----   -----
Net asset value,
 end of period .....          $6.91   $6.75   $6.90  $7.63   $7.47
                              =====   =====   =====  =====   =====
Total return**......           7.27%   4.24%  -3.46%  8.67%   9.77%
Net assets, end of
 period (in
 millions) .........           $748    $739    $874   $997    $994
Ratio of expenses to
 average net assets            0.88%   0.89%   0.79%  0.72%   0.67%
Ratio of net investment
 income to average
 net assets ........           4.67%   5.23%   4.98%  4.95%   5.14%
Portfolio
 turnover rate .....          30.74%  15.31%  30.93% 50.65%  47.24%

 *Not shown due to rounding.
**Total return calculated without taking into account the sales load deducted on an initial purchase.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-5-99*
                              ended        through
                            9-30-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period          $6.74          $6.87
                              -----          -----
Income (loss) from investment
 operations:
 Net investment income         0.27           0.28
 Net realized and
   unrealized gain (loss)
   on investments...           0.16          (0.05)
                              -----          -----
Total from investment
 operations ........           0.43           0.23
                              -----          -----
Less distributions:
 From net investment
   income...........          (0.26)         (0.29)
 From capital gains.          (0.00)**       (0.03)
 In excess of capital
   gains............          (0.00)         (0.04)
                              -----          -----
Total distributions.          (0.26)         (0.36)
                              -----          -----
Net asset value,
 end of period .....          $6.91          $6.74
                              =====          =====
Total return........           6.47%          3.56%
Net assets, end of
 period (in millions)            $5             $1
Ratio of expenses to
 average net assets..          1.72%          1.86%***
Ratio of net investment
 income to average
 net assets ........           3.76%          4.17%***
Portfolio turnover rate       30.74%         15.31%****
   *Commencement of operations.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 2000.

                     See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL BOND FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                             fiscal           from
                               year       10-7-99*
                              ended        through
                            9-30-01        9-30-00
                             -------       -------
Net asset value,
 beginning of period          $6.74          $6.87
                              -----          -----
Income (loss) from investment
 operations:
 Net investment income         0.27           0.29
 Net realized and
   unrealized gain (loss)
   on investments...           0.16          (0.06)
                              -----          -----
Total from investment
 operations ........           0.43           0.23
                              -----          -----
Less distributions:
 From net investment
   income...........          (0.26)         (0.29)
 From capital gains..         (0.00)**       (0.03)
 In excess of capital
   gains............          (0.00)         (0.04)
                              -----          -----
Total distributions..         (0.26)         (0.36)
                              -----          -----
Net asset value,
 end of period .....          $6.91          $6.74
                              =====          =====
Total return........           6.47%          3.56%
Net assets, end of
 period (in millions)            $2             $1
Ratio of expenses to
 average net assets..          1.74%          1.84%***
Ratio of net investment
 income to average
 net assets ........           3.74%          4.18%***
Portfolio turnover rate..     30.74%         15.31%****
   *Commencement of operations.
  **Not shown due to rounding.
 ***Annualized.
****For the fiscal year ended September 30, 2000.

                     See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                           For the
                            For the         For the         period
                             fiscal          fiscal           from
                               year            year       12-30-98*
                              ended           ended        through
                            9-30-01         9-30-00        9-30-99
                             -------        -------       -------
Net asset value,
 beginning of period          $6.75          $6.90          $7.41
                              -----          -----          -----
Income (loss) from
 investment operations:
 Net investmentincome          0.28**         0.36**         0.28
 Net realized and
   unrealized gain (loss)
   on investments...           0.21**        (0.08)**       (0.51)
                              -----          -----          -----
Total from investment
 operations ........           0.49           0.28          (0.23)
                              -----          -----          -----
Less distributions
 From net investment
   income...........          (0.33)         (0.36)         (0.28)
 From capital gains..         (0.00)***      (0.03)         (0.00)
 In excess of capital
   gains............          (0.00)         (0.04)         (0.00)
                              -----          -----          -----
Total distributions.          (0.33)         (0.43)         (0.28)
                              -----          -----          -----
Net asset value,
 end of period .....          $6.91          $6.75          $6.90
                              =====          =====          =====
Total return........           7.44%          4.32%         -3.21%
Net assets, end of
 period (000 omitted)       $12,965             $2             $2
Ratio of expenses
 to average net
 assets ............           0.70%          0.71%          0.67%****
Ratio of net investment
 income to average net
 assets ............           4.82%          5.38%          5.08%****
Portfolio turnover rate       30.74%         15.31%         30.93%*****

    *Commencement of operations.
   **Based on average weekly shares outstanding.
  ***Not shown due to rounding.
 ****Annualized.
*****For the fiscal year ended September 30, 1999.

                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2001
NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Municipal Bond Fund, Inc. (the "Fund")  is
registered under the Investment Company Act of 1940 as a diversified, open-
end management investment company. Its investment objective is to provide income not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of
America.

A.   Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds.
     Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B.   Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C.   Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the
     Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal
     Income Tax Matters.

D.   Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the
     United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E.   Futures -- See Note 5 -- Futures.

F.   Options -- See Note 6 -- Options.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A new provision in the AICPA Audit and Accounting Guide for Investment
Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15,
2000. The Fund already amortizes premiums and discounts on debt securities;
therefore management believes there will be no material impact to the Fund.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45%
of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the
Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management
Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services
Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement,
WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                          Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
           -------------------------  -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays
WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of
$1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays
WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of
$772,031. During the period ended September 30, 2001, W&R received $3,749 and $605 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $495,367 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the
Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the
Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and
Class C shares, respectively, the Fund may pay W&R a service fee of up to
0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The
Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $23,417, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government and short-
term securities, aggregated $205,889,823, while proceeds from maturities and sales aggregated $212,916,466. Proceeds from options aggregated
$950,882. Purchases of short-term securities aggregated $1,698,275,958, while proceeds from maturities and sales aggregated $1,691,495,999. No long-term U.S. Government securities were bought or sold during the period ended September 30, 2001.

For Federal income tax purposes, cost of investments owned at September 30,
2001 was $743,950,374, resulting in net unrealized appreciation of
$17,453,621, of which $29,206,231 related to appreciated securities and
$11,752,610 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of
$13,649,289 during the fiscal year ended September 30, 2001, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below).
These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized at
September 30, 2009.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through September 30, 2001, the Fund incurred net capital losses of $5,481,081, which have been deferred to the fiscal year ending September 30, 2002. In addition, during the year ended
September 30, 2001, the Fund recognized post-October losses of $11,322,610 that had been deferred from the year ended September 30, 2000.

NOTE 5 -- Futures

The Fund may engage in buying and selling interest rate futures contracts, but only Debt Futures and Municipal Bond Index Futures. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses.
Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 6 -- Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. The
Fund uses options to attempt to reduce the overall risk of its investments.

NOTE 7 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B,
Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the
Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

                          For the fiscal year
                          ended September 30,
                        --------------------------
                               2001          2000
                        ------------  ------------
Shares issued from sale
 of shares:
 Class A .............       10,536         8,242
 Class B .............          535           175
 Class C .............          263            86
 Class Y .............       13,721         3,935
Shares issued from
 reinvestment
 of dividends and/or
 capital gains
 distribution:
 Class A .............        4,051         6,136
 Class B .............           12             2
 Class C .............            5             2
 Class Y .............           55            22
Shares redeemed:
 Class A .............      (16,062)      (31,337)
 Class B .............          (45)          (20)
 Class C .............          (36)           (2)
 Class Y .............      (11,902)       (3,957)
                            -------        ------
Increase (decrease) in
outstanding
 capital shares ......        1,133       (16,716)
                            =======        ======
Value issued from sale
 of shares:
 Class A .............      $72,759       $54,649
 Class B .............        3,691         1,165
 Class C .............        1,817           574
 Class Y .............       94,321        25,848
Value issued from
 reinvestment
 of dividends and/or
 capital gains
 distribution:
 Class A .............       27,866        40,755
 Class B .............           81            17
 Class C .............           38            12
 Class Y .............          382           145
Value redeemed:
 Class A .............     (110,741)     (208,374)
 Class B .............         (314)         (132)
 Class C .............         (247)          (16)
 Class Y .............      (82,303)      (26,606)
                          ---------      --------
Increase (decrease) in
 outstanding
 capital .............       $7,350     $(111,963)
                          =========      ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Municipal
Bond Fund, Inc. (the "Fund") as of September 30, 2001, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30,
2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal Bond Fund, Inc. as of September 30,
2001, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
----------------------
Deloitte & Touche LLP
Kansas City, Missouri
November 2, 2001

                          REGISTRATION STATEMENT

                                  PART C

                             OTHER INFORMATION

23.  Exhibits: Waddell & Reed Advisors Municipal Bond Fund, Inc.

     (a)  Articles of Incorporation filed by EDGAR on November 22, 1995 as
          EX-99.B1-charter to Post-Effective Amendment No. 35 to the
          Registration Statement on Form N-1A*

          Articles Supplementary filed by EDGAR on November 22, 1995 as EX-
          99.B1-mbartsup to Post-Effective Amendment No. 35 to the
          Registration Statement on Form N-1A*

          Articles Supplementary filed by EDGAR on July 2, 1999 as EX-
          99.B(a)mbsuppbc to Post-Effective Amendment No. 40 to the
          Registration Statement on Form N-1A*

          Articles of Amendment filed by EDGAR on June 29, 2000 as EX-
          99.B(a)mbartsup to Post-Effective Amendment No. 42 to the
          Registration Statement on Form N-1A*

     (b)  By-Laws, as amended, filed by EDGAR on December 27, 1996 as EX-
          99.B2-mbbylaw to Post-Effective Amendment No. 36 to the
          Registration Statement on Form N-1A*

          Amendment to Bylaws filed by EDGAR on July 2, 1999 as EX-
          99.B(b)mbbylaw2 to Post-Effective Amendment No. 40 to the
          Registration Statement on Form N-1A*

          Amendment to Bylaws filed by EDGAR on December 14, 2000 as EX-
          99.B(b)mbbylaw to Post-Effective Amendment No. 43 to the
          Registration Statement on Form N-1A*

     (c)  Not applicable

     (d)  Investment Management Agreement filed by EDGAR on November 22,
          1995 as EX-99.B5-mbima to Post-Effective Amendment No. 35 to the
          Registration Statement on Form N-1A*

          Assignment to the Investment Management Agreement filed by EDGAR on November 17, 1995 as EX-99.B5-mbassign to Post-Effective
          Amendment No. 35 to the Registration Statement on Form N-1A*

          Fee Schedule (Exhibit A) to the Investment Management Agreement,
          as amended, filed by EDGAR on July 2, 1999 as EX-99.B(d)mbimafee to Post-Effective Amendment No. 40 to the Registration Statement
          on Form N-1A*

     (e)  Underwriting Agreement filed by EDGAR on November 22, 1995 as EX-
          99.B6-mbua to Post-Effective Amendment No. 35 to the Registration
          Statement on Form N-1A*

     (f)  Not applicable

     (g)  Custodian Agreement, as amended, filed by EDGAR on December 29,
          1999 as EX-99.B(g)mbca to Post-Effective Amendment No. 41 to the
          Registration Statement on Form N-1A*

          Amendment to Custodian Agreement, dated July 1, 2001, attached hereto as EX-99.B(g)mbcaamend

          Delegation Agreement, dated July 1, 2001, attached hereto as EX-
          99B(g)mbcadel

     (h)  Shareholder Servicing Agreement, as amended August 22, 2001, attached hereto as EX-99.B(h)mbssa

          Accounting Services Agreement filed by EDGAR on November 22, 1995 as EX-99.B9-mbasa to Post-Effective Amendment No. 35 to the
          Registration Statement on Form N-1A*

          Amendment to Accounting Services Agreement filed by EDGAR on
          December 14, 2000 as EX-99.B(h)mbasaamend to Post-Effective
          Amendment No. 43 to the Registration Statement on Form N-1A*

          Service Agreement filed by EDGAR on electronic format on July 30,
          1993 as Exhibit (b)(15) to Post-Effective Amendment No. 32 to the
          Registration Statement on Form N-1A*

          Amendment to Service Agreement filed by EDGAR on December 29,
          1994 as EX-99.B9(d)mbsaa to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A*

          Amendment to Service Agreement filed by EDGAR on November 22,
          1995 as EX-99.B9-mbappsaa to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A*

          Class Y letter of understanding filed by EDGAR on December 27,
          1996 as EX-99.B9-mblou to Post-Effective Amendment No. 36 to the
          Registration Statement on Form N-1A*

     (i)  Opinion and Consent of Counsel attached hereto as EX-
          99.B(i)mblegopn

     (j)  Consent of Deloitte & Touche LLP, Independent Accountants,
          attached hereto as EX-99.B(j)mbconsnt

     (k)  Not applicable

     (l)  Not applicable

     (m)  Service Plan for Class A Shares filed by EDGAR on November 22,
          1995 as EX-99.B15-mbspca to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A*

          Distribution and Service Plan for Class A shares filed by EDGAR on December 29, 1997 as EX-99.B15-mbdsp to Post-Effective
          Amendment No. 38 to the Registration Statement on Form N1-A*

          Distribution and Service Plan for Class B shares filed by EDGAR on July 2, 1999 as EX-99.B(m)mbdspb to Post-Effective Amendment
          No. 40 to the Registration Statement on Form N-1A*

          Distribution and Service Plan for Class C shares filed by EDGAR on July 2, 1999 as EX-99.B(m)mbdspc to Post-Effective Amendment
          No. 40 to the Registration Statement on Form N-1A*

     (n)  Not applicable

     (o)  Multiple Class Plan, as amended November 14, 2001 and effective
          December 1, 2001, attached hereto as EX-99.B(o)mbmcp

     (p)  Code of Ethics, as revised, filed by EDGAR on December 14, 2000 as EX-99.B(p)mbcode to Post-Effective Amendment No. 43 to the
          Registration Statement on Form N-1A*

24. Persons controlled by or under common control with Registrant

      -------------------------------------------------------------

     None

25. Indemnification
      ---------------

     Reference is made to Article SEVENTH paragraph 6(b) through (f) of the
     Articles of Incorporation filed by EDGAR on November 22, 1995 as EX-
     99.B1-charter to Post-Effective Amendment No. 35 to the Registration
     Statement on Form N-1A*, Article IX of the Bylaws filed by EDGAR on
     December 14, 2000 as EX-99.B(b)mbbylaw to Post-Effective Amendment No.
     43 to the Registration Statement on Form N-1A* and to Article IV of
     the Underwriting Agreement filed by EDGAR on November 22, 1995 as EX-
     99.B6-mbua to Post-Effective Amendment No. 35 to the Registration
     Statement on Form N-1A*, each of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law
     regarding indemnification of directors, officers, employees and agents.

     Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No.
     11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the
     Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable.
     In the event that a claim for indemnification against such liabilities
     (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26. Business and Other Connections of Investment Manager
      ----------------------------------------------------

     Waddell & Reed Investment Management Company (WRIMCO) is the
     investment manager of the Registrant. Under the terms of an Investment
     Management Agreement between WRIMCO and the Registrant, WRIMCO is to provide investment management services to the Registrant. WRIMCO is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

     Each director and executive officer of WRIMCO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of WRIMCO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission,
     Kansas 66201-9217.

     As to each director and officer of WRIMCO, reference is made to the
     Prospectus and SAI of this Registrant.

27. Principal Underwriter
      ---------------------

     (a)  Waddell & Reed, Inc. is the principal underwriter of the
          Registrant. It is also the principal underwriter to the following investment companies:

          Waddell & Reed Advisors Asset Strategy Fund, Inc.
          Waddell & Reed Advisors Cash Management, Inc.
          Waddell & Reed Advisors Continental Income Fund, Inc.
          Waddell & Reed Advisors Funds, Inc.
          Waddell & Reed Advisors Global Bond Fund, Inc.
          Waddell & Reed Advisors Government Securities Fund, Inc.
          Waddell & Reed Advisors High Income Fund, Inc.
          Waddell & Reed Advisors International Growth Fund, Inc.
          Waddell & Reed Advisors Municipal High Income Fund, Inc.
          Waddell & Reed Advisors Municipal Money Market Fund, Inc.
          Waddell & Reed Advisors New Concepts Fund, Inc.
          Waddell & Reed Advisors Retirement Shares, Inc.
          Waddell & Reed Advisors Small Cap Fund, Inc.
          Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
          Waddell & Reed Advisors Value Fund, Inc.
          Waddell & Reed Advisors Vanguard Fund, Inc.
          W&R Funds, Inc.
          W&R Target Funds, Inc.
          Waddell & Reed InvestEd Portfolios, Inc.

     (b)  The information contained in the underwriter's application on
          Form BD as filed on December 3, 2001 SEC No. 8-27030, under the
          Securities Exchange Act of 1934, is herein incorporated by reference.

     (c)  No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28. Location of Accounts and Records
      --------------------------------

     The accounts, books and other documents required to be maintained by
     Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Theodore
     W. Howard and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee
     Mission, Kansas 66201-9217.

29. Management Services
      -------------------

     There is no service contract other than as discussed in Part A and
     Part B of this Post-Effective Amendment and as listed in response to
     Items 23.(h) and 23.(m) hereof.

30. Undertakings
      ------------

     Not applicable

---------------------------------
*Incorporated herein by reference

                            POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned,  WADDELL
& REED ADVISORS ASSET STRATEGY FUND, INC., WADDELL & REED ADVISORS CASH
MANAGEMENT, INC., WADDELL & REED ADVISORS CONTINENTAL INCOME FUND, INC.,
WADDELL & REED ADVISORS FUNDS, INC., WADDELL & REED ADVISORS GLOBAL BOND
FUND, INC., WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.,
WADDELL & REED ADVISORS HIGH INCOME FUND, INC., WADDELL & REED ADVISORS
INTERNATIONAL GROWTH FUND, INC., WADDELL & REED ADVISORS MUNICIPAL BOND
FUND, INC., WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND, INC.,
WADDELL & REED ADVISORS MUNICIPAL MONEY MARKET FUND, INC., WADDELL & REED
ADVISORS NEW CONCEPTS FUND, INC., WADDELL & REED ADVISORS RETIREMENT
SHARES, INC., WADDELL & REED ADVISORS SMALL CAP FUND, INC., WADDELL & REED
ADVISORS TAX-MANAGED EQUITY FUND, INC., WADDELL & REED ADVISORS VALUE FUND,
INC., WADDELL & REED ADVISORS VANGUARD FUND, INC., W&R TARGET FUNDS, INC.,
W&R FUNDS, INC. AND WADDELL & REED INVESTED PORTFOLIOS, INC.(each hereinafter called the Corporation), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT
L. HECHLER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940,
as amended, and any rules, regulations, orders or other requirements of the
United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the
Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any
Registration Statement and to any amendment or supplement to the
Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940,
as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  May 16, 2001                     /s/Robert L. Hechler
                                         --------------------------
                                        Robert L. Hechler, President

/s/Keith A. Tucker          Chairman of the Board          May 16, 2001
-------------------                                      -----------------
Keith A. Tucker

/s/Robert L. Hechler        President, Principal           May 16, 2001
--------------------        Financial Officer and        -----------------
Robert L. Hechler           Director

/s/Henry J. Herrmann        Vice President and             May 16, 2001
--------------------        Director                     -----------------
Henry J. Herrmann

/s/Theodore W. Howard       Vice President, Treasurer      May 16, 2001
--------------------        and Principal Accounting     -----------------
Theodore W. Howard          Officer

/s/James M. Concannon       Director                       May 16, 2001
--------------------                                     -----------------
James M. Concannon

/s/John A. Dillingham       Director                       May 16, 2001
--------------------                                     -----------------
John A. Dillingham

/s/David P. Gardner         Director                       May 16, 2001
-------------------                                      -----------------
David P. Gardner

/s/Linda K. Graves          Director                       May 16, 2001
--------------------                                     -----------------
Linda K. Graves

/s/Joseph Harroz, Jr.       Director                       May 16, 2001
--------------------                                     -----------------
Joseph Harroz, Jr.

/s/John F. Hayes            Director                       May 16, 2001
--------------------                                     -----------------
John F. Hayes

/s/Glendon E. Johnson       Director                       May 16, 2001
--------------------                                     -----------------
Glendon E. Johnson

/s/William T. Morgan        Director                       May 16, 2001
--------------------                                     -----------------
William T. Morgan

/s/Frank J. Ross, Jr.       Director                       May 16, 2001
--------------------                                     -----------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz      Director                       May 16, 2001
--------------------                                     -----------------
Eleanor B. Schwartz

/s/Frederick Vogel III      Director                       May 16, 2001
--------------------                                     -----------------
Frederick Vogel III

Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the
Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and
State of Kansas, on the 21st day of December, 2001.

            WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.

                               (Registrant)

                         By /s/ Robert L. Hechler*
                          ------------------------
                       Robert L. Hechler, President

     Pursuant to the requirements of the Securities Act of 1933, and/or the
Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

     Signatures          Title
      ----------          -----

/s/Keith A. Tucker*      Chairman of the Board         December 21, 2001
----------------------                                  ----------------
Keith A. Tucker

/s/Robert L. Hechler*    President, Principal          December 21, 2001
----------------------   Financial Officer and          ----------------
Robert L. Hechler        Director

/s/Henry J. Herrmann*    Vice President and            December 21, 2001
----------------------   Director                       ----------------
Henry J. Herrmann

/s/Theodore W. Howard*   Vice President, Treasurer     December 21, 2001
----------------------   and Principal Accounting       ----------------
Theodore W. Howard       Officer

/s/James M. Concannon*   Director                      December 21, 2001
------------------                                      ----------------
James M. Concannon

/s/John A. Dillingham*   Director                      December 21, 2001
------------------                                      ----------------
John A. Dillingham

/s/David P. Gardner*     Director                      December 21, 2001
------------------                                      ----------------
David P. Gardner

/s/Linda K. Graves*      Director                      December 21, 2001
------------------                                      ----------------
Linda K. Graves

/s/Joseph Harroz, Jr.*   Director                      December 21, 2001
------------------                                      ----------------
Joseph Harroz, Jr.

/s/John F. Hayes*        Director                      December 21, 2001
-------------------                                     ----------------
John F. Hayes

/s/Glendon E. Johnson*   Director                      December 21, 2001
-------------------                                     ----------------
Glendon E. Johnson

/s/William T. Morgan*    Director                      December 21, 2001
-------------------                                     ----------------
William T. Morgan

/s/Frank J. Ross, Jr.*   Director                      December 21, 2001
------------------                                      ----------------
Frank J. Ross, Jr.

/s/Eleanor B Schwartz*   Director                      December 21, 2001
-------------------                                     ----------------
Eleanor B. Schwartz

/s/Frederick Vogel III*  Director                      December 21, 2001
-------------------                                     ----------------
Frederick Vogel III

*By /s/Kristen A. Richards
-------------------------
    Kristen A. Richards
    Attorney-in-Fact

ATTEST:/s/Daniel C. Schulte
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   Daniel C. Schulte
   Assistant Secretary